UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-22148

        Invesco Actively Managed Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                 Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

                                 Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-983-0903

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders October 31, 2022
PSR PSMB PSMC PSMG IHYF PSMM PHDG GTO GSY VRIG

Invesco Active U.S. Real Estate ETF

Invesco Balanced Multi-Asset Allocation ETF

Invesco Conservative Multi-Asset Allocation ETF

Invesco Growth Multi-Asset Allocation ETF

Invesco High Yield Bond Factor ETF

Invesco Moderately Conservative Multi-Asset Allocation ETF

Invesco S&P 500® Downside Hedged ETF

Invesco Total Return Bond ETF

Invesco Ultra Short Duration ETF

Invesco Variable Rate Investment Grade ETF

2

The Market Environment

Domestic Equity Market Overview

The fiscal year ended October 31, 2022 began with continued volatility in equity markets in the fourth quarter of 2021 amid substantial inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the 12 months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected; however, the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

In this environment, US stocks had negative double-digit returns for the fiscal year ended October 31, 2022 of -14.61%, as measured by the S&P 500 Index.4

[1]	Source: Bloomberg LP
[2]	Source: US Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged during the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased slightly from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1% and fixed income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to

3

The Market Environment (continued)

-9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key Fed funds rate during the fiscal year, including a 0.50% hike in May, and three 0.75% hikes in June, July and November, the largest hikes since 1994, to a target Fed funds rate of 3.75-4.00%, the highest since 2008.4 At their November 2022 meeting, the Fed signaled that its hawkish policies would continue, though a slowing of the pace of rate increases was likely. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 4.51% during the fiscal year, while 10-year Treasury rates increased from 2.98% to 4.10%.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg
[4]	Source: Federal Reserve of Economic Data

Global Equity

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

4

PSR	Management’s Discussion of Fund Performance
Invesco Active U.S. Real Estate ETF (PSR)

The Invesco Active U.S. Real Estate ETF (the “Fund”) is an actively managed exchange-traded fund whose investment objective is to achieve high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT All Equity REITs Index (the “Benchmark Index”). The Fund considers a company to be principally engaged in the U.S. real estate industry if it: (i) derives 50% of its revenues or profits from the ownership, leasing, management, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund plans to invest principally in equity real estate investment trusts (“REITs”). Equity REITs pool investors’ funds for investments primarily in real estate properties or real estate-related loans (such as mortgages). The Fund also may invest in real estate operating companies (“REOCs”), as well as securities of other companies principally engaged in the U.S. real estate industry. REOCs are similar to REITs, except that REOCs reinvest their earnings into the business, rather than distributing them to unitholders like REITs.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (18.65)%. On a net asset value (“NAV”) basis, the Fund returned (18.66)%. During the same time period, the Benchmark Index returned (19.16)%.

Relative to the Benchmark Index, the Fund was most overweight in the specialized REITs sub-industry and most underweight in the retail REITs sub-industry during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the industrial REITs and office REITs sub-industries, respectively.

For the fiscal year ended October 31, 2022, no sub-industries contributed positively to the Fund’s return. During the period, the specialized REITs and residential REITs sub-industries detracted most from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included CoreSite Realty Corp., an specialized REITs company (no longer held at fiscal year-end), and Veris Residential, Inc., an office REIT company (portfolio average weight of 0.27%). Positions that detracted most significantly from the Fund’s return included Crown Castle Inc., a specialized REIT company (portfolio average weight of 6.19%), and American Tower Corp., a specialized REIT company (portfolio average weight of 6.18%).

Property Type and Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Infrastructure REITs	18.67
Industrial	10.84
Apartments	10.42
Self Storage	8.85
Data Centers	7.91
Health Care	7.12
Shopping Centers	6.36
Free Standing	5.43
Specialty	4.77
Office	4.42
Manufactured Homes	3.53
Diversified	3.38
Timber REITs	2.68
Lodging Resorts	2.65
Single Family Homes	2.19
Regional Malls	0.82
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
American Tower Corp.	6.39
SBA Communications Corp., Class A	6.33
Crown Castle, Inc.	5.95
Digital Realty Trust, Inc.	3.96
Equinix, Inc.	3.95
CubeSmart	1.81
Public Storage	1.77
Life Storage, Inc.	1.76
Extra Space Storage, Inc.	1.76
National Storage Affiliates Trust	1.75
Total	35.43

*	Excluding money market fund holdings.

5

Invesco Active U.S. Real Estate ETF (PSR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE Nareit All Equity REITs Index	(19.16)%	(0.35)%	(1.05)%	4.77%	26.22%	7.38%	103.76%	14.26%	541.64%
Fund
NAV Return	(18.66)	(0.60)	(1.78)	4.53	24.83	7.08	98.15	13.63	493.84
Market Price Return	(18.65)	(0.55)	(1.65)	4.55	24.90	7.09	98.38	13.68	497.82

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

6

PSMB	Management’s Discussion of Fund Performance
Invesco Balanced Multi-Asset Allocation ETF (PSMB)

The Invesco Balanced Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a balanced investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of the Fund’s assets both in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”) as well as in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international issuers); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (13.44)%. On a net asset value (“NAV”) basis, the Fund returned (13.54)%. During the same time period, the Custom Invesco Balanced Allocation ETF Index (the “Benchmark Index”) returned (18.04)%, while the S&P 500® Index returned (14.61)%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s higher relative exposure to U.S. equity securities. Exposure to small and mid-cap equity securities, along with exposure to non-U.S. developed equities, also contributed to the Fund’s relative performance. The Fund’s performance, on a NAV basis, was higher than the return of the S&P 500® Index during the period primarily due to the Fund’s lower relative exposure to U.S. equities.

For the fiscal year ended October 31, 2022, from an asset class perspective, there were no positive contributors to the Fund’s performance. Exposure to fixed income through the Underlying ETFs were the largest detractors to the Fund’s absolute return, followed by U.S. equity.

There were no positions that positively contributed to the Fund’s absolute return. Positions that detracted most significantly from the Fund’s absolute return included the Invesco 1-30 Laddered Treasury ETF (portfolio average weight of 9.75%) and the Invesco Taxable Municipal Bond ETF (portfolio average weight of 8.46%).

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2022
U.S. Equities	48.66
Fixed Income	37.33
International and Developed Equities	8.78
Emerging Markets Equities	5.20
Money Market Funds Plus Other Assets Less Liabilities	0.03

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Invesco S&P 500® Pure Growth ETF	13.46
Invesco 1-30 Laddered Treasury ETF	11.86
Invesco RAFI™ Strategic US ETF	11.77
Invesco Russell 1000 Dynamic Multifactor ETF	8.60
Invesco Taxable Municipal Bond ETF	5.30
Invesco Variable Rate Investment Grade ETF	4.84
Invesco S&P 500® Low Volatility ETF	4.60
Invesco RAFI™ Strategic Developed ex-US ETF	4.45
Invesco S&P International Developed Low Volatility ETF	4.33
Invesco Fundamental High Yield® Corporate Bond ETF	3.95
Total	73.16

*	Excluding money market fund holdings.

7

Invesco Balanced Multi-Asset Allocation ETF (PSMB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Custom Invesco Balanced Allocation ETF Index	(18.04)%	1.69%	5.17%	3.22%	17.18%	4.33%	27.22%
S&P 500® Index	(14.61)	10.22	33.88	10.44	64.31	11.05	81.37
Fund
NAV Return	(13.54)	3.95	12.34	4.80	26.45	5.59	36.23
Market Price Return	(13.44)	3.90	12.17	4.78	26.32	5.56	35.98

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.32% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.27%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 60% MSCI ACWI Index (Net) and 40% Bloomberg U.S. Aggregate Bond Index.

8

PSMC	Management’s Discussion of Fund Performance
Invesco Conservative Multi-Asset Allocation ETF (PSMC)

The Invesco Conservative Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks total return consistent with a lower level of risk relative to the broad stock market. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of the Fund’s assets in Underlying ETFs that invest primarily in fixed- income securities (“Fixed Income ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international issuers); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (13.29)%. On a net asset value (“NAV”) basis, the Fund returned (13.22)%. During the same time period, the Custom Invesco Conservative Allocation ETF Index (the “Benchmark Index”) returned (16.40)%, while the S&P 500® Index returned (14.61)%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s security selection in fixed income securities. Exposure to U.S. equities, along with small and mid-cap equities, also contributed to the Fund’s relative performance. The Fund’s performance, on a NAV basis, was higher than the return of the S&P 500® Index during the period primarily due to the Fund’s lower relative exposure to U.S. equities. For the fiscal year ended

October 31, 2022, from an asset class perspective, there were no positive contributors to the Fund’s performance. Exposure to fixed income through Underlying ETFs was the largest detractor to the Fund’s absolute return, followed by exposure to U.S. equities.

There were no positions that positively contributed to the Fund’s absolute return. Invesco Taxable Municipal Bond ETF (portfolio average weight of 17.06%) along with the Invesco 1-30 Laddered Treasury ETF (portfolio average weight of 11.47%) and the Invesco Fundamental High Yield® Corporate Bond ETF (portfolio average weight of 12.57%) detracted from the Fund’s absolute return.

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2022
Fixed Income	76.01
U.S. Equities	19.28
International and Developed Equities	3.63
Emerging Markets Equities	1.05
Money Market Funds Plus Other Assets Less Liabilities	0.03

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Invesco Taxable Municipal Bond ETF	16.40
Invesco 1-30 Laddered Treasury ETF	13.51
Invesco Fundamental High Yield® Corporate Bond ETF	13.00
Invesco Variable Rate Investment Grade ETF	11.77
Invesco PureBetaSM 0-5 Yr US TIPS ETF	6.66
Invesco Senior Loan ETF	5.20
Invesco S&P 500® Pure Growth ETF	4.98
Invesco Investment Grade Defensive ETF	3.86
Invesco Emerging Markets Sovereign Debt ETF	3.50
Invesco Preferred ETF	3.49
Total	82.37

*	Excluding money market fund holdings.

9

Invesco Conservative Multi-Asset Allocation ETF (PSMC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Custom Invesco Conservative Allocation ETF Index	(16.40)%	(1.86)%	(5.48)%	0.80%	4.09%	1.49%	8.77%
S&P 500® Index	(14.61)	10.22	33.88	10.44	64.31	11.05	81.37
Fund
NAV Return	(13.22)	0.06	0.18	2.00	10.42	2.51	15.13
Market Price Return	(13.29)	0.01	0.02	1.98	10.32	2.48	14.92

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.37% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.32%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 20% MSCI ACWI Index (Net) and 80% Bloomberg U.S. Aggregate Bond Index.

10

PSMG	Management’s Discussion of Fund Performance
Invesco Growth Multi-Asset Allocation ETF (PSMG)

The Invesco Growth Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide long-term capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a growth investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of Fund assets in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (12.78)%. On a net asset value (“NAV”) basis, the Fund returned (12.83)%. During the same time period, the Custom Invesco Growth Allocation ETF Index (the “Benchmark Index”) returned (18.97)%, while the S&P 500® Index returned (14.61)%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s higher relative exposure to U.S. equity securities. Exposure to small and mid-cap equity securities, along with exposure to non-U.S. developed equities, also contributed to the Fund’s relative performance. The Fund’s performance, on a NAV basis, was higher than the return of the S&P 500® Index during the period primarily due to the Fund’s lower relative exposure to U.S. equities.

For the fiscal year ended October 31, 2022, there were no positive contributors to the Fund’s absolute returns. Exposure to U.S. equities through Underlying ETFs was the largest detractor to the Fund’s absolute return, followed by non-U.S. developed equity.

There were no positions that positively contributed to the Fund’s absolute return. Invesco S&P 500® Pure Growth ETF (portfolio average weight of 13.49%), Invesco 1-30 Laddered Treasury ETF (portfolio average weight of 7.63%) and Invesco RAFITM Strategic Emerging Markets ETF (portfolio average weight of 3.66%) were the largest detractors from the Fund’s absolute return.

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2022
U.S. Equities	61.53
Fixed Income	19.65
International and Developed Equities	11.73
Emerging Markets Equities	7.09
Money Market Funds Plus Other Assets Less Liabilities	0.00

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Invesco S&P 500® Pure Growth ETF	15.44
Invesco RAFI™ Strategic US ETF	14.95
Invesco Russell 1000 Dynamic Multifactor ETF	11.45
Invesco S&P 500® Low Volatility ETF	8.92
Invesco 1-30 Laddered Treasury ETF	8.90
Invesco RAFI™ Strategic Developed ex-US ETF	5.92
Invesco S&P International Developed Low Volatility ETF	5.81
Invesco RAFI™ Strategic US Small Company ETF	4.44
Invesco S&P Emerging Markets Low Volatility ETF	3.80
Invesco S&P MidCap Low Volatility ETF	3.66
Total	83.29

*	Excluding money market fund holdings.

11

Invesco Growth Multi-Asset Allocation ETF (PSMG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Custom Invesco Growth Allocation ETF Index	(18.97)%	3.32%	10.30%	4.28%	23.32%	5.63%	36.47%
S&P 500® Index	(14.61)	10.22	33.88	10.44	64.31	11.05	81.37
Fund
NAV Return	(12.83)	5.85	18.61	6.19	35.03	7.13	47.91
Market Price Return	(12.78)	5.83	18.52	6.15	34.80	7.13	47.86

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.31% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.26%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 80% MSCI ACWI Index (Net) and 20% Bloomberg U.S. Aggregate Bond Index.

12

IHYF	Management’s Discussion of Fund Performance
Invesco High Yield Bond Factor ETF (IHYF)

The Invesco High Yield Bond Factor ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade, fixed-income securities (also referred to as “junk” bonds), and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc., the Fund’s sub-adviser, selects securities for the Fund’s portfolio by utilizing a factor-based strategy that involves systematically targeting securities exhibiting quantifiable issuer characteristics (or “factors”) that the sub-adviser believes will have higher returns than other fixed income securities with comparable characteristics over market cycles. In practice, this means the Fund may have higher allocations to: value bonds (bonds that have high spreads relative to other securities of similar credit quality and/or sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher absolute yield or spread). The portfolio managers expect to include additional factors, modify the factors used to build the Fund’s portfolio, or, alternatively, actively manage the Fund’s portfolio to minimize certain risks, as it deems appropriate.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (12.59)%. On a net asset value (“NAV”) basis, the Fund returned (12.61)%. During the same time period, the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (the “Benchmark Index”) returned (11.76)%.

During the same time period, the Fund underperformed the Benchmark Index, driven by the Fund’s large allocation to the industrials sector. The Fund’s performance, on a NAV basis, was less than the return of the Benchmark Index during the period primarily because of the Fund’s security selection in and allocation to the industrials sector and the consumer staples sector. Exposure to the communication services sector also detracted from the Fund’s relative performance.

For the fiscal year ended October 31, 2022, from an industry perspective, exposure in energy equipment & services was the largest contributor to the Fund’s absolute return, followed by independent power and renewable electricity producers. In contrast, exposure to media and pharmaceuticals detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s absolute return included the PBF Holding Co. LLC/PBF Finance Corp., 6.00% coupon, due 02/15/2028 (portfolio average weight of 0.10%) and Viasat, Inc., 5.63% coupon, due 09/15/2025 (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s absolute return included

Embarq Corp., 8.00% coupon; due 06/01/2036 (portfolio average weight of 0.30%) and EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A, 5.38% coupon; due 12/30/2030 (portfolio average weight of 0.40%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
U.S. Dollar Denominated Bonds & Notes	96.58
U.S. Treasury Securities	0.36
Money Market Funds Plus Other Assets Less Liabilities	3.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027	0.89
TransDigm, Inc., 6.25%, 03/15/2026	0.79
GFL Environmental, Inc., 4.25%, 06/01/2025	0.75
Domtar Corp., 6.75%, 10/01/2028	0.71
Sprint Corp., 7.88%, 09/15/2023	0.70
Sprint Corp., 7.13%, 06/15/2024	0.70
CVR Energy, Inc., 5.25%, 02/15/2025	0.69
Community Health Systems, Inc., 8.00%, 03/15/2026	0.69
Staples, Inc., 7.50%, 04/15/2026	0.67
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026	0.63
Total	7.22

*	Excluding money market fund holdings.

13

Invesco High Yield Bond Factor ETF (IHYF) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index	(11.76)%	(3.46)%	(6.51)%
Fund
NAV Return	(12.61)	(4.21)	(7.90)
Market Price Return	(12.59)	(4.24)	(7.95)

Fund Inception: December 2, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted.

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% includes the unitary management fee of 0.39% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

14

PSMM	Management’s Discussion of Fund Performance
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

The Invesco Moderately Conservative Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and some capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a moderately conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of the Fund’s assets in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”), as well as in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (13.68)%. On a net asset value (“NAV”) basis, the Fund returned (13.56)%. During the same time period, the Custom Invesco Moderately Conservative Allocation ETF Index (the “Benchmark Index”) returned (17.19)%, while the S&P 500® Index returned (14.61)%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s higher relative exposure to U.S. equities and fixed income. There were no detractors from the Fund’s relative performance. The Fund’s performance, on a NAV basis, was higher than the return of the S&P 500® Index during the period primarily due to the Fund’s lower relative exposure to U.S. equities.

For the fiscal year ended October 31, 2022, from an asset class perspective, there were no positive contributors to the Fund’s performance. Exposure to fixed income securities through Underlying ETFs was the largest detractor to the Fund’s absolute return, followed by exposure to U.S. equities.

There were no positions that positively contributed to the Fund’s absolute return. Positions that detracted most significantly from the Fund’s absolute return included Invesco S&P 500® Pure Growth ETF (portfolio average weight of 13.49%) and Invesco 1-30 Laddered Treasury ETF (portfolio average weight of 7.63%).

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2022
Fixed Income	56.42
U.S. Equities	34.08
International and Developed Equities	5.89
Emerging Markets Equities	3.59
Money Market Funds Plus Other Assets Less Liabilities	0.02

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Invesco Taxable Municipal Bond ETF	12.86
Invesco 1-30 Laddered Treasury ETF	12.77
Invesco S&P 500® Pure Growth ETF	9.09
Invesco RAFI™ Strategic US ETF	8.33
Invesco Fundamental High Yield® Corporate Bond ETF	7.95
Invesco Variable Rate Investment Grade ETF	6.84
Invesco PureBetaSM 0-5 Yr US TIPS ETF	5.68
Invesco Russell 1000 Dynamic Multifactor ETF	5.55
Invesco Senior Loan ETF	3.85
Invesco S&P 500® Low Volatility ETF	3.05
Total	75.97

*	Excluding money market fund holdings.

15

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Custom Invesco Moderately Conservative Allocation ETF Index	(17.19)%	(0.04)%	(0.11)%	2.06%	10.74%	2.95%	17.96%
S&P 500® Index	(14.61)	10.22	33.88	10.44	64.31	11.05	81.37
Fund
NAV Return	(13.56)	1.89	5.78	3.39	18.13	4.04	25.25
Market Price Return	(13.68)	1.82	5.55	3.35	17.93	4.01	25.03

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.30%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 40% MSCI ACWI Index (Net) and 60% Bloomberg U.S. Aggregate Bond Index.

16

PHDG	Management’s Discussion of Fund Performance
Invesco S&P 500® Downside Hedged ETF (PHDG)

The Invesco S&P 500® Downside Hedged ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. The Fund seeks to achieve its investment objective by allocating its assets generally among the components of the S&P 500® Dynamic VEQTOR Index (the “Benchmark Index”). The Benchmark Index is composed of up to three types of components: (i) an equity component, represented by the S&P 500® Index; (ii) a volatility hedge component, represented by the S&P 500® VIX Short-Term Futures Index (“VIX Futures Index”); and (iii) cash. The Benchmark is designed to measure the performance of the broad equity markets with an implied volatility hedge. “Implied volatility” is a measure of the expected volatility of the S&P 500® Index that is reflected in the value of the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX Index”). Known as the “fear gauge” of the broader U.S. equities market, the VIX Index measures market volatility in large capitalization U.S. stocks and is calculated based on the prices of certain put and call options on the S&P 500® Index.

The VIX Futures Index is designed to measure the returns from long positions in futures contracts on the VIX Index. The Benchmark Index’s allocation to the VIX Futures Index is designed to serve as a volatility hedge, as volatility historically tends to correlate negatively to the performance of the U.S. equity markets (i.e., rapid declines in the performance of U.S. equity markets generally are associated with high volatility in such markets). Accordingly, pursuant to its methodology, the Benchmark Index allocates a greater portion of its weight to its equity component (the S&P 500® Index) during periods of low volatility, and a greater portion of its weight to its volatility hedge component (the VIX Futures Index) during periods of increased volatility.

Under normal circumstances, the Fund will invest its portfolio in a combination of assets that are similar, but not necessarily identical, to that of the Benchmark Index. The Fund’s portfolio is composed of: (i) an equity sleeve, consisting of the component securities of the S&P 500® Index, (ii) a volatility hedge sleeve, consisting of VIX Index-Related Instruments (defined below), which include futures contracts on the VIX Index, (iii) futures contracts that track the S&P 500® Index (“S&P 500 Futures”); and (iv) various liquid investments, including short-term high quality U.S. Treasury Securities, money market instruments, cash and cash equivalents. With respect to its equity sleeve, the Fund utilizes a “passive” investment strategy that seeks to track the performance of the S&P 500® Index as closely as possible. To do so, the Fund employs a “full replication” methodology; “full replication” means that the Fund generally invests the portion of its portfolio allocated to its equity sleeve in all of the component securities of the S&P 500® Index in proportion to their weightings in the S&P 500® Index. Although the Fund employs a passive strategy with respect to its equity sleeve, Invesco Capital Management LLC (the “Adviser”), the Fund’s adviser, will actively manage the Fund’s investments in VIX Index-Related Instruments, S&P 500 Futures, short-term instruments and cash, as well as the Fund’s allocation of its assets among the equity and volatility hedge sleeves. Such allocations may not correspond to the Benchmark Index’s allocations. Instead, the Adviser will seek to obtain returns for the Fund that exceed the Benchmark Index by providing the Fund with equity or volatility hedge sleeve allocations that are higher or lower than those of the Benchmark Index at any time given the market conditions at that time.

In addition to its investments in futures contracts on the VIX Index, the Fund may invest in U.S.-listed exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) that provide exposure to the VIX Index (such ETFs and ETNs, along with futures contracts on the VIX Index, are collectively the “VIX Index-Related Instruments”). The Fund may invest in the short-term instruments and cash to provide liquidity or to protect the Fund during periods of heightened volatility when the Adviser believes that it is in the best interest of the Fund to do so.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (3.51)%. On a net asset value (“NAV”) basis, the Fund returned (3.78)%. During the same time period, the Benchmark Index returned (3.33)%. The Fund’s underperformance on a NAV basis, relative to the Benchmark Index was primarily due to fees and transaction costs incurred by the Fund during the fiscal year.

During this same time period, the S&P 500® Index returned (14.61)% and the U.S. 3-Month Treasury Bill Index (the “T-Bill 3-Month Index”) returned 1.30% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The Indexes were selected for their recognition in the marketplace. The S&P 500® Index was selected because its performance comparison is a useful measure for investors as a broad representation of the equity market. The T-Bill 3-Month Index was selected because its performance comparison is a useful measure for investors as a broad representation of the short-term U.S. fixed income market.

The Fund’s performance, on a NAV basis, differed from the return of the S&P 500® Index during the period primarily because of the Fund’s consistent allocation to VIX futures, which generally have an inverse correlation to the S&P 500® Index. The Fund’s performance, on a NAV basis, differed from the return of the U.S. 3-Month Treasury Bill Index during the period primarily because of the Fund’s consistent allocation to VIX Futures.

For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the health care sector. The Fund’s VIX futures allocations and exposure to the communication services sector were the largest detractors from the Fund’s return.

17

Invesco S&P 500® Downside Hedged ETF (PHDG) (continued)

Positions that contributed most significantly to the Fund’s return included the CBOE VIX (CBF) Oct 22, a VIX futures contract (portfolio average weight of 1.61%), and the E-Mini S&P 500 (CME) Sep 22 futures contract (portfolio average weight of 3.46%). The positions that detracted most significantly from the Fund’s return were the CBOE VIX (CBF) Apr 22, a VIX futures contract (portfolio average weight of 1.48%), and CBOE VIX (CBF) Jun 22, a VIX futures contract (portfolio average weight of 1.13%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	17.97
Health Care	10.47
Financials	7.83
Consumer Discretionary	7.43
Industrials	5.65
Communication Services	5.03
Consumer Staples	4.74
Energy	3.67
Sector Types Each Less Than 3%	5.56
Money Market Funds Plus Other Assets Less Liabilities	31.65

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Apple, Inc.	4.87
Microsoft Corp.	3.64
Amazon.com, Inc.	1.91
Tesla, Inc.	1.27
Alphabet, Inc., Class A	1.19
Berkshire Hathaway, Inc., Class B	1.12
UnitedHealth Group, Inc.	1.09
Alphabet, Inc., Class C	1.07
Exxon Mobil Corp.	0.97
Johnson & Johnson	0.96
Total	18.09

*	Excluding money market fund holdings.

18

Invesco S&P 500® Downside Hedged ETF (PHDG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Dynamic VEQTOR Index	(3.33)%	10.78%	35.96%	7.49%	43.49%	6.00%	78.09%
S&P 500® Index	(14.61)	10.22	33.88	10.44	64.31	12.87	231.48
U.S. 3 Month Treasury Bill Index	1.30	0.65	1.97	1.18	6.02	0.71	7.27
Fund
NAV Return	(3.78)	10.51	34.96	6.96	40.00	5.36	67.66
Market Price Return	(3.51)	10.67	35.56	6.99	40.17	5.37	67.86

Fund Inception: December 6, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.41% (0.40% after fee waiver) includes the unitary management fee of 0.39% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

GTO	Management’s Discussion of Fund Performance
Invesco Total Return Bond ETF (GTO)

The Invesco Total Return Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum total return, comprised of income and capital appreciation. The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments as discussed below, and also include exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments (which may include ETFs and CEFs affiliated with the Fund). The fixed income instruments in which the Fund will invest include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds, and other similar instruments, such as Treasury securities, collateralized loan obligations, mortgage- backed securities and asset-backed securities, issued by various U.S. and non-U.S. public- or private-sector entities, and municipal securities, which are debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (18.81)%. On a net asset value (“NAV”) basis, the Fund returned (18.65)%. During this same time period, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”) returned (15.68)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 11,570 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. bond market.

The Fund’s underperformance, on a NAV basis, relative to the Benchmark Index during the period was primarily due to the Fund’s security selection in the health care sector. Security selection within the consumer staples sector also detracted from the Fund’s performance relative to the Benchmark Index during the period.

For the fiscal year ended October 31, 2022, from an industry perspective, exposure to tobacco was the largest contributor to the Fund’s absolute return, followed by paper & forest products. In contrast, exposure to the banking and capital markets industries detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s return included Enerflex Ltd., 9.00% coupon; due 10/15/2027 (portfolio average weight of 0.10%) and Uniform Mortgage-Backed Securities, 5.00% coupon; due 11/14/2022 (portfolio average weight of 3.00%). Positions that detracted most significantly from the Fund’s return included a U.S. Treasury Bond, 2.88% coupon; due 05/15/2052 (portfolio average weight of 0.30%) and JAB Holdings B.V., 4.50% coupon; due 04/08/2052 (portfolio average weight of 0.50%).

Asset Group (% of the Fund’s Net Assets) as of October 31, 2022
U.S. Dollar Denominated Bonds & Notes	64.08
Asset-Backed Securities	25.95
U.S. Government Sponsored Agency Mortgage-Backed Securities	22.23
U.S. Treasury Securities	1.44
Agency Credit Risk Transfer Notes	0.91
Municipal Obligations	0.41
Open Over-The-Counter Foreign Currency	0.37
U.S. Government Sponsored Agency Securities	0.33
Open Exchange-Traded Index Options Purchased	0.03
Non-U.S. Dollar Denominated Bonds & Notes	0.02
Money Market Funds Plus Other Assets Less Liabilities	(15.77)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2052	4.01
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2052	3.00
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2052	2.99
Uniform Mortgage-Backed Securities, TBA, 2.00%, 11/01/2052	2.76
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2052	1.93
BX Trust, Series 2021-LGCY, Class B, 4.27%, 10/15/2023	1.27
Uniform Mortgage-Backed Securities, TBA, 4.50%, 11/01/2052	1.18
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2052	1.14
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 5.06%, 09/15/2036	1.11
Algonquin Power & Utilities Corp., 4.75%, 01/18/2082	1.08
Total	20.47

*	Excluding money market fund holdings.

20

Invesco Total Return Bond ETF (GTO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Bloomberg U.S. Aggregate Bond Index	(15.68)%	(3.77)%	(10.89)%	(0.54)%	(2.68)%	0.14%	0.96%
Fund
NAV Return	(18.65)	(3.32)	(9.63)	0.27	1.38	1.70	12.02
Market Price Return	(18.81)	(3.38)	(9.80)	0.20	1.01	1.68	11.85

Guggenheim Total Return Bond ETF (the “Predecessor Fund”) Inception: February 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

21

GSY	Management’s Discussion of Fund Performance
Invesco Ultra Short Duration ETF (GSY)

The Invesco Ultra Short Duration ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum current income, consistent with preservation of capital and daily liquidity. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and in exchange-traded funds (“ETFs”) and closed-end funds that invest substantially all of their assets in fixed income securities. The Fund uses a low duration strategy to seek to outperform the ICE BofA US Treasury Bill Index (the “Benchmark Index”) in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements, and money market funds, while seeking to provide preservation of capital and daily liquidity. The Fund expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year.

The Fund is primarily invested in corporate bonds, commercial paper and asset-backed securities. The Fund’s high allocation to floating rate securities reduces interest rate risk while commercial paper helps the Fund manage its liquidity needs. The Fund’s focus on high-quality short maturity holdings helps the Fund manage credit risk. The Fund continues to maintain an average effective duration below one year. The portfolio management team believes the Fund is well positioned for interest rate volatility and broader financial market sell-offs overall and relative to other conservative ultra-short fixed income funds. The Fund’s significant holdings in high quality investment grade assets and money market securities continue to help reduce drawdown risks, while preserving capital and maintaining a competitive yield.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (1.15)%. On a net asset value (“NAV”) basis, the Fund returned (1.13)%. During the same time period, the Benchmark Index returned 0.62%. The Fund’s underperformance, on a NAV basis, relative to the return of the Benchmark Index during the year was primarily due to the Fund maintaining an overweight position in long maturity investment grade credit securities.

Allocation to and security selection within investment grade corporate bonds of communication services companies and cash securities were positive contributors to the Fund’s performance relative to the Benchmark Index. Additionally, the Fund’s performance was positively impacted by its overweight allocation to the gas utilities, diversified telecommunication services, and hotels, restaurants & leisure industries. The allocation to the banks industry was a detractor from the Fund’s performance relative to the Benchmark Index.

Positions that contributed most significantly to the Fund’s return included Cerberus Loan Funding XXXIV L.P. (portfolio average weight of 0.27%) and a Macquarie Group Ltd. (portfolio average weight of 0.95%). Positions that detracted most significantly from the Fund’s return included COLT Mortgage Loan Trust (portfolio average weight of 0.49% ) and Verus Securitization Trust (portfolio average weight of 0.40%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
U.S. Dollar Denominated Bonds & Notes	42.21
Commercial Paper	37.38
Asset-Backed Securities	13.27
Repurchase Agreements	3.79
Non-U.S. Dollar Denominated Bonds & Notes	2.81
U.S. Treasury Securities	1.82
Certificates of Deposit	0.13
Variable Rate Senior Loan Interests	0.07
Money Market Funds Plus Other Assets Less Liabilities	(1.48)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Japan Treasury Discount Bill, Series 1111, 0.00%, 01/11/2023	2.81
Citigroup Global Markets, Inc., joint term agreement dated 10/19/2022, 3.71%, 11/01/2022	2.37
Barclays Capital, Inc., 1.06%, 02/02/2023	1.73
Alimentation Couche-Tard, Inc., 3.88%, 11/14/2022	1.52
J.P. Morgan Securities LLC, joint open agreement dated 06/11/2021, 3.37%, 11/01/2022	1.42
Brookfield Infrastructure Holdings Canada, Inc., 4.32%, 12/01/2022	1.18
Discover Bank, 3.35%, 02/06/2023	1.18
Bank of Nova Scotia (The), 1.95%, 02/01/2023	1.18
National Bank of Canada, 2.10%, 02/01/2023	1.18
HSBC USA, Inc., 0.78%, 01/06/2023	1.18
Total	15.75

*	Excluding money market fund holdings.

22

Invesco Ultra Short Duration ETF (GSY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
ICE BofA US Treasury Bill Index	0.62%	0.56%	1.69%	1.16%	5.92%	0.71%	7.29%	0.66%	10.17%
Fund
NAV Return	(1.13)	0.40	1.21	1.32	6.79	1.36	14.47	1.12	17.77
Market Price Return	(1.15)	0.40	1.19	1.32	6.78	1.36	14.43	1.12	17.74

Guggenheim Ultra Short Duration ETF (the “Predecessor Fund”) Inception: February 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.22%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

23

VRIG	Management’s Discussion of Fund Performance
Invesco Variable Rate Investment Grade ETF (VRIG)

The Invesco Variable Rate Investment Grade ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objectives are seeking to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade, variable rate or floating rate debt securities that are denominated in U.S. dollars and are issued by U.S. private sector entities or U.S. government agencies and instrumentalities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects the following types of securities for the Fund: (i) floating rate non-agency commercial mortgage-backed securities (“MBS”); variable rate non-agency residential MBS; variable rate agency MBS and floating rate non-agency asset-backed securities (“ABS”) (including floating rate non-agency commercial real estate collateralized loan obligations); (ii) floating rate corporate debt securities (comprised of corporate notes, bonds, debentures or privately issued securities offered pursuant to Rule 144A of the Securities Act of 1933, as amended); (iii) floating rate government sponsored enterprise credit risk transfers; (iv) floating rate U.S. Government securities (including floating rate agency debt securities); (v) variable rate preferred stock; and (vi) affiliated ETFs that invest primarily in any or all of the foregoing securities (collectively, “Variable Rate Instruments”), to the extent permitted by the Investment Company Act of 1940, as amended.

During the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (0.53)%. On a net asset value (“NAV”) basis, the Fund returned (0.45)%. During the same time period, the Bloomberg US Floating Rate Note Index (the “Benchmark Index”) returned 0.29%.

The Fund’s underperformance relative to the Benchmark Index was driven largely by its security selection within the communication services sector, as well as security selection within the energy sector. The Fund’s allocation to the financials sector was also a negative contributor for the period. The Fund’s allocation to the utilities sector and the health care sector contributed to the Fund’s relative performance for the period.

Positions that contributed most significantly to the Fund’s return included BOC Aviation Ltd., 4.77% coupon, due 09/26/2023 (portfolio average weight of 0.50%) and QUALCOMM, Inc., 5.15% coupon, due 01/30/2023 (portfolio average weight of 0.90%). Positions that detracted most significantly from the Fund’s return were Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN2, Class M1, 4.80% coupon, due 07/25/2041 (portfolio average weight of 0.60%) and Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A1, 3.23% coupon, due 08/25/2051 (portfolio average weight of 0.50%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
U.S. Dollar Denominated Bonds & Notes	48.05
Agency Credit Risk Transfer Notes	16.71
Asset-Backed Securities	16.62
U.S. Treasury Securities	15.12
U.S. Government Sponsored Agency Mortgage-Backed Securities	3.03
Money Market Funds Plus Other Assets Less Liabilities	0.47

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
U.S. Treasury Floating Rate Notes, 4.04%, 04/30/2024	12.02
U.S. Treasury Floating Rate Notes, 4.15%, 07/31/2024	3.10
American Express Co., 3.69%, 02/27/2023	0.91
Freddie Mac, Series 2021-DNA6, Class M2, STACR®, 4.50%, 10/25/2041	0.90
QUALCOMM, Inc., 5.15%, 01/30/2023	0.87
ING Groep N.V., 4.74%, 10/02/2023	0.87
Athene Global Funding, 3.49%, 05/24/2024	0.86
STAR Trust, Series 2022-SFR3, Class B, 5.37%, 05/17/2024	0.85
NextEra Energy Capital Holdings, Inc., 4.04%, 03/21/2024	0.84
Freddie Mac, Series 2021-DNA2, Class M2, STACR®, 5.30%, 08/25/2033	0.80
Total	22.02

*	Excluding money market fund holdings.

24

Invesco Variable Rate Investment Grade ETF (VRIG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Bloomberg US Floating Rate Note Index	0.29%	0.92%	2.77%	1.68%	8.71%	1.79%	11.47%
Fund
NAV Return	(0.45)	0.97	2.93	1.56	8.06	1.83	11.73
Market Price Return	(0.53)	0.94	2.85	1.54	7.93	1.80	11.48

Fund Inception: September 22, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the Benchmark Indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

25

Invesco Active U.S. Real Estate ETF (PSR)

October 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Apartments-10.42%
Apartment Income REIT Corp.	33,322	$1,280,565
AvalonBay Communities, Inc.	7,059	1,236,172
Camden Property Trust	10,844	1,253,024
Equity Residential	19,409	1,223,155
Essex Property Trust, Inc.	5,414	1,203,207
Independence Realty Trust, Inc.	78,710	1,319,180
Mid-America Apartment Communities, Inc.	8,469	1,333,444
UDR, Inc.	31,791	1,264,010
Veris Residential, Inc.(b)	103,355	1,636,110

		11,748,867

Data Centers-7.91%
Digital Realty Trust, Inc.	44,614	4,472,553
Equinix, Inc.	7,858	4,451,086

		8,923,639

Diversified-3.38%
Elme Communities(c)	71,858	1,371,769
JBG SMITH Properties	43,119	848,582
Vornado Realty Trust	31,555	744,383
W.P. Carey, Inc.(c)	11,120	848,456

		3,813,190

Free Standing-5.43%
Agree Realty Corp.	12,427	853,735
Essential Properties Realty Trust, Inc.	41,443	891,853
Four Corners Property Trust, Inc.	34,258	877,690
National Retail Properties, Inc.	20,859	876,704
NETSTREIT Corp.(c)	45,487	856,065
Realty Income Corp.	14,232	886,227
Spirit Realty Capital, Inc.	22,743	883,111

		6,125,385

Health Care-7.12%
CareTrust REIT, Inc.	64,398	1,202,955
Healthcare Realty Trust, Inc.	55,653	1,131,425
Healthpeak Properties, Inc.	47,571	1,128,860
National Health Investors, Inc.	20,404	1,156,907
Physicians Realty Trust(c)	76,770	1,156,156
Ventas, Inc.	29,037	1,136,218
Welltower, Inc.	18,296	1,116,788

		8,029,309

Industrial-10.84%
Americold Realty Trust, Inc.(c)	69,939	1,696,021
EastGroup Properties, Inc.	11,260	1,764,329
First Industrial Realty Trust, Inc.	36,485	1,737,781
Prologis, Inc.	15,960	1,767,570
Rexford Industrial Realty, Inc.	31,220	1,725,842
STAG Industrial, Inc.	57,273	1,809,254
Terreno Realty Corp.	30,253	1,728,656

		12,229,453

Infrastructure REITs-18.67%
American Tower Corp.	34,797	7,209,590
Crown Castle, Inc.	50,347	6,709,241
SBA Communications Corp., Class A	26,432	7,133,997

		21,052,828

	Shares	Value
Lodging Resorts-2.65%
Apple Hospitality REIT, Inc.	21,572	$369,313
DiamondRock Hospitality Co.	40,789	380,969
Host Hotels & Resorts, Inc.	19,767	373,201
Pebblebrook Hotel Trust	22,289	357,516
RLJ Lodging Trust	31,037	377,720
Ryman Hospitality Properties, Inc.	4,122	366,528
Summit Hotel Properties, Inc.(c)	46,170	398,909
Sunstone Hotel Investors, Inc.(c)	32,760	365,274

		2,989,430

Manufactured Homes-3.53%
Equity LifeStyle Properties, Inc.	20,150	1,288,794
Sun Communities, Inc.	9,941	1,340,544
UMH Properties, Inc.(c)	77,001	1,350,597

		3,979,935

Office-4.42%
Alexandria Real Estate Equities, Inc.	5,065	735,944
Boston Properties, Inc.	9,288	675,238
Corporate Office Properties Trust	28,566	761,284
Cousins Properties, Inc.	29,817	708,452
Douglas Emmett, Inc.	39,388	692,835
Kilroy Realty Corp.	16,501	705,253
Orion Office REIT, Inc.(c)	74,860	701,438

		4,980,444

Regional Malls-0.82%
Simon Property Group, Inc.	8,534	930,035

Self Storage-8.85%
CubeSmart	48,831	2,044,554
Extra Space Storage, Inc.	11,148	1,978,101
Life Storage, Inc.	17,971	1,987,772
National Storage Affiliates Trust	46,290	1,974,732
Public Storage	6,429	1,991,383

		9,976,542

Shopping Centers-6.36%
Acadia Realty Trust	62,905	878,783
Brixmor Property Group, Inc.	43,009	916,522
Federal Realty Investment Trust	9,017	892,502
InvenTrust Properties Corp.(c)	36,490	919,548
Kimco Realty Corp.	42,318	904,759
Regency Centers Corp.	14,963	905,411
Retail Opportunity Investments Corp.	58,686	849,773
SITE Centers Corp.	73,013	903,901

		7,171,199

Single Family Homes-2.19%
American Homes 4 Rent, Class A	39,432	1,259,458
Invitation Homes, Inc.	38,206	1,210,748

		2,470,206

Specialty-4.77%
Gaming and Leisure Properties, Inc.	26,540	1,330,185
Lamar Advertising Co., Class A	14,759	1,361,222
Outfront Media, Inc.(c)	76,132	1,374,183
VICI Properties, Inc.	40,849	1,307,985

		5,373,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Active U.S. Real Estate ETF (PSR)–(continued)

October 31, 2022

	Shares	Value
Timber REITs-2.68%
PotlatchDeltic Corp.(c)	22,517	$1,001,781
Rayonier, Inc.	29,432	991,858
Weyerhaeuser Co.	33,136	1,024,897

		3,018,536

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $130,228,835)		112,812,573

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.35%
Invesco Private Government Fund, 3.18%(d)(e)(f)	1,689,902	1,689,902

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 3.28%(d)(e)(f)	4,344,289	$4,344,289

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,034,115)		6,034,191

TOTAL INVESTMENTS IN SECURITIES-105.39% (Cost $136,262,950)		118,846,764
OTHER ASSETS LESS LIABILITIES-(5.39)%		(6,076,829)

NET ASSETS-100.00%		$112,769,935

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$12,688	$3,160,808	$(3,173,496)	$-	$-	$-	$653

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	454,874	41,229,040	(39,994,012)	-	-	1,689,902	22,589	*

Invesco Private Prime Fund	1,061,374	91,996,522	(88,711,888)	76	(1,795)	4,344,289	61,054	*

Total	$1,528,936	$136,386,370	$(131,879,396)	$76	$(1,795)	$6,034,191	$84,296

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

October 31, 2022

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 102.43%(a)

	% of Net Assets 10/31/22	Value 10/31/21	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 10/31/22	Value 10/31/22
Domestic Equity Funds-48.66%
Invesco Preferred ETF(b)	1.97%	$431,891	$708,723	$(238,386)	$(172,850)	$(15,247)	$31,872	63,648	$714,131
Invesco RAFI™ Strategic US ETF	11.77%	1,862,600	4,285,666	(1,512,489)	(576,054)	212,556	55,183	117,102	4,272,279
Invesco RAFI™ Strategic US Small Company ETF(b)	3.09%	1,196,360	1,368,517	(1,248,257)	(260,151)	66,159	10,521	33,352	1,122,628
Invesco Russell 1000 Dynamic Multifactor ETF	8.60%	1,630,133	2,956,745	(1,104,152)	(484,201)	123,557	31,902	72,708	3,122,082
Invesco S&P 500® Low Volatility ETF	4.60%	986,309	1,454,794	(686,680)	(123,081)	40,207	28,090	27,074	1,671,549
Invesco S&P 500® Pure Growth ETF	13.46%	1,951,231	5,710,859	(1,811,169)	(1,010,975)	47,832	19,638	31,350	4,887,778
Invesco S&P MidCap Low Volatility ETF(b)	3.09%	1,088,133	1,164,404	(1,070,843)	(112,569)	52,199	22,271	21,322	1,121,324
Invesco S&P SmallCap Low Volatility ETF(b)	2.08%	982,475	900,201	(1,044,271)	(124,672)	41,433	22,304	16,456	755,166

Total Domestic Equity Funds		10,129,132	18,549,909	(8,716,247)	(2,864,553)	568,696	221,781		17,666,937

Fixed Income Funds-37.33%
Invesco 1-30 Laddered Treasury ETF	11.86%	1,514,703	5,008,597	(1,366,310)	(740,329)	(110,120)	52,302	153,860	4,306,541
Invesco Emerging Markets Sovereign Debt ETF	2.18%	216,350	1,015,404	(203,175)	(222,468)	(16,831)	33,406	46,786	789,280
Invesco Fundamental High Yield® Corporate Bond ETF	3.95%	645,931	1,456,968	(509,702)	(132,769)	(25,348)	36,918	85,067	1,435,080
Invesco Investment Grade Defensive ETF	1.86%	429,326	625,705	(308,184)	(58,543)	(10,741)	8,449	28,739	674,361
Invesco Investment Grade Value ETF	0.99%	215,506	332,620	(121,694)	(62,186)	(5,007)	7,806	16,348	357,531
Invesco PureBetaSM 0-5 Yr US TIPS ETF	3.90%	864,064	1,296,120	(632,486)	(102,229)	(8,480)	67,024	57,612	1,416,679
Invesco Senior Loan ETF	2.45%	751,427	913,611	(719,709)	(42,141)	(14,197)	32,428	42,905	888,991
Invesco Taxable Municipal Bond ETF	5.30%	2,706,663	2,789,930	(2,830,292)	(426,336)	(314,324)	68,430	77,553	1,925,641
Invesco Variable Rate Investment Grade ETF	4.84%	860,156	1,774,041	(840,102)	(29,686)	(5,770)	26,277	71,635	1,758,639

Total Fixed Income Funds		8,204,126	15,212,996	(7,531,654)	(1,816,687)	(510,818)	333,040		13,552,743

Foreign Equity Funds-13.98%
Invesco RAFI™ Strategic Developed ex-US ETF	4.45%	1,185,074	1,637,464	(874,248)	(373,334)	46,568	60,832	65,342	1,613,947
Invesco RAFI™ Strategic Emerging Markets ETF(b)	2.52%	621,274	1,160,200	(482,259)	(347,497)	(37,145)	62,565	49,383	914,573
Invesco S&P Emerging Markets Low Volatility ETF	2.68%	645,051	943,796	(466,058)	(150,151)	1,432	40,630	45,496	974,070
Invesco S&P International Developed Low Volatility ETF(b)	4.33%	981,203	1,464,353	(520,777)	(348,198)	(3,714)	61,438	63,142	1,572,867

Total Foreign Equity Funds		3,432,602	5,205,813	(2,343,342)	(1,219,180)	7,141	225,465		5,075,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Balanced Multi-Asset Allocation ETF (PSMB)–(continued)

October 31, 2022

Schedule of Investments in Affiliated Issuers- 102.43%(a)

	% of Net Assets 10/31/22	Value 10/31/21	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 10/31/22	Value 10/31/22
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)	0.00%	$125	$343,733	$(342,654)	$-	$-	$42		1,204	$1,204

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $40,297,636)	99.97%	21,765,985	39,312,451	(18,933,897)	(5,900,420)	65,019	780,328			36,296,341

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.46%
Invesco Private Government Fund, 3.18%(c)(d)	0.69%	557,164	20,210,140	(20,517,258)	-	-	5,487	*	250,046	250,046
Invesco Private Prime Fund, 3.28%(c)(d)	1.77%	1,313,309	40,296,587	(40,966,362)	5	(380)	14,904	*	643,159	643,159

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $893,200)	2.46%	1,870,473	60,506,727	(61,483,620)	5	(380)	20,391			893,205

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $41,190,836)	102.43%	$23,636,458	$99,819,178	$(80,417,517)	$(5,900,415)	$64,639 (e)	$800,719			$37,189,546

OTHER ASSETS LESS LIABILITIES	(2.43)%									(882,401)

NET ASSETS	100.00%									$36,307,145

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$3,202

Invesco Investment Grade Value ETF	1,708

Invesco PureBetaSM 0-5 Yr US TIPS ETF	310

Invesco RAFI™ Strategic Developed ex-US ETF	7,577

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

October 31, 2022

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 108.80%(a)

	% of Net Assets 10/31/22	Value 10/31/21	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 10/31/22	Value 10/31/22
Domestic Equity Funds-19.28%
Invesco Preferred ETF(b)	3.49%	$555,215	$381,998	$(357,824)	$(130,595)	$(29,491)	$27,957	37,371	$419,303
Invesco RAFI™ Strategic US ETF	2.86%	634,918	372,934	(652,419)	(36,444)	25,524	9,481	9,443	344,513
Invesco RAFI™ Strategic US Small Company ETF	1.77%	210,252	213,064	(173,540)	(31,473)	(4,865)	2,002	6,341	213,438
Invesco Russell 1000 Dynamic Multifactor ETF	3.07%	419,257	303,184	(298,113)	(52,282)	(2,333)	5,267	8,610	369,713
Invesco S&P 500® Low Volatility ETF	3.11%	211,343	439,488	(251,762)	(40,334)	15,163	7,082	6,056	373,898
Invesco S&P 500® Pure Growth ETF	4.98%	516,303	742,628	(480,364)	(161,226)	(18,179)	2,775	3,843	599,162
Invesco S&P SmallCap Low Volatility ETF	-	140,269	69,179	(203,263)	(7,634)	1,449	1,177	-	-

Total Domestic Equity Funds		2,687,557	2,522,475	(2,417,285)	(459,988)	(12,732)	55,741		2,320,027

Fixed Income Funds-76.01%
Invesco 1-30 Laddered Treasury ETF	13.51%	1,250,956	1,770,176	(950,532)	(406,448)	(38,605)	27,416	58,076	1,625,547
Invesco Emerging Markets Sovereign Debt ETF	3.50%	208,634	621,515	(241,774)	(149,095)	(17,969)	23,670	24,974	421,311
Invesco Fundamental High Yield® Corporate Bond ETF	13.00%	1,659,633	1,140,189	(965,313)	(233,741)	(35,890)	60,400	92,761	1,564,878
Invesco Investment Grade Defensive ETF(b)	3.86%	551,533	315,726	(332,016)	(58,326)	(8,430)	7,906	19,793	464,443
Invesco Investment Grade Value ETF	2.09%	276,865	191,750	(149,340)	(60,836)	(4,340)	7,455	11,520	251,942
Invesco PureBetaSM 0-5 Yr US TIPS ETF(b)	6.67%	832,697	633,284	(586,980)	(68,880)	(7,726)	48,269	32,619	802,101
Invesco Senior Loan ETF	5.21%	1,103,536	603,349	(1,028,387)	(32,375)	(19,757)	33,148	30,230	626,366
Invesco Taxable Municipal Bond ETF	16.40%	2,505,807	1,625,968	(1,427,705)	(625,879)	(103,982)	72,450	79,509	1,974,209
Invesco Variable Rate Investment Grade ETF	11.77%	2,141,055	1,183,723	(1,867,942)	(30,788)	(9,906)	28,453	57,684	1,416,142

Total Fixed Income Funds		10,530,716	8,085,680	(7,549,989)	(1,666,368)	(246,605)	309,167		9,146,939

Foreign Equity Funds-4.68%
Invesco RAFI™ Strategic Developed ex-US ETF	1.77%	276,946	185,158	(193,934)	(49,985)	(3,482)	11,382	8,622	212,963
Invesco RAFI™ Strategic Emerging Markets ETF	1.05%	133,019	145,887	(89,861)	(60,417)	(2,599)	10,821	6,805	126,029
Invesco S&P International Developed Low Volatility ETF	1.86%	280,126	178,958	(174,222)	(57,947)	(2,476)	12,403	9,010	224,439

Total Foreign Equity Funds		690,091	510,003	(458,017)	(168,349)	(8,557)	34,606		563,431

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class	-	-	290,517	(290,517)	-	-	31	-	-

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $14,145,578)	99.97%	13,908,364	11,408,675	(10,715,808)	(2,294,705)	(267,894)	399,545		12,030,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Conservative Multi-Asset Allocation ETF (PSMC)–(continued)

October 31, 2022

Schedule of Investments in Affiliated Issuers- 108.80%(a)

	% of Net Assets 10/31/22	Value 10/31/21	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 10/31/22	Value 10/31/22

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.83%
Invesco Private Government Fund, 3.18%(c)(d)	2.47%	$592,730	$9,586,994	$(9,882,028)	$-	$-		$3,840	*	297,696	$297,696
Invesco Private Prime Fund, 3.28%(c)(d)	6.36%	1,460,114	20,558,933	(21,253,278)	8	(449)		10,963	*	765,328	765,328

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,063,016)	8.83%	2,052,844	30,145,927	(31,135,306)	8	(449)		14,803			1,063,024

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $15,208,594)	108.80%	$15,961,208	$41,554,602	$(41,851,114)	$(2,294,697)	$(268,343	)(e)	$414,348			$13,093,421

OTHER ASSETS LESS LIABILITIES	(8.80)%										(1,058,748)

NET ASSETS	100.00%										$12,034,673

Investment Abbreviations:

ETF- Exchange- Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$4,044

Invesco Investment Grade Value ETF	2,157

Invesco PureBetaSM 0-5 Yr US TIPS ETF	294

Invesco RAFI™ Strategic Developed ex-US ETF	1,740

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Growth Multi-Asset Allocation ETF (PSMG)

October 31, 2022

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 101.88%(a)

	% of Net Assets 10/31/22	Value 10/31/21	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 10/31/22	Value 10/31/22
Domestic Equity Funds-61.53%
Invesco RAFI™ Strategic US ETF(b)	14.95%	$2,142,039	$3,275,197	$(1,199,831)	$(470,512)	$193,825	$52,632	108,014	$3,940,718
Invesco RAFI™ Strategic US Small Company ETF(b)	4.44%	1,353,126	1,081,988	(1,076,208)	(243,794)	53,664	10,797	34,723	1,168,776
Invesco Russell 1000 Dynamic Multifactor ETF	11.45%	1,834,940	2,416,557	(912,686)	(443,609)	121,805	30,766	70,261	3,017,007
Invesco S&P 500® Low Volatility ETF	8.92%	1,168,713	1,975,208	(677,982)	(150,681)	35,184	36,363	38,070	2,350,442
Invesco S&P 500® Pure Growth ETF	15.44%	2,345,926	3,952,148	(1,332,618)	(984,682)	89,101	15,522	26,104	4,069,875
Invesco S&P MidCap Low Volatility ETF	3.66%	1,160,366	820,600	(982,925)	(88,093)	54,132	20,166	18,332	964,080
Invesco S&P SmallCap Low Volatility ETF	2.67%	1,164,072	723,737	(1,106,842)	(106,508)	29,126	21,960	15,332	703,585

Total Domestic Equity Funds		11,169,182	14,245,435	(7,289,092)	(2,487,879)	576,837	188,206		16,214,483

Fixed Income Funds-19.65%
Invesco 1-30 Laddered Treasury ETF	8.90%	1,153,776	2,439,933	(755,532)	(425,498)	(66,837)	29,523	83,810	2,345,842
Invesco Fundamental High Yield® Corporate Bond ETF	1.97%	191,347	550,449	(173,371)	(37,500)	(12,173)	12,269	30,750	518,752
Invesco Investment Grade Defensive ETF	1.95%	190,759	559,337	(194,634)	(31,971)	(7,826)	5,510	21,917	514,282
Invesco Investment Grade Value ETF	-	191,497	98,357	(264,070)	(530)	(23,779)	1,788	-	-
Invesco PureBetaSM 0-5 Yr US TIPS ETF	1.94%	383,927	385,205	(217,812)	(37,519)	(1,334)	24,484	20,835	512,333
Invesco Senior Loan ETF	1.47%	381,587	330,371	(300,626)	(15,780)	(8,378)	14,352	18,686	387,174
Invesco Taxable Municipal Bond ETF	1.48%	962,125	682,027	(1,045,191)	(83,466)	(126,980)	18,368	15,647	388,515
Invesco Variable Rate Investment Grade ETF	1.94%	382,197	381,358	(242,026)	(11,307)	713	7,763	20,812	510,935

Total Fixed Income Funds		3,837,215	5,427,037	(3,193,262)	(643,571)	(246,594)	114,057		5,177,833

Foreign Equity Funds-18.82%
Invesco RAFI™ Strategic Developed ex-US ETF(b)	5.92%	1,436,092	1,332,545	(890,806)	(357,363)	48,879	63,043	63,175	1,560,422
Invesco RAFI™ Strategic Emerging Markets ETF(b)	3.29%	736,142	983,954	(477,863)	(325,151)	(49,679)	57,507	46,836	867,403
Invesco S&P Emerging Markets Low Volatility ETF	3.80%	859,851	821,655	(547,652)	(147,065)	13,272	45,097	46,710	1,000,061
Invesco S&P International Developed Low Volatility ETF	5.81%	1,356,364	1,255,702	(754,308)	(291,256)	(36,928)	63,680	61,404	1,529,574

Total Foreign Equity Funds		4,388,449	4,393,856	(2,670,629)	(1,120,835)	(24,456)	229,327		4,957,460

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class	-	-	211,576	(211,576)	-	-	25	-	-

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $28,365,228)	100.00%	19,394,846	24,277,904	(13,364,559)	(4,252,285)	305,787	531,615		26,349,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Growth Multi-Asset Allocation ETF (PSMG)–(continued)

October 31, 2022

Schedule of Investments in Affiliated Issuers- 101.88%(a)

	% of Net Assets 10/31/22	Value 10/31/21	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 10/31/22	Value 10/31/22

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.88%
Invesco Private Government Fund, 3.18%(c)(d)	0.56%	$370,776	$13,661,253	$(13,883,019)	$-	$-	$2,928	*	149,010	$149,010
Invesco Private Prime Fund, 3.28%(c)(d)	1.32%	865,143	30,609,255	(31,126,260)	33	(146)	8,285	*	348,025	348,025

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $497,002)	1.88%	1,235,919	44,270,508	(45,009,279)	33	(146)	11,213			497,035

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $28,862,230)	101.88%	$20,630,765	$68,548,412	$(58,373,838)	$(4,252,252)	$305,641 (e)	$542,828			$26,846,811

OTHER ASSETS LESS LIABILITIES	(1.88)%									(496,049)

NET ASSETS	100.00%									$26,350,762

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$1,383

Invesco Investment Grade Value ETF	1,475

Invesco PureBetaSM 0-5 Yr US TIPS ETF	134

Invesco RAFI™ Strategic Developed ex-US ETF	8,925

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco High Yield Bond Factor ETF (IHYF)

October 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.58%
Aerospace & Defense-1.97%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)	$52,000	$51,688
Howmet Aerospace, Inc.
5.13%, 10/01/2024	51,000	50,530
6.88%, 05/01/2025(c)	115,000	117,248
Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)(c)	200,000	181,268
TransDigm, Inc., 6.25%, 03/15/2026(b)	274,000	270,185

		670,919

Airlines-2.04%
American Airlines Pass-Through Trust
Series 16-1, Class A, 4.10%, 01/15/2028	26,431	20,780
Series 2014-1, Class A, 3.70%, 04/01/2028	11,515	9,732
American Airlines, Inc., 11.75%, 07/15/2025(b)	127,000	139,066
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	140,000	133,822
Delta Air Lines, Inc., 7.38%, 01/15/2026(c)	138,000	141,104
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	102,000	95,017
United Airlines, Inc., 4.38%, 04/15/2026(b)	169,000	154,547

		694,068

Alternative Carriers-0.83%
Lumen Technologies, Inc.
4.50%, 01/15/2029(b)	51,000	36,096
Series P, 7.60%, 09/15/2039	177,000	117,090
Series U, 7.65%, 03/15/2042	75,000	49,800
Qwest Corp., 7.25%, 09/15/2025	77,000	77,853

		280,839

Aluminum-0.44%
Kaiser Aluminum Corp., 4.50%, 06/01/2031(b)	185,000	148,659

Apparel Retail-0.35%
Foot Locker, Inc., 4.00%, 10/01/2029(b)	67,000	51,321
Gap, Inc. (The), 3.63%, 10/01/2029(b)	98,000	69,247

		120,568

Apparel, Accessories & Luxury Goods-1.00%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	88,000	83,506
Hanesbrands, Inc., 4.88%, 05/15/2026(b)	81,000	74,175
Macy’s Retail Holdings LLC, 6.13%, 03/15/2032(b)	93,000	77,542
Under Armour, Inc., 3.25%, 06/15/2026	122,000	105,261

		340,484

Application Software-0.21%
Open Text Corp. (Canada), 3.88%, 12/01/2029(b)	91,000	72,668

Auto Parts & Equipment-1.54%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	37,000	36,492
IHO Verwaltungs GmbH (Germany), 7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(d)	200,000	171,614

	Principal Amount	Value
Auto Parts & Equipment-(continued)
Patrick Industries, Inc., 4.75%, 05/01/2029(b)	$180,000	$136,185
ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	192,000	179,920

		524,211

Automobile Manufacturers-3.01%
Ford Motor Credit Co. LLC
4.06%, 11/01/2024	200,000	191,687
5.13%, 06/16/2025	200,000	193,838
4.13%, 08/04/2025	200,000	186,474
Jaguar Land Rover Automotive PLC (United Kingdom)
7.75%, 10/15/2025(b)	200,000	184,960
5.88%, 01/15/2028(b)	216,000	160,294
PM General Purchaser LLC, 9.50%, 10/01/2028(b)	123,000	106,049

		1,023,302

Automotive Retail-0.33%
Penske Automotive Group, Inc., 3.50%, 09/01/2025(c)	120,000	111,713

Biotechnology-0.15%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	84,000	50,431

Broadcasting-1.92%
AMC Networks, Inc.
5.00%, 04/01/2024	55,000	53,470
4.75%, 08/01/2025	72,000	65,976
iHeartCommunications, Inc.
6.38%, 05/01/2026	72,000	68,799
8.38%, 05/01/2027(c)	45,000	40,501
Liberty Interactive LLC
8.50%, 07/15/2029	155,000	98,664
8.25%, 02/01/2030	79,000	48,709
Paramount Global, 6.38%, 03/30/2062(e)	118,000	100,054
TEGNA, Inc., 4.75%, 03/15/2026(b)	50,000	48,680
Univision Communications, Inc., 5.13%, 02/15/2025(b)	73,000	70,657
Urban One, Inc., 7.38%, 02/01/2028(b)	67,000	58,708

		654,218

Building Products-2.16%
Builders FirstSource, Inc., 4.25%, 02/01/2032(b)	194,000	155,566
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)	89,000	55,375
Masonite International Corp.
5.38%, 02/01/2028(b)	100,000	91,689
3.50%, 02/15/2030(b)	90,000	71,653
Standard Industries, Inc.
5.00%, 02/15/2027(b)	156,000	141,524
4.75%, 01/15/2028(b)	80,000	70,297
4.38%, 07/15/2030(b)	108,000	87,951
3.38%, 01/15/2031(b)	81,000	60,798

		734,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

	Principal Amount	Value
Cable & Satellite-5.65%
Altice Financing S.A. (Luxembourg), 5.75%, 08/15/2029(b)	$200,000	$158,431
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	88,000	84,820
CSC Holdings LLC
5.25%, 06/01/2024(c)	69,000	67,003
6.50%, 02/01/2029(b)	200,000	188,823
5.75%, 01/15/2030(b)	200,000	155,067
4.63%, 12/01/2030(b)	200,000	144,334
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	334,000	301,428
DISH DBS Corp.
7.38%, 07/01/2028	176,000	134,233
5.75%, 12/01/2028(b)	166,000	134,485
5.13%, 06/01/2029	119,000	80,262
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	200,000	186,756
Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 09/15/2028(b)	40,000	25,297
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	200,000	175,720
Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/2026(b)	180,000	85,236

		1,921,895

Casinos & Gaming-3.64%
Affinity Gaming, 6.88%, 12/15/2027(b)	187,000	156,359
Caesars Entertainment, Inc.
8.13%, 07/01/2027(b)	101,000	98,400
4.63%, 10/15/2029(b)	45,000	35,991
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)(c)	193,000	188,778
Las Vegas Sands Corp., 2.90%, 06/25/2025(c)	200,000	181,317
Melco Resorts Finance Ltd. (Hong Kong), 5.75%, 07/21/2028(b)	200,000	116,000
MGM Resorts International, 6.75%, 05/01/2025	36,000	35,682
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.88%, 09/01/2031(b)	234,000	166,486
Sabre GLBL, Inc.
9.25%, 04/15/2025(b)	154,000	149,402
7.38%, 09/01/2025(b)	117,000	109,660

		1,238,075

Commodity Chemicals-0.62%
Koppers, Inc., 6.00%, 02/15/2025(b)	112,000	100,385
Methanex Corp. (Canada), 5.25%, 12/15/2029(c)	127,000	109,339

		209,724

Communications Equipment-0.68%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)(c)	40,000	37,395
Hughes Satellite Systems Corp., 6.63%, 08/01/2026(c)	79,000	74,627
Viasat, Inc., 5.63%, 09/15/2025(b)	130,000	120,068

		232,090

	Principal Amount	Value
Construction & Engineering-0.42%
Arcosa, Inc., 4.38%, 04/15/2029(b)	$120,000	$103,628
Artera Services LLC, 9.03%, 12/04/2025(b)	46,000	38,546

		142,174

Construction Machinery & Heavy Trucks-0.39%
Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)	40,000	36,438
Trinity Industries, Inc., 4.55%, 10/01/2024	100,000	94,636

		131,074

Construction Materials-0.39%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)	70,000	58,450
Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	78,000	73,010

		131,460

Consumer Finance-2.84%
Ally Financial, Inc., 5.75%, 11/20/2025	92,000	89,035
ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	188,900
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	80,000	75,287
Navient Corp.
6.13%, 03/25/2024	163,000	160,295
5.88%, 10/25/2024	77,000	74,985
5.00%, 03/15/2027(c)	153,000	129,276
5.63%, 08/01/2033	62,000	43,834
OneMain Finance Corp., 6.88%, 03/15/2025	72,000	70,064
PRA Group, Inc., 7.38%, 09/01/2025(b)	140,000	134,300

		965,976

Department Stores-0.42%
Nordstrom, Inc.
4.38%, 04/01/2030	94,000	72,294
4.25%, 08/01/2031	96,000	69,838

		142,132

Diversified Banks-0.98%
Commerzbank AG (Germany), 8.13%, 09/19/2023(b)	200,000	199,336
Intesa Sanpaolo S.p.A. (Italy), 4.20%, 06/01/2032(b)(e)	200,000	135,468

		334,804

Diversified Capital Markets-0.40%
Deutsche Bank AG (Germany), 3.74%, 01/07/2033(e)	200,000	136,304

Diversified Chemicals-0.13%
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	78,000	44,378

Diversified Metals & Mining-0.68%
Mineral Resources Ltd. (Australia)
8.13%, 05/01/2027(b)	86,000	85,756
8.50%, 05/01/2030(b)	148,000	145,985

		231,741

Diversified Real Estate Activities-0.12%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	51,000	42,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

	Principal Amount	Value
Diversified REITs-0.33%
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	$113,000	$112,270

Diversified Support Services-0.20%
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028(b)	87,000	67,452

Drug Retail-0.31%
Rite Aid Corp., 8.00%, 11/15/2026(b)	160,000	104,072

Education Services-0.33%
Grand Canyon University, 4.13%, 10/01/2024	118,000	110,625

Electric Utilities-1.21%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	200,000	186,273
Midland Cogeneration Venture L.P., 6.00%, 03/15/2025(b)	70,650	71,710
Talen Energy Supply LLC, 7.25%, 05/15/2027(b)(f)(g)	152,000	154,533

		412,516

Electrical Components & Equipment-0.65%
Sensata Technologies B.V., 5.00%, 10/01/2025(b)	109,000	106,029
WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	114,000	115,282

		221,311

Electronic Components-0.38%
Likewize Corp., 9.75%, 10/15/2025(b)	141,000	127,771

Environmental & Facilities Services-0.83%
GFL Environmental, Inc. (Canada), 4.25%, 06/01/2025(b)	267,000	255,287
Stericycle, Inc., 5.38%, 07/15/2024(b)	28,000	27,642

		282,929

Financial Exchanges & Data-0.75%
Coinbase Global, Inc.
3.38%, 10/01/2028(b)	189,000	124,108
3.63%, 10/01/2031(b)	219,000	130,189

		254,297

Food Distributors-0.63%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	224,000	165,914
US Foods, Inc., 6.25%, 04/15/2025(b)	50,000	49,828

		215,742

Food Retail-0.17%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	64,000	59,415

Footwear-0.41%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	147,000	138,626

Gas Utilities-1.44%
AmeriGas Partners L.P./AmeriGas Finance Corp.
5.63%, 05/20/2024	122,000	119,487
5.88%, 08/20/2026	60,000	56,290
5.75%, 05/20/2027	114,000	105,289

	Principal Amount	Value
Gas Utilities-(continued)
Crescent Energy Finance LLC, 7.25%, 05/01/2026(b)	$157,000	$145,987
Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	75,000	63,033

		490,086

Health Care Equipment-0.28%
Varex Imaging Corp., 7.88%, 10/15/2027(b)	96,000	93,832

Health Care Facilities-0.63%
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	26,000	20,818
Tenet Healthcare Corp., 4.88%, 01/01/2026(b)	204,000	192,659

		213,477

Health Care REITs-0.54%
Diversified Healthcare Trust
4.75%, 05/01/2024	92,000	78,957
9.75%, 06/15/2025	73,000	68,945
4.75%, 02/15/2028	52,000	35,179

		183,081

Health Care Services-2.41%
Akumin, Inc., 7.00%, 11/01/2025(b)	155,000	125,599
Community Health Systems, Inc.
8.00%, 03/15/2026(b)	270,000	233,400
6.88%, 04/15/2029(b)	102,000	41,293
6.13%, 04/01/2030(b)	84,000	34,647
5.25%, 05/15/2030(b)	196,000	136,111
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	10,000	7,973
Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	75,000	65,539
US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	192,000	174,548

		819,110

Health Care Technology-0.31%
AthenaHealth Group, Inc., 6.50%, 02/15/2030(b)	135,000	105,370

Home Furnishings-0.84%
Tempur Sealy International, Inc.
4.00%, 04/15/2029(b)(c)	179,000	144,385
3.88%, 10/15/2031(b)	187,000	140,798

		285,183

Home Improvement Retail-0.61%
JELD-WEN, Inc.
4.63%, 12/15/2025(b)	81,000	66,972
4.88%, 12/15/2027(b)(c)	60,000	44,843
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/2026(b)	117,000	94,299

		206,114

Homebuilding-1.76%
Beazer Homes USA, Inc., 5.88%, 10/15/2027(c)	126,000	105,350
Century Communities, Inc., 6.75%, 06/01/2027	107,000	102,323
LGI Homes, Inc., 4.00%, 07/15/2029(b)	202,000	155,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

	Principal Amount	Value
Homebuilding-(continued)
New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	$80,000	$62,244
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	80,000	73,431
Tri Pointe Homes, Inc., 5.25%, 06/01/2027	118,000	101,740

		600,306

Homefurnishing Retail-0.06%
Bed Bath & Beyond, Inc., 3.75%, 08/01/2024	97,000	20,213

Hotel & Resort REITs-1.30%
Service Properties Trust
4.65%, 03/15/2024	108,000	101,855
4.35%, 10/01/2024	138,000	126,797
4.50%, 03/15/2025	57,000	50,519
4.75%, 10/01/2026	150,000	122,400
4.95%, 02/15/2027	49,000	39,740

		441,311

Hotels, Resorts & Cruise Lines-3.56%
Carnival Corp.
10.50%, 02/01/2026(b)	107,000	105,020
5.75%, 03/01/2027(b)	282,000	196,502
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	125,000	127,062
Royal Caribbean Cruises Ltd.
11.50%, 06/01/2025(b)	189,000	203,784
11.63%, 08/15/2027(b)	99,000	96,424
5.50%, 04/01/2028(b)	138,000	106,660
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)(c)	66,000	66,739
Travel + Leisure Co., Series J, 6.00%, 04/01/2027	188,000	174,611
VOC Escrow Ltd., 5.00%, 02/15/2028(b)	163,000	134,620

		1,211,422

Housewares & Specialties-0.50%
Newell Brands, Inc., 4.45%, 04/01/2026	183,000	170,573

Independent Power Producers & Energy Traders-0.41%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	270,000	138,360

Industrial Machinery-0.33%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(b)	57,000	54,471
JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	65,000	56,307

		110,778

Insurance Brokers-0.41%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	50,000	45,680
HUB International Ltd., 7.00%, 05/01/2026(b)	96,000	94,977

		140,657

Integrated Oil & Gas-0.78%
Occidental Petroleum Corp.
5.88%, 09/01/2025(c)	134,000	135,168
5.55%, 03/15/2026	129,000	131,118

		266,286

	Principal Amount	Value
Integrated Telecommunication Services-2.87%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	$200,000	$188,330
Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	53,000	43,741
Embarq Corp., 8.00%, 06/01/2036	217,000	88,469
Frontier North, Inc., Series G, 6.73%, 02/15/2028	154,000	141,806
Ligado Networks LLC, 15.50% PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(d)	33,883	14,188
Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	177,000	138,278
Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	200,000	188,500
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)(c)	198,000	171,879

		975,191

Interactive Media & Services-0.48%
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	101,000	9,469
TripAdvisor, Inc., 7.00%, 07/15/2025(b)	157,000	155,387

		164,856

Internet & Direct Marketing Retail-0.88%
Macy’s Retail Holdings LLC, 5.88%, 04/01/2029(b)	121,000	104,841
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	79,000	52,174
QVC, Inc.
4.75%, 02/15/2027	125,000	100,143
5.45%, 08/15/2034	68,000	43,029

		300,187

Internet Services & Infrastructure-0.39%
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	43,000	38,681
Condor Merger Sub, Inc., 7.38%, 02/15/2030(b)	114,000	94,475

		133,156

Investment Banking & Brokerage-0.51%
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	47,000	47,197
NFP Corp., 6.88%, 08/15/2028(b)	119,000	101,522
StoneX Group, Inc., 8.63%, 06/15/2025(b)	26,000	25,642

		174,361

Leisure Facilities-0.53%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	110,000	109,312
Vail Resorts, Inc., 6.25%, 05/15/2025(b)	70,000	69,814

		179,126

Marine-0.57%
NCL Corp. Ltd., 5.88%, 03/15/2026(b)	161,000	132,154
Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	81,000	62,592

		194,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

	Principal Amount	Value
Metal & Glass Containers-1.03%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	$200,000	$189,045
Ball Corp., 4.88%, 03/15/2026	73,000	70,239
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	49,000	36,601
Mauser Packaging Solutions Holding Co.
8.50%, 04/15/2024(b)	30,000	28,948
7.25%, 04/15/2025(b)	28,000	25,244

		350,077

Mortgage REITs-0.70%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	82,000	75,722
Rithm Capital Corp., 6.25%, 10/15/2025(b)	115,000	100,240
Starwood Property Trust, Inc., 5.50%, 11/01/2023(b)	63,000	62,284

		238,246

Movies & Entertainment-1.19%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	200,000	185,622
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	145,000	145,595
Netflix, Inc., 5.88%, 02/15/2025	72,000	72,519

		403,736

Multi-Utilities-0.27%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(e)	114,000	91,236

Office Services & Supplies-0.69%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	171,000	136,596
Pitney Bowes, Inc.
6.88%, 03/15/2027(b)	78,000	50,147
7.25%, 03/15/2029(b)(c)	75,000	48,375

		235,118

Oil & Gas Drilling-1.78%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	84,000	81,063
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	235,000	212,736
Patterson-UTI Energy, Inc., 5.15%, 11/15/2029	71,000	62,352
Rockies Express Pipeline LLC
3.60%, 05/15/2025(b)	118,000	109,902
7.50%, 07/15/2038(b)	62,000	54,202
6.88%, 04/15/2040(b)	104,000	85,116

		605,371

Oil & Gas Equipment & Services-1.46%
Oceaneering International, Inc.
4.65%, 11/15/2024	145,000	138,389
6.00%, 02/01/2028	41,000	36,644
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026	190,000	182,847

	Principal Amount	Value
Oil & Gas Equipment & Services-(continued)
Weatherford International Ltd.
11.00%, 12/01/2024(b)	$41,000	$42,272
8.63%, 04/30/2030(b)(c)	102,000	95,988

		496,140

Oil & Gas Exploration & Production-2.50%
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	119,000	115,238
Hilcorp Energy I L.P./Hilcorp Finance Co.
6.25%, 11/01/2028(b)	185,000	174,423
6.00%, 04/15/2030(b)	75,000	68,017
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026(b)	57,000	52,293
10.50%, 05/15/2027(b)	46,000	44,235
Murphy Oil Corp., 6.13%, 12/01/2042	90,000	71,106
PDC Energy, Inc., 6.13%, 09/15/2024	77,000	76,603
Southwestern Energy Co., 5.70%, 01/23/2025	88,000	87,078
WPX Energy, Inc., 5.25%, 09/15/2024	161,000	161,589

		850,582

Oil & Gas Refining & Marketing-1.57%
CVR Energy, Inc., 5.25%, 02/15/2025(b)(c)	244,000	235,283
EnLink Midstream Partners L.P.
4.15%, 06/01/2025	28,000	26,326
4.85%, 07/15/2026	118,000	111,237
NuStar Logistics L.P.
6.00%, 06/01/2026	70,000	67,989
5.63%, 04/28/2027	65,000	60,405
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028	36,000	32,780

		534,020

Oil & Gas Storage & Transportation-4.46%
Altera Infrastructure L.P./Teekay Offshore Finance Corp., 8.50%, 12/31/2049(b)(f)(g)	107,000	6,688
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	54,000	53,451
Buckeye Partners L.P., 4.13%, 03/01/2025(b)	110,000	103,825
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
6.00%, 02/01/2029(b)	51,000	47,807
8.00%, 04/01/2029(b)	35,000	35,050
EQM Midstream Partners L.P.
4.00%, 08/01/2024	118,000	112,845
5.50%, 07/15/2028	62,000	55,520
7.50%, 06/01/2030(b)	37,000	36,032
Genesis Energy L.P./Genesis Energy Finance Corp.
8.00%, 01/15/2027	112,000	108,670
7.75%, 02/01/2028	58,000	55,459
ITT Holdings LLC, 6.50%, 08/01/2029(b)	92,000	74,391
New Fortress Energy, Inc.
6.75%, 09/15/2025(b)	189,000	186,210
6.50%, 09/30/2026(b)	141,000	136,840
Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	73,000	69,215
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	104,000	99,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
7.50%, 10/01/2025(b)	$75,000	$75,917
6.00%, 03/01/2027(b)	51,000	48,172
5.50%, 01/15/2028(b)	55,000	49,443
6.00%, 12/31/2030(b)	138,000	125,271
Western Midstream Operating L.P., 3.35%, 02/01/2025	40,000	38,216

		1,518,989

Other Diversified Financial Services-2.26%
AG Issuer LLC, 6.25%, 03/01/2028(b)	92,000	85,787
Albion Financing 2 S.a.r.l. (Luxembourg), 8.75%, 04/15/2027(b)	200,000	170,000
Midcap Financial Issuer Trust, 5.63%, 01/15/2030(b)	209,000	161,271
Scientific Games Holdings L.P./Scientific Games
US FinCo, Inc., 6.63%, 03/01/2030(b)(c)	163,000	140,508
United Wholesale Mortgage LLC
5.50%, 11/15/2025(b)	121,000	108,914
5.75%, 06/15/2027(b)	47,000	38,353
5.50%, 04/15/2029(b)	85,000	64,769

		769,602

Packaged Foods & Meats-0.67%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), 5.63%, 08/15/2026(b)	232,000	203,822
TreeHouse Foods, Inc., 4.00%, 09/01/2028	28,000	23,661

		227,483

Paper Packaging-0.22%
Berry Global, Inc., 4.50%, 02/15/2026(b)(c)	82,000	76,381

Paper Products-0.90%
Domtar Corp., 6.75%, 10/01/2028(b)	283,000	241,248
Glatfelter Corp., 4.75%, 11/15/2029(b)	101,000	65,222

		306,470

Personal Products-0.26%
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	95,000	88,911

Pharmaceuticals-1.56%
1375209 BC Ltd. (Canada), 9.00%, 01/30/2028(b)	79,000	76,827
Bausch Health Cos., Inc.
5.50%, 11/01/2025(b)	230,000	185,026
6.13%, 02/01/2027(b)	35,000	23,076
4.88%, 06/01/2028(b)	127,000	78,057
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 06/30/2028(b)(f)(g)	36,000	1,710
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	34,000	26,293
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)(f)(g)	183,000	140,325

		531,314

	Principal Amount	Value
Reinsurance-0.84%
Enstar Finance LLC
5.75%, 09/01/2040(e)	$65,000	$57,899
5.50%, 01/15/2042(e)	136,000	107,073
Global Atlantic Fin Co., 4.70%, 10/15/2051(b)(e)	165,000	122,003

		286,975

Renewable Electricity-0.30%
Sunnova Energy Corp., 5.88%, 09/01/2026(b)(c)	115,000	101,379

Restaurants-0.52%
Aramark Services, Inc., 6.38%, 05/01/2025(b)	131,000	129,938
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/2025(b)	52,000	45,500

		175,438

Retail REITs-0.64%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC
5.75%, 05/15/2026(b)(c)	68,000	63,275
4.50%, 04/01/2027(b)	83,000	70,792
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	116,000	84,867

		218,934

Security & Alarm Services-0.72%
CoreCivic, Inc., 4.75%, 10/15/2027	153,000	127,184
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(b)	120,000	116,993

		244,177

Soft Drinks-0.10%
Triton Water Holdings, Inc., 6.25%, 04/01/2029(b)	45,000	34,191

Specialized Consumer Services-0.10%
WW International, Inc., 4.50%, 04/15/2029(b)	62,000	34,110

Specialized REITs-0.80%
Iron Mountain, Inc.
4.88%, 09/15/2029(b)	127,000	109,858
5.25%, 07/15/2030(b)	188,000	162,475

		272,333

Specialty Chemicals-1.25%
Avient Corp., 5.75%, 05/15/2025(b)	149,000	145,717
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	240,000	208,949
WR Grace Holdings LLC, 5.63%, 08/15/2029(b)	90,000	69,300

		423,966

Specialty Stores-1.76%
Bath & Body Works, Inc.
9.38%, 07/01/2025(b)	66,000	68,559
6.63%, 10/01/2030(b)(c)	77,000	69,463
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	111,000	100,435
Michaels Cos., Inc. (The), 7.88%, 05/01/2029(b)	39,000	21,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

	Principal Amount	Value
Specialty Stores-(continued)
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025	$117,000	$110,559
Staples, Inc., 7.50%, 04/15/2026(b)	263,000	228,952

		599,679

Steel-0.59%
Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	106,000	105,408
Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	102,000	94,881

		200,289

Systems Software-0.95%
NortonLifeLock, Inc., 5.00%, 04/15/2025(b)	150,000	145,902
Rackspace Technology Global, Inc., 3.50%, 02/15/2028(b)	52,000	34,434
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	171,000	144,251

		324,587

Technology Hardware, Storage & Peripherals-1.20%
Seagate HDD Cayman, 3.38%, 07/15/2031	139,000	99,530
Xerox Corp., 6.75%, 12/15/2039	147,000	108,555
Xerox Holdings Corp.
5.00%, 08/15/2025(b)	57,000	51,594
5.50%, 08/15/2028(b)(c)	189,000	149,866

		409,545

Thrifts & Mortgage Finance-0.64%
Enact Holdings, Inc., 6.50%, 08/15/2025(b)	137,000	135,275
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	81,000	81,032

		216,307

Tires & Rubber-0.26%
FXI Holdings, Inc., 12.25%, 11/15/2026(b)	101,000	87,840

Tobacco-0.27%
Vector Group Ltd., 5.75%, 02/01/2029(b)	106,000	93,009

Trading Companies & Distributors-0.21%
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/2025(b)	74,000	71,410

Wireless Telecommunication Services-2.00%
Sprint Corp.
7.88%, 09/15/2023	235,000	239,232
7.13%, 06/15/2024	235,000	237,742
7.63%, 02/15/2025	199,000	204,741

		681,715

Total U.S. Dollar Denominated Bonds & Notes (Cost $37,082,784)		32,855,343

Investment Abbreviations:

PIK   -Pay-in-Kind

REIT -Real Estate Investment Trust

	Principal Amount	Value
U.S. Treasury Securities-0.36%
U.S. Treasury Bills-0.36%
1.46%–2.07%, 11/17/2022(h)(i) (Cost $122,917)	$123,000	$122,845

	Shares
Money Market Funds-0.89%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(j)(k) (Cost $302,214)	302,214	302,214

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.83% (Cost $37,507,915)		33,280,402

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.82%
Invesco Private Government Fund, 3.18%(j)(k)(l)	745,329	745,329
Invesco Private Prime Fund, 3.28%(j)(k)(l)	1,916,067	1,916,067

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,661,443)		2,661,396

TOTAL INVESTMENTS IN SECURITIES-105.65% (Cost $40,169,358)		35,941,798
OTHER ASSETS LESS LIABILITIES-(5.65)%		(1,921,608)

NET ASSETS-100.00%		$34,020,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $23,877,907, which represented 70.19% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	The borrower has filed for protection in federal bankruptcy court.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2022 was $303,256, which represented less than 1% of the Fund’s Net Assets.

(h)	$122,845 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2P.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$242,352	$10,606,419	$(10,546,557)	$-	$-	$302,214	$2,769

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,418,750	6,467,336	(7,140,757)	-	-	745,329	5,977	*

Invesco Private Prime Fund	3,310,417	11,254,644	(12,647,318)	(47)	(1,629)	1,916,067	16,840	*

Total	$4,971,519	$28,328,399	$(30,334,632)	$(47)	$(1,629)	$2,963,610	$25,586

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	31	December-2022	$3,428,406	$(191,189)	$(191,189)

U.S. Treasury 10 Year Ultra Notes	7	December-2022	811,891	(61,561)	(61,561)

U.S. Treasury 5 Year Notes	4	December-2022	426,375	(6,897)	(6,897)

U.S. Treasury Long Bonds	1	December-2022	120,500	(439)	(439)

U.S. Treasury Ultra Bonds	1	December-2022	127,656	(21,221)	(21,221)

Subtotal–Long Futures Contracts				(281,307)	(281,307)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 2 Year Notes	13	December-2022	(2,656,976)	55,498	55,498

Total Futures Contracts				$(225,809)	$(225,809)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2022

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Credit Risk

Markit CDX North America High Yield Index, Series 38, Version 2	Sell	5.00%	Quarterly	06/20/2027	4.7931%	USD 1,752,300	$9,890	$13,258	$13,589

(a)	Centrally cleared swap agreements collateralized by $164,978 cash held with the broker.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

October 31, 2022

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 111.29%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend	Shares	Value
	10/31/22	10/31/21	at Cost	from Sales	(Depreciation)	(Loss)	Income	10/31/22	10/31/22
Domestic Equity Funds-34.08%
Invesco Preferred ETF(b)	2.97%	$544,267	$1,297,218	$(966,234)	$(179,915)	$(50,051)	$35,752	57,512	$645,285
Invesco RAFI™ Strategic US ETF(b)	8.33%	1,379,920	3,440,381	(2,837,492)	(300,991)	124,511	30,386	49,511	1,806,329
Invesco RAFI™ Strategic US Small Company ETF(b)	2.06%	456,592	1,045,539	(970,363)	(117,293)	31,621	4,207	13,253	446,096
Invesco Russell 1000 Dynamic Multifactor ETF	5.55%	1,003,769	2,386,777	(1,993,611)	(219,891)	27,638	14,758	28,055	1,204,682
Invesco S&P 500® Low Volatility ETF	3.05%	552,112	1,264,070	(1,128,402)	(77,961)	51,663	14,062	10,714	661,482
Invesco S&P 500® Pure Growth ETF	9.09%	1,349,336	4,227,199	(2,953,042)	(577,468)	(75,323)	7,941	12,640	1,970,702
Invesco S&P MidCap Low Volatility ETF	3.03%	365,468	1,236,752	(903,794)	(42,660)	1,241	10,712	12,493	657,007
Invesco S&P SmallCap Low Volatility ETF	-	366,638	656,504	(999,959)	(36,340)	13,157	3,554	-	-

Total Domestic Equity Funds		6,018,102	15,554,440	(12,752,897)	(1,552,519)	124,457	121,372		7,391,583

Fixed Income Funds-56.42%
Invesco 1-30 Laddered Treasury ETF(b)	12.77%	1,453,533	5,723,388	(3,710,373)	(595,432)	(101,589)	40,661	98,947	2,769,527
Invesco Emerging Markets Sovereign Debt ETF	2.52%	181,693	1,204,081	(640,263)	(163,742)	(35,721)	26,626	32,368	546,048
Invesco Fundamental High Yield® Corporate Bond ETF	7.95%	1,627,107	3,565,048	(3,147,099)	(209,437)	(111,050)	63,286	102,227	1,724,569
Invesco Investment Grade Defensive ETF(b)	2.56%	450,598	1,070,353	(892,538)	(57,140)	(13,591)	8,144	23,617	554,173
Invesco Investment Grade Value ETF	1.39%	271,436	607,628	(497,638)	(60,210)	(18,368)	8,135	13,745	300,603
Invesco PureBetaSM 0-5 Yr US TIPS ETF(b)	5.68%	906,909	2,415,402	(1,999,105)	(94,044)	4,219	62,390	50,144	1,233,041
Invesco Senior Loan ETF(b)	3.85%	811,241	1,786,629	(1,692,139)	(41,771)	(28,343)	34,832	40,329	835,617
Invesco Taxable Municipal Bond ETF	12.86%	2,909,041	6,521,557	(5,610,831)	(725,102)	(303,996)	94,301	112,391	2,790,669
Invesco Variable Rate Investment Grade ETF	6.84%	1,715,344	3,680,277	(3,872,044)	(28,552)	(10,757)	26,810	60,459	1,484,268

Total Fixed Income Funds		10,326,902	26,574,363	(22,062,030)	(1,975,430)	(619,196)	365,185		12,238,515

Foreign Equity Funds-9.48%
Invesco RAFI™ Strategic Developed ex-US ETF	3.01%	633,217	1,457,130	(1,267,360)	(158,566)	(6,829)	29,533	26,452	653,364
Invesco RAFI™ Strategic Emerging Markets ETF	1.75%	347,774	949,269	(721,007)	(163,119)	(32,331)	27,657	20,550	380,586
Invesco S&P Emerging Markets Low Volatility ETF	1.84%	361,083	842,032	(744,310)	(75,731)	16,223	19,792	18,650	399,297
Invesco S&P International
Developed Low Volatility ETF	2.88%	549,249	1,253,487	(1,017,026)	(143,473)	(18,291)	28,241	25,048	623,946

Total Foreign Equity Funds		1,891,323	4,501,918	(3,749,703)	(540,889)	(41,228)	105,223		2,057,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)–(continued)

October 31, 2022

Schedule of Investments in Affiliated Issuers- 111.29%(a)

	% of Net Assets 10/31/22	Value 10/31/21	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 10/31/22	Value 10/31/22

Money Market Funds-0.00%

Invesco Government & Agency Portfolio, Institutional Class	-	$-	$250,258	$(250,258)	$-	$-		$24		-	$-

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $24,952,030)	99.98%	18,236,327	46,880,979	(38,814,888)	(4,068,838)	(535,967)		591,804			21,687,291

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-11.31%

Invesco Private Government Fund, 3.18%(c)(d)	3.17%	756,635	19,151,349	(19,220,866)	-	-		5,826	*	687,118	687,118

Invesco Private Prime Fund, 3.28%(c)(d)	8.14%	1,765,482	40,086,169	(40,084,836)	63	(291)		16,289	*	1,766,587	1,766,587

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,453,642)	11.31%	2,522,117	59,237,518	(59,305,702)	63	(291)		22,115			2,453,705

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $27,405,672)	111.29%	$20,758,444	$106,118,497	$(98,120,590)	$(4,068,775)	$(536,258	)(e)	$613,919			$24,140,996

OTHER ASSETS LESS LIABILITIES	(11.29)%										(2,448,449)

NET ASSETS	100.00%										$21,692,547

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$3,509

Invesco Investment Grade Value ETF	2,245

Invesco PureBetaSM 0-5 Yr US TIPS ETF	340

Invesco RAFI™ Strategic Developed ex-US ETF	4,228

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Downside Hedged ETF (PHDG)

October 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-68.35%
Communication Services-5.03%
Activision Blizzard, Inc.	4,182	$304,450
Alphabet, Inc., Class A(b)	35,226	3,329,209
Alphabet, Inc., Class C(b)	31,501	2,981,885
AT&T, Inc.	41,865	763,199
Charter Communications, Inc., Class A(b)	651	239,321
Comcast Corp., Class A	25,872	821,177
DISH Network Corp., Class A(b)	1,475	21,992
Electronic Arts, Inc.	1,552	195,490
Fox Corp., Class A	1,801	51,995
Fox Corp., Class B	827	22,494
Interpublic Group of Cos., Inc. (The)	2,297	68,428
Live Nation Entertainment, Inc.(b)	835	66,474
Lumen Technologies, Inc.(c)	5,596	41,187
Match Group, Inc.(b)	1,663	71,842
Meta Platforms, Inc., Class A(b)	13,399	1,248,251
Netflix, Inc.(b)	2,613	762,682
News Corp., Class A	2,265	38,211
News Corp., Class B	702	12,025
Omnicom Group, Inc.	1,203	87,518
Paramount Global, Class B	2,967	54,355
Take-Two Interactive Software, Inc.(b)	921	109,120
T-Mobile US, Inc.(b)	3,536	535,916
Verizon Communications, Inc.	24,673	922,030
Walt Disney Co. (The)(b)	10,710	1,141,043
Warner Bros Discovery, Inc.(b)(c)	12,979	168,727

		14,059,021

Consumer Discretionary-7.43%
Advance Auto Parts, Inc.	356	67,612
Amazon.com, Inc.(b)	52,071	5,334,153
Aptiv PLC(b)	1,592	144,983
AutoZone, Inc.(b)	114	288,748
Bath & Body Works, Inc.	1,341	44,763
Best Buy Co., Inc.	1,177	80,519
Booking Holdings, Inc.(b)	233	435,589
BorgWarner, Inc.	1,391	52,204
Caesars Entertainment, Inc.(b)	1,260	55,100
CarMax, Inc.(b)(c)	935	58,914
Carnival Corp.(b)(c)	5,799	52,539
Chipotle Mexican Grill, Inc.(b)	163	244,228
D.R. Horton, Inc.	1,858	142,843
Darden Restaurants, Inc.	720	103,061
Dollar General Corp.	1,334	340,237
Dollar Tree, Inc.(b)	1,240	196,540
Domino’s Pizza, Inc.	211	70,103
eBay, Inc.	3,228	128,603
Etsy, Inc.(b)(c)	744	69,869
Expedia Group, Inc.(b)	893	83,469
Ford Motor Co.(c)	23,203	310,224
Garmin Ltd.	906	79,764
General Motors Co.	8,566	336,215
Genuine Parts Co.	831	147,802
Hasbro, Inc.	763	49,786
Hilton Worldwide Holdings, Inc.	1,611	217,904
Home Depot, Inc. (The)	6,038	1,788,033
Las Vegas Sands Corp.(b)	1,930	73,359
Lennar Corp., Class A	1,498	120,889

	Shares	Value
Consumer Discretionary-(continued)
LKQ Corp.	1,531	$85,185
Lowe’s Cos., Inc.	3,755	732,037
Marriott International, Inc., Class A	1,621	259,538
McDonald’s Corp.	4,322	1,178,436
MGM Resorts International	1,917	68,188
Mohawk Industries, Inc.(b)	310	29,372
Newell Brands, Inc.	2,211	30,534
NIKE, Inc., Class B.	7,424	688,056
Norwegian Cruise Line Holdings Ltd.(b)(c)	2,476	41,820
NVR, Inc.(b)	18	76,279
O’Reilly Automotive, Inc.(b)	375	313,939
Pool Corp.	233	70,886
PulteGroup, Inc.	1,360	54,386
Ralph Lauren Corp.(c)	252	23,358
Ross Stores, Inc.	2,056	196,739
Royal Caribbean Cruises Ltd.(b)	1,289	68,807
Starbucks Corp.	6,741	583,703
Tapestry, Inc.	1,479	46,855
Target Corp.	2,724	447,417
Tesla, Inc.(b)	15,648	3,560,546
TJX Cos., Inc. (The)	6,883	496,264
Tractor Supply Co.	652	143,290
Ulta Beauty, Inc.(b)	304	127,488
VF Corp.	1,940	54,805
Whirlpool Corp.	320	44,237
Wynn Resorts Ltd.(b)(c)	608	38,851
Yum! Brands, Inc.	1,672	197,714

		20,776,783

Consumer Staples-4.74%
Altria Group, Inc.	10,580	489,537
Archer-Daniels-Midland Co.	3,293	319,355
Brown-Forman Corp., Class B	1,074	73,032
Campbell Soup Co.	1,183	62,593
Church & Dwight Co., Inc.	1,427	105,783
Clorox Co. (The)	724	105,733
Coca-Cola Co. (The)	22,866	1,368,530
Colgate-Palmolive Co.	4,900	361,816
Conagra Brands, Inc.	2,821	103,531
Constellation Brands, Inc., Class A	936	231,267
Costco Wholesale Corp.	2,602	1,304,903
Estee Lauder Cos., Inc. (The), Class A	1,362	273,067
General Mills, Inc.	3,500	285,530
Hershey Co. (The)	863	206,058
Hormel Foods Corp.	1,700	78,965
JM Smucker Co. (The)	626	94,313
Kellogg Co.	1,499	115,153
Keurig Dr Pepper, Inc.	4,992	193,889
Kimberly-Clark Corp.	1,984	246,929
Kraft Heinz Co. (The)	4,680	180,040
Kroger Co. (The)	3,826	180,932
Lamb Weston Holdings, Inc.	844	72,770
McCormick & Co., Inc.	1,472	115,758
Molson Coors Beverage Co., Class B	1,106	55,776
Mondelez International, Inc., Class A	8,052	495,037
Monster Beverage Corp.(b)	2,260	211,807
PepsiCo, Inc.	8,108	1,472,251
Philip Morris International, Inc.	9,107	836,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2022

	Shares	Value
Consumer Staples-(continued)
Procter & Gamble Co. (The)	14,039	$1,890,632
Sysco Corp.	2,993	259,074
Tyson Foods, Inc., Class A	1,701	116,263
Walgreens Boots Alliance, Inc.	4,214	153,811
Walmart, Inc.	8,374	1,191,871

		13,252,484

Energy-3.67%
APA Corp.	1,918	87,192
Baker Hughes Co., Class A	5,944	164,411
Chevron Corp.	10,580	1,913,922
ConocoPhillips	7,479	943,027
Coterra Energy, Inc.	4,674	145,502
Devon Energy Corp.	3,847	297,565
Diamondback Energy, Inc.	1,044	164,023
EOG Resources, Inc.	3,443	470,038
EQT Corp.	2,171	90,835
Exxon Mobil Corp.	24,485	2,713,183
Halliburton Co	5,328	194,046
Hess Corp.	1,637	230,948
Kinder Morgan, Inc.	11,648	211,062
Marathon Oil Corp.	3,981	121,221
Marathon Petroleum Corp.	2,929	332,793
Occidental Petroleum Corp.	4,378	317,843
ONEOK, Inc.	2,625	155,715
Phillips 66	2,826	294,724
Pioneer Natural Resources Co.	1,402	359,487
Schlumberger Ltd.	8,310	432,369
Targa Resources Corp.	1,317	90,043
Valero Energy Corp.	2,315	290,648
Williams Cos., Inc. (The)	7,159	234,314

		10,254,911

Financials-7.83%
Aflac, Inc.	3,378	219,942
Allstate Corp. (The)	1,588	200,485
American Express Co.	3,524	523,138
American International Group, Inc.	4,467	254,619
Ameriprise Financial, Inc.	635	196,291
Aon PLC, Class A	1,239	348,766
Arch Capital Group Ltd.(b)	2,176	125,120
Arthur J. Gallagher & Co.	1,236	231,231
Assurant, Inc.	313	42,524
Bank of America Corp.	41,070	1,480,163
Bank of New York Mellon Corp. (The)	4,320	181,915
Berkshire Hathaway, Inc., Class B(b)	10,603	3,128,839
BlackRock, Inc.	886	572,276
Brown & Brown, Inc.	1,377	80,954
Capital One Financial Corp.	2,255	239,075
Cboe Global Markets, Inc.	623	77,564
Charles Schwab Corp. (The)	8,971	714,720
Chubb Ltd.	2,454	527,340
Cincinnati Financial Corp.	935	96,604
Citigroup, Inc.	11,378	521,795
Citizens Financial Group, Inc.	2,912	119,101
CME Group, Inc., Class A	2,112	366,010
Comerica, Inc.	769	54,215
Discover Financial Services	1,605	167,658
Everest Re Group Ltd.	232	74,857
FactSet Research Systems, Inc.	223	94,884
Fifth Third Bancorp	4,031	143,866

	Shares	Value
Financials-(continued)
First Republic Bank	1,073	$128,867
Franklin Resources, Inc.	1,669	39,138
Globe Life, Inc.	532	61,457
Goldman Sachs Group, Inc. (The)	2,005	690,743
Hartford Financial Services Group, Inc. (The)	1,898	137,434
Huntington Bancshares, Inc.	8,473	128,620
Intercontinental Exchange, Inc.	3,281	313,565
Invesco Ltd.(d)	2,673	40,950
JPMorgan Chase & Co.	17,229	2,168,787
KeyCorp	5,479	97,910
Lincoln National Corp.	910	49,022
Loews Corp.	1,175	66,999
M&T Bank Corp.	1,032	173,758
MarketAxess Holdings, Inc.	221	53,933
Marsh & McLennan Cos., Inc.	2,932	473,489
MetLife, Inc.	3,936	288,155
Moody’s Corp.(c)	927	245,534
Morgan Stanley	7,867	646,431
MSCI, Inc.	473	221,771
Nasdaq, Inc.	1,991	123,920
Northern Trust Corp.	1,224	103,244
PNC Financial Services Group, Inc. (The)	2,409	389,848
Principal Financial Group, Inc.	1,362	120,033
Progressive Corp. (The)	3,436	441,182
Prudential Financial, Inc.	2,185	229,840
Raymond James Financial, Inc.	1,141	134,798
Regions Financial Corp.	5,490	120,506
S&P Global, Inc.	2,002	643,142
Signature Bank	370	58,656
State Street Corp.	2,160	159,840
SVB Financial Group(b)	347	80,143
Synchrony Financial	2,830	100,635
T. Rowe Price Group, Inc.(c)	1,326	140,768
Travelers Cos., Inc. (The)	1,394	257,137
Truist Financial Corp.	7,793	349,048
U.S. Bancorp	7,943	337,180
W.R. Berkley Corp.	1,200	89,256
Wells Fargo & Co.	22,284	1,024,841
Willis Towers Watson PLC	646	140,964
Zions Bancorporation N.A	884	45,915

		21,901,411

Health Care-10.47%
Abbott Laboratories	10,288	1,017,895
AbbVie, Inc.	10,388	1,520,803
ABIOMED, Inc.(b)	267	67,305
Agilent Technologies, Inc.	1,755	242,804
Align Technology, Inc.(b)	427	82,966
AmerisourceBergen Corp.	913	143,542
Amgen, Inc.	3,143	849,710
Baxter International, Inc.	2,959	160,822
Becton, Dickinson and Co.	1,676	395,486
Biogen, Inc.(b)	853	241,774
Bio-Rad Laboratories, Inc., Class A(b)	126	44,315
Bio-Techne Corp.	230	68,140
Boston Scientific Corp.(b)	8,411	362,598
Bristol-Myers Squibb Co.	12,545	971,861
Cardinal Health, Inc.	1,601	121,516
Catalent, Inc.(b)	1,053	69,214
Centene Corp.(b)	3,358	285,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2022

	Shares	Value
Health Care-(continued)
Charles River Laboratories International, Inc.(b)	299	$63,463
Cigna Corp.	1,793	579,247
Cooper Cos., Inc. (The)	290	79,283
CVS Health Corp.	7,713	730,421
Danaher Corp.	3,846	967,923
DaVita, Inc.(b)	327	23,874
DENTSPLY SIRONA, Inc.	1,266	39,018
DexCom, Inc.(b)	2,306	278,519
Edwards Lifesciences Corp.(b)	3,642	263,790
Elevance Health, Inc.	1,410	770,946
Eli Lilly and Co.	4,633	1,677,563
Gilead Sciences, Inc.	7,364	577,779
HCA Healthcare, Inc.	1,265	275,100
Henry Schein, Inc.(b)	800	54,768
Hologic, Inc.(b)	1,467	99,463
Humana, Inc.	744	415,211
IDEXX Laboratories, Inc.(b)	489	175,883
Illumina, Inc.(b)(c)	923	211,201
Incyte Corp.(b)	1,085	80,659
Intuitive Surgical, Inc.(b)	2,098	517,094
IQVIA Holdings, Inc.(b)	1,096	229,798
Johnson & Johnson	15,446	2,687,141
Laboratory Corp. of America Holdings	531	117,808
McKesson Corp.	844	328,628
Medtronic PLC	7,806	681,776
Merck & Co., Inc.	14,883	1,506,160
Mettler-Toledo International, Inc.(b)	132	166,971
Moderna, Inc.(b)	1,977	297,202
Molina Healthcare, Inc.(b)	341	122,371
Organon & Co.	1,494	39,113
PerkinElmer, Inc.	742	99,116
Pfizer, Inc.	32,973	1,534,893
Quest Diagnostics, Inc.	685	98,400
Regeneron Pharmaceuticals, Inc.(b)	630	471,712
ResMed, Inc.	860	192,373
STERIS PLC	588	101,477
Stryker Corp.(c)	1,978	453,437
Teleflex, Inc.	276	59,219
Thermo Fisher Scientific, Inc.	2,302	1,183,159
UnitedHealth Group, Inc.	5,495	3,050,549
Universal Health Services, Inc., Class B	386	44,726
Vertex Pharmaceuticals, Inc.(b)	1,507	470,184
Viatris, Inc.	7,124	72,166
Waters Corp.(b)	352	105,308
West Pharmaceutical Services, Inc.	435	100,093
Zimmer Biomet Holdings, Inc.	1,233	139,761
Zoetis, Inc.	2,750	414,645

		29,296,009

Industrials-5.65%
3M Co.	3,252	409,069
A.O. Smith Corp.	755	41,359
Alaska Air Group, Inc.(b)(c)	745	33,123
Allegion PLC	516	54,061
American Airlines Group, Inc.(b)	3,818	54,139
AMETEK, Inc.	1,349	174,911
Boeing Co. (The)(b)	3,279	467,290
C.H. Robinson Worldwide, Inc.	728	71,140
Carrier Global Corp.	4,944	196,573

	Shares	Value
Industrials-(continued)
Caterpillar, Inc.	3,101	$671,242
Cintas Corp.	505	215,913
Copart, Inc.(b)	1,257	144,580
CoStar Group, Inc.(b)	2,326	192,407
CSX Corp.	12,580	365,575
Cummins, Inc.	828	202,454
Deere & Co.	1,634	646,770
Delta Air Lines, Inc.(b)	3,767	127,814
Dover Corp.	843	110,172
Eaton Corp. PLC	2,340	351,164
Emerson Electric Co.	3,474	300,848
Equifax, Inc.(c)	719	121,899
Expeditors International of Washington, Inc.	961	94,034
Fastenal Co.	3,376	163,162
FedEx Corp.	1,404	225,033
Fortive Corp.	2,090	133,551
Fortune Brands Home & Security, Inc.	760	45,843
Generac Holdings, Inc.(b)	375	43,466
General Dynamics Corp.	1,321	329,986
General Electric Co.	6,442	501,252
Honeywell International, Inc.	3,958	807,511
Howmet Aerospace, Inc.	2,172	77,215
Huntington Ingalls Industries, Inc.	235	60,411
IDEX Corp.	443	98,483
Illinois Tool Works, Inc.	1,655	353,392
Ingersoll Rand, Inc.(c)	2,369	119,635
J.B. Hunt Transport Services, Inc.	488	83,482
Jacobs Solutions, Inc.	750	86,415
Johnson Controls International PLC	4,047	234,079
L3Harris Technologies, Inc.	1,124	277,032
Leidos Holdings, Inc.	802	81,475
Lockheed Martin Corp.(c)	1,386	674,539
Masco Corp.	1,325	61,308
Nordson Corp.	318	71,550
Norfolk Southern Corp.	1,380	314,737
Northrop Grumman Corp.	854	468,855
Old Dominion Freight Line, Inc.	538	147,735
Otis Worldwide Corp.	2,469	174,410
PACCAR, Inc.	2,043	197,824
Parker-Hannifin Corp.	754	219,128
Pentair PLC	966	41,490
Quanta Services, Inc.	840	119,314
Raytheon Technologies Corp.	8,675	822,564
Republic Services, Inc.	1,206	159,940
Robert Half International, Inc.(c)	644	49,240
Rockwell Automation, Inc.	678	173,093
Rollins, Inc.	1,360	57,229
Snap-on, Inc.	313	69,502
Southwest Airlines Co.(b)	3,486	126,716
Stanley Black & Decker, Inc.	868	68,129
Textron, Inc.	1,243	85,071
Trane Technologies PLC	1,361	217,256
TransDigm Group, Inc.	303	174,455
Union Pacific Corp.	3,669	723,307
United Airlines Holdings, Inc.(b)	1,920	82,714
United Parcel Service, Inc., Class B	4,300	721,411
United Rentals, Inc.(b)(c)	411	129,757
Verisk Analytics, Inc.	922	168,569
W.W. Grainger, Inc.	266	155,437
Wabtec Corp.	1,069	99,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2022

	Shares	Value
Industrials-(continued)
Waste Management, Inc.	2,210	$349,998
Xylem, Inc.	1,059	108,473

		15,801,427

Information Technology-17.97%
Accenture PLC, Class A	3,716	1,054,972
Adobe, Inc.(b)	2,749	875,556
Advanced Micro Devices, Inc.(b)	9,484	569,609
Akamai Technologies, Inc.(b)	934	82,500
Amphenol Corp., Class A	3,495	265,026
Analog Devices, Inc.	3,054	435,561
ANSYS, Inc.(b)	512	113,234
Apple, Inc.	88,751	13,609,078
Applied Materials, Inc.	5,111	451,250
Arista Networks, Inc.(b)	1,448	175,005
Autodesk, Inc.(b)	1,276	273,447
Automatic Data Processing, Inc.	2,441	589,990
Broadcom, Inc.	2,372	1,115,125
Broadridge Financial Solutions, Inc.	689	103,391
Cadence Design Systems, Inc.(b)	1,609	243,587
CDW Corp.	795	137,384
Ceridian HCM Holding, Inc.(b)	899	59,505
Cisco Systems, Inc.	24,328	1,105,221
Cognizant Technology Solutions Corp., Class A	3,042	189,365
Corning, Inc.	4,470	143,800
DXC Technology Co.(b)	1,351	38,841
Enphase Energy, Inc.(b)	796	244,372
EPAM Systems, Inc.(b)	337	117,950
F5, Inc.(b)(c)	350	50,019
Fidelity National Information Services, Inc.	3,572	296,440
Fiserv, Inc.(b)	3,758	386,097
FleetCor Technologies, Inc.(b)	441	82,079
Fortinet, Inc.(b)	3,845	219,780
Gartner, Inc.(b)	465	140,393
Global Payments, Inc.(c)	1,628	186,015
Hewlett Packard Enterprise Co.	7,634	108,937
HP, Inc.	5,346	147,657
Intel Corp.	24,123	685,817
International Business Machines Corp.	5,306	733,767
Intuit, Inc.	1,657	708,368
Jack Henry & Associates, Inc.	428	85,198
Juniper Networks, Inc.	1,895	57,987
Keysight Technologies, Inc.(b)	1,057	184,077
KLA Corp.	833	263,603
Lam Research Corp.	805	325,848
Mastercard, Inc., Class A	5,013	1,645,166
Microchip Technology, Inc.	3,246	200,408
Micron Technology, Inc.	6,481	350,622
Microsoft Corp.	43,815	10,170,776
Monolithic Power Systems, Inc.	261	88,596
Motorola Solutions, Inc.	980	244,716
NetApp, Inc.	1,291	89,428
NortonLifeLock, Inc.	3,478	78,359
NVIDIA Corp.	14,711	1,985,544
NXP Semiconductors N.V. (China)	1,543	225,401
ON Semiconductor Corp.(b)	2,545	156,339
Oracle Corp.	8,924	696,697
Paychex, Inc.	1,882	222,659
Paycom Software, Inc.(b)	286	98,956

	Shares	Value
Information Technology-(continued)
PayPal Holdings, Inc.(b)	6,794	$567,843
PTC, Inc.(b)	621	73,172
Qorvo, Inc.(b)	606	52,164
QUALCOMM, Inc.	6,598	776,321
Roper Technologies, Inc.	623	258,258
salesforce.com, inc.(b)	5,846	950,501
Seagate Technology Holdings PLC	1,147	56,960
ServiceNow, Inc.(b)	1,187	499,418
Skyworks Solutions, Inc.	943	81,107
SolarEdge Technologies, Inc.(b)(c)	327	75,220
Synopsys, Inc.(b)	899	263,002
TE Connectivity Ltd. (Switzerland)	1,879	229,670
Teledyne Technologies, Inc.(b)	275	109,445
Teradyne, Inc.(c)	921	74,923
Texas Instruments, Inc.	5,368	862,262
Trimble, Inc.(b)	1,455	87,533
Tyler Technologies, Inc.(b)	244	78,893
VeriSign, Inc.(b)	548	109,852
Visa, Inc., Class A(c)	9,606	1,989,979
Western Digital Corp.(b)	1,840	63,241
Zebra Technologies Corp., Class A(b)	304	86,099

		50,255,381

Materials-1.73%
Air Products and Chemicals, Inc.	1,303	326,271
Albemarle Corp.	688	192,550
Amcor PLC	8,829	102,240
Avery Dennison Corp.	477	80,875
Ball Corp.(c)	1,847	91,223
Celanese Corp.	586	56,326
CF Industries Holdings, Inc.	1,171	124,430
Corteva, Inc.	4,222	275,865
Dow, Inc.	4,219	197,196
DuPont de Nemours, Inc.	2,943	168,340
Eastman Chemical Co.	722	55,457
Ecolab, Inc.	1,457	228,851
FMC Corp.	740	87,986
Freeport-McMoRan, Inc.	8,401	266,228
International Flavors & Fragrances, Inc.	1,498	146,220
International Paper Co.	2,127	71,488
Linde PLC (United Kingdom)	2,928	870,641
LyondellBasell Industries N.V., Class A(c)	1,495	114,293
Martin Marietta Materials, Inc.	366	122,969
Mosaic Co. (The)	2,028	109,005
Newmont Corp.	4,663	197,338
Nucor Corp.	1,538	202,062
Packaging Corp. of America	551	66,236
PPG Industries, Inc.	1,381	157,683
Sealed Air Corp.	853	40,620
Sherwin-Williams Co. (The)	1,386	311,892
Vulcan Materials Co.	781	127,850
WestRock Co.	1,494	50,886

		4,843,021

Real Estate-1.81%
Alexandria Real Estate Equities, Inc.	872	126,702
American Tower Corp.	2,735	566,665
AvalonBay Communities, Inc.	822	143,949
Boston Properties, Inc.	838	60,923
Camden Property Trust	626	72,334
CBRE Group, Inc., Class A(b)(c)	1,887	133,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2022

	Shares	Value
Real Estate-(continued)
Crown Castle, Inc.	2,544	$339,013
Digital Realty Trust, Inc.(c)	1,689	169,322
Equinix, Inc.	535	303,045
Equity Residential	1,989	125,347
Essex Property Trust, Inc.	383	85,118
Extra Space Storage, Inc.	787	139,645
Federal Realty Investment Trust	428	42,363
Healthpeak Properties, Inc.	3,170	75,224
Host Hotels & Resorts, Inc.(c)	4,200	79,296
Invitation Homes, Inc.	3,407	107,968
Iron Mountain, Inc.(c)	1,708	85,520
Kimco Realty Corp.	3,634	77,695
Mid-America Apartment Communities, Inc.	678	106,751
Prologis, Inc.	5,424	600,708
Public Storage	928	287,448
Realty Income Corp.	3,628	225,916
Regency Centers Corp.	905	54,761
SBA Communications Corp., Class A	634	171,117
Simon Property Group, Inc.(c)	1,923	209,568
UDR, Inc.	1,794	71,329
Ventas, Inc.	2,348	91,877
VICI Properties, Inc.	5,658	181,169
Vornado Realty Trust	946	22,316
Welltower, Inc.	2,722	166,151
Weyerhaeuser Co.	4,349	134,515

		5,057,619

Utilities-2.02%
AES Corp. (The)	3,924	102,652
Alliant Energy Corp.	1,474	76,899
Ameren Corp.	1,518	123,747
American Electric Power Co., Inc.	3,018	265,343
American Water Works Co., Inc.	1,068	155,223
Atmos Energy Corp.	822	87,584
CenterPoint Energy, Inc.	3,698	105,800
CMS Energy Corp.	1,705	97,270
Consolidated Edison, Inc.	2,083	183,221
Constellation Energy Corp.	1,920	181,517
Dominion Energy, Inc.	4,891	342,223
DTE Energy Co.	1,138	127,581
Duke Energy Corp.	4,524	421,546
Edison International	2,241	134,550
Entergy Corp.	1,195	128,032
Evergy, Inc.	1,348	82,403

	Shares	Value
Utilities-(continued)
Eversource Energy	2,035	$155,230
Exelon Corp.	5,827	224,864
FirstEnergy Corp.	3,189	120,257
NextEra Energy, Inc.	11,543	894,583
NiSource, Inc.	2,385	61,271
NRG Energy, Inc.	1,381	61,316
PG&E Corp.(b)(c)	9,607	143,433
Pinnacle West Capital Corp.	664	44,627
PPL Corp.	4,325	114,569
Public Service Enterprise Group, Inc.	2,931	164,341
Sempra Energy	1,847	278,786
Southern Co. (The)	6,245	408,923
WEC Energy Group, Inc.	1,853	169,234
Xcel Energy, Inc.	3,214	209,264

		5,666,289

Total Common Stocks & Other Equity Interests (Cost $187,157,059)		191,164,356

Money Market Funds-20.18%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e) (Cost $56,456,197)	56,456,197	56,456,197

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-88.53% (Cost $243,613,256)		247,620,553

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.68%
Invesco Private Government Fund, 3.18%(d)(e)(f)	1,372,606	1,372,606
Invesco Private Prime Fund, 3.28%(d)(e)(f)	3,328,929	3,328,929

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,701,340)		4,701,535

TOTAL INVESTMENTS IN SECURITIES-90.21% (Cost $248,314,596)		252,322,088
OTHER ASSETS LESS LIABILITIES-9.79%		27,374,337

NET ASSETS-100.00%		$279,696,425

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Invesco Ltd.	$ 11,689	$ 111,370	$ (76,051)	$1,123	$(7,181)	$ 40,950	$ 592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$78,548,777	$2,656,716,699	$(2,678,809,279)	$-	$-	$56,456,197	$711,504

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	46,821	23,798,311	(22,472,526)	-	-	1,372,606	6,537	*

Invesco Private Prime Fund	109,249	40,590,471	(37,371,536)	195	550	3,328,929	17,731	*

Total	$78,716,536	$2,721,216,851	$(2,738,729,392)	$1,318	$(6,631)	$61,198,682	$736,364

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

CBOE Volatility Index	884	November-2022	$22,873,765	$(4,512,113)	$(4,512,113)

CBOE Volatility Index	724	December-2022	19,113,311	(1,289,192)	(1,289,192)

E-Mini S&P 500 Index	239	December-2022	46,401,850	2,013,419	2,013,419

Micro E-Mini S&P 500	7	December-2022	135,905	40	40

Total Futures Contracts				$(3,787,846)	$(3,787,846)

(a)	Futures contracts collateralized by $35,790,606 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Total Return Bond ETF (GTO)

October 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-64.08%
Advertising-0.06%
Lamar Media Corp., 3.75%, 02/15/2028(b)	$ 518,000	$455,894

Aerospace & Defense-0.70%
Boeing Co. (The), 2.20%, 02/04/2026	380,000	336,331
Lockheed Martin Corp.
5.10%, 11/15/2027(b)	1,116,000	1,118,709
5.25%, 01/15/2033	1,332,000	1,335,793
4.15%, 06/15/2053	437,000	348,159
5.70%, 11/15/2054	811,000	814,198
4.30%, 06/15/2062	537,000	427,517
5.90%, 11/15/2063	811,000	822,318

		5,203,025

Agricultural & Farm Machinery-0.33%
Cargill, Inc.
3.63%, 04/22/2027(c)	609,000	571,531
4.00%, 06/22/2032(c)	731,000	653,965
5.13%, 10/11/2032(c)	765,000	746,098
4.38%, 04/22/2052(c)	541,000	438,413

		2,410,007

Airlines-0.87%
Allegiant Travel Co., 7.25%, 08/15/2027(b)(c)	191,000	179,859
American Airlines Pass-Through Trust
Series 2021-1, Class A, 2.88%, 07/11/2034	1,577,000	1,231,422
Series 2021-1, Class B, 3.95%, 07/11/2030	2,341,000	1,836,378
British Airways Pass-Through Trust (United Kingdom)
Series 2019-1, Class A, 3.35%, 06/15/2029(c)	198,750	169,199
Series 2019-1, Class AA, 3.30%, 12/15/2032(c)	198,771	166,192
Series 2021-1, Class A, 2.90%, 03/15/2035(c)	1,048,309	837,882
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(c)	768,350	748,860
4.75%, 10/20/2028(c)	437,984	407,626
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	359,624	347,429
United Airlines, Inc.
4.38%, 04/15/2026(c)	238,000	217,647
4.63%, 04/15/2029(c)	349,000	299,971

		6,442,465

Apparel Retail-0.04%
Ross Stores, Inc., 3.38%, 09/15/2024	344,000	332,267

Application Software-0.16%
salesforce.com, inc., 2.90%, 07/15/2051	646,000	415,016
Workday, Inc., 3.70%, 04/01/2029(b)	878,000	782,310

		1,197,326

	Principal Amount	Value
Asset Management & Custody Banks-1.25%
Ameriprise Financial, Inc.
3.00%, 04/02/2025	$ 103,000	$97,779
4.50%, 05/13/2032(b)	452,000	418,558
Bank of New York Mellon Corp. (The)
4.60%, 07/26/2030(d)	386,000	362,300
5.83%, 10/25/2033(d)	1,188,000	1,189,566
Series I, 3.75%(d)(e)	1,364,000	1,053,758
Blackstone Holdings Finance Co. LLC, 6.20%, 04/22/2033(c)	2,920,000	2,914,978
Blackstone Secured Lending Fund
2.75%, 09/16/2026(b)	578,000	496,078
2.13%, 02/15/2027	771,000	622,780
2.85%, 09/30/2028	451,000	344,650
Northern Trust Corp., 6.13%, 11/02/2032	1,347,000	1,348,528
State Street Corp., 4.16%, 08/04/2033(d)	416,000	368,756

		9,217,731

Auto Parts & Equipment-0.30%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.75%, 04/01/2028(b)(c)	1,225,000	1,078,283
5.38%, 03/01/2029(b)(c)	550,000	477,534
Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(c)	955,000	696,162

		2,251,979

Automobile Manufacturers-1.39%
BMW US Capital LLC (Germany)
3.89% (SOFR + 0.84%), 04/01/2025(c)(f)	364,000	362,251
3.70%, 04/01/2032(c)	541,000	464,676
Ford Motor Co., 6.10%, 08/19/2032(b)	1,839,000	1,691,144
Ford Motor Credit Co. LLC, 2.70%, 08/10/2026	2,541,000	2,213,846
General Motors Financial Co., Inc.
3.80%, 04/07/2025	495,000	467,976
5.00%, 04/09/2027	805,000	761,190
4.30%, 04/06/2029	1,055,000	927,408
Hyundai Capital America
5.88%, 04/07/2025(b)(c)	73,000	72,266
2.00%, 06/15/2028(c)	433,000	337,050
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(c)	572,000	449,075
Stellantis Finance US, Inc., 6.38%, 09/12/2032(b)(c)	547,000	506,794
Toyota Motor Credit Corp., 4.55%, 09/20/2027	1,257,000	1,223,744
Volkswagen Group of America Finance LLC (Germany), 4.60%, 06/08/2029(c)	864,000	783,809

		10,261,229

Automotive Retail-0.68%
Asbury Automotive Group, Inc., 5.00%, 02/15/2032(c)	516,000	416,629
AutoZone, Inc., 4.75%, 08/01/2032	735,000	683,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Automotive Retail-(continued)
Lithia Motors, Inc., 3.88%, 06/01/2029(b)(c)	$ 2,262,000	$1,828,770
Sonic Automotive, Inc.
4.63%, 11/15/2029(b)(c)	1,615,000	1,269,124
4.88%, 11/15/2031(c)	1,069,000	814,551

		5,012,419

Biotechnology-0.11%
CSL Finance PLC (Australia)
3.85%, 04/27/2027(c)	342,000	322,412
4.05%, 04/27/2029(c)	265,000	243,569
4.63%, 04/27/2042(c)	262,000	220,755

		786,736

Broadcasting-0.01%
Fox Corp., 4.71%, 01/25/2029	73,000	67,964

Building Products-0.08%
Advanced Drainage Systems, Inc., 6.38%, 06/15/2030(c)	270,000	261,317
HP Communities LLC
5.78%, 03/15/2046(c)	150,000	139,337
5.86%, 09/15/2053(c)	100,000	79,527
Masco Corp., 2.00%, 02/15/2031(b)	108,000	79,771

		559,952

Cable & Satellite-0.82%
CCO Holdings LLC/CCO Holdings Capital Corp.
6.38%, 09/01/2029(b)(c)	1,604,000	1,482,104
4.50%, 06/01/2033(c)	462,000	351,730
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
5.05%, 03/30/2029	76,000	69,854
3.50%, 03/01/2042	554,000	345,598
Comcast Corp.
4.15%, 10/15/2028	50,000	46,980
5.50%, 11/15/2032	2,101,000	2,087,722
3.25%, 11/01/2039	263,000	190,214
3.45%, 02/01/2050	199,000	134,112
2.80%, 01/15/2051	95,000	56,344
2.89%, 11/01/2051	17,000	10,190
2.99%, 11/01/2063	22,000	12,332
Cox Communications, Inc., 2.95%, 10/01/2050(c)	90,000	50,959
Sirius XM Radio, Inc., 3.88%, 09/01/2031(c)	1,568,000	1,239,190

		6,077,329

Casinos & Gaming-0.23%
Boyne USA, Inc., 4.75%, 05/15/2029(c)	653,000	572,821
CDI Escrow Issuer, Inc., 5.75%, 04/01/2030(c)	1,001,000	904,904
MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(b)(c)	218,000	188,069

		1,665,794

	Principal Amount	Value
Construction Machinery & Heavy Trucks-0.21%
Daimler Trucks Finance North America LLC (Germany), 3.65%, 04/07/2027(c)	$ 1,708,000	$1,544,326

Consumer Finance-0.49%
American Express Co.
2.55%, 03/04/2027	709,000	623,372
4.99%, 05/26/2033(d)	737,000	666,665
4.42%, 08/03/2033(d)	1,739,000	1,544,910
OneMain Finance Corp., 3.88%, 09/15/2028	1,014,000	792,481

		3,627,428

Copper-0.20%
PT Freeport Indonesia (Indonesia)
4.76%, 04/14/2027(b)(c)	476,000	430,066
5.32%, 04/14/2032(b)(c)	716,000	605,915
6.20%, 04/14/2052(c)	633,000	478,611

		1,514,592

Data Processing & Outsourced Services-0.37%
Block, Inc., 3.50%, 06/01/2031(b)	1,408,000	1,137,087
Clarivate Science Holdings Corp., 3.88%, 07/01/2028(c)	976,000	839,441
Fidelity National Information Services, Inc., 3.10%, 03/01/2041	105,000	68,429
PayPal Holdings, Inc.
2.85%, 10/01/2029(b)	30,000	25,516
5.05%, 06/01/2052(b)	741,000	638,915

		2,709,388

Distributors-0.12%
Genuine Parts Co., 2.75%, 02/01/2032(b)	1,144,000	886,984

Diversified Banks-11.26%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(c)	280,000	249,015
African Export-Import Bank (The) (Supranational)
2.63%, 05/17/2026(c)	398,000	331,335
3.80%, 05/17/2031(c)	500,000	385,355
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(c)(d)(e)	1,444,000	1,384,135
Banco do Brasil S.A. (Brazil), 3.25%, 09/30/2026(c)	1,050,000	934,547
Banco Mercantil del Norte S.A. (Mexico), 6.63%(c)(d)(e)	588,000	441,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Diversified Banks-(continued)
Bank of America Corp.
4.11% (SOFR + 1.05%), 02/04/2028(f)	$ 1,194,000	$1,142,696
4.38%, 04/27/2028(d)	1,387,000	1,290,864
4.95%, 07/22/2028(b)(d)	1,125,000	1,073,295
2.69%, 04/22/2032(d)	495,000	382,824
2.57%, 10/20/2032(d)	452,000	340,806
2.97%, 02/04/2033(d)	580,000	447,928
4.57%, 04/27/2033(d)	1,153,000	1,022,439
5.02%, 07/22/2033(d)	1,541,000	1,413,681
2.48%, 09/21/2036(d)	616,000	440,576
3.85%, 03/08/2037(d)	411,000	329,481
Series RR, 4.38%(d)(e)	1,518,000	1,221,990
Series TT, 6.13%(b)(d)(e)	2,326,000	2,203,885
Bank of Nova Scotia (The) (Canada)
4.59%, 05/04/2037(d)	1,886,000	1,551,255
8.63%, 10/27/2082(d)	2,115,000	2,127,334
Barclays PLC (United Kingdom)
7.44%, 11/02/2033(d)	2,230,000	2,225,774
8.00%(d)(e)	1,692,000	1,520,107
BNP Paribas S.A. (France), 1.32%, 01/13/2027(c)(d)	854,000	719,281
Citigroup, Inc.
3.75% (SOFR + 0.69%), 01/25/2026(b)(f)	543,000	526,632
4.66%, 05/24/2028(b)(d)	668,000	630,454
3.98%, 03/20/2030(d)	199,000	175,445
2.57%, 06/03/2031(d)	175,000	136,917
3.79%, 03/17/2033(d)	1,264,000	1,047,621
4.91%, 05/24/2033(b)(d)	761,000	692,400
3.88%(b)(d)(e)	1,432,000	1,179,252
Series A, 5.95%(d)(e)	248,000	246,760
Series P, 5.95%(b)(d)(e)	330,000	299,120
Cooperatieve Rabobank U.A. (Netherlands)
3.65%, 04/06/2028(b)(c)(d)	1,221,000	1,088,645
4.66%, 08/22/2028(b)(c)(d)	1,445,000	1,337,297
3.76%, 04/06/2033(b)(c)(d)	1,129,000	910,022
Corp. Andina de Fomento (Supranational), 1.25%, 10/26/2024	2,769,000	2,559,077
Credit Agricole S.A. (France), 4.75%(c)(d)(e)	1,284,000	925,224
Development Bank of Kazakhstan JSC (Kazakhstan), 5.75%, 05/12/2025(c)	1,730,000	1,717,821
Federation des caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(c)	2,501,000	2,339,010
HSBC Holdings PLC (United Kingdom)
4.32% (SOFR + 1.43%), 03/10/2026(f)	1,907,000	1,865,216
5.21%, 08/11/2028(d)	1,464,000	1,341,201
5.40%, 08/11/2033(b)(d)	1,938,000	1,681,438
8.11%, 11/03/2033(d)	2,247,000	2,245,915
ING Groep N.V. (Netherlands), 4.06% (SOFR + 1.01%), 04/01/2027(f)	885,000	844,972

	Principal Amount	Value
Diversified Banks-(continued)
JPMorgan Chase & Co.
5.22% (3 mo. USD LIBOR + 0.89%), 07/23/2024(f)	$ 92,000	$91,857
4.32%, 04/26/2028(d)	1,377,000	1,281,565
4.85%, 07/25/2028(d)	1,200,000	1,141,346
3.70%, 05/06/2030(d)	199,000	173,290
2.96%, 01/25/2033(d)	316,000	246,927
4.59%, 04/26/2033(d)	832,000	741,395
4.91%, 07/25/2033(d)	1,839,000	1,682,150
5.72%, 09/14/2033(d)	2,722,000	2,540,438
KeyBank N.A., 4.90%, 08/08/2032	1,984,000	1,759,432
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.64%, 10/13/2027(b)(d)	623,000	524,717
5.02%, 07/20/2028(d)	1,079,000	1,025,858
1.80%, 07/20/2033(d)	1,410,000	1,280,542
Mizuho Financial Group, Inc. (Japan), 5.67%, 09/13/2033(b)(d)	1,899,000	1,778,579
Nordea Bank Abp (Finland)
4.75%, 09/22/2025(c)	1,613,000	1,580,484
5.38%, 09/22/2027(c)	858,000	827,199
6.63%(c)(d)(e)	859,000	813,451
Royal Bank of Canada (Canada), 3.77% (SOFR + 0.71%), 01/21/2027(f)	1,719,000	1,658,115
Standard Chartered PLC (United Kingdom)
2.68%, 06/29/2032(c)(d)	810,000	567,579
4.30%(c)(d)(e)	1,362,000	898,821
7.75%(b)(c)(d)(e)	2,174,000	2,149,353
7.75%(b)(c)(d)(e)	2,112,000	1,935,120
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.13%, 07/08/2030	797,000	598,226
2.14%, 09/23/2030	280,000	205,587
Swedbank AB (Sweden), 5.34%, 09/20/2027(c)	1,031,000	981,662
Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(d)	1,740,000	1,765,143
U.S. Bancorp
4.55%, 07/22/2028(d)	1,195,000	1,136,293
4.97%, 07/22/2033(d)	911,000	830,021
5.85%, 10/21/2033(d)	1,888,000	1,881,498
2.49%, 11/03/2036(d)	1,665,000	1,220,818
Wells Fargo & Co.
3.53%, 03/24/2028(d)	625,000	563,183
4.81%, 07/25/2028(d)	691,000	654,777
4.15%, 01/24/2029	199,000	181,189
4.90%, 07/25/2033(d)	679,000	619,529
4.61%, 04/25/2053(d)	1,026,000	816,502

		83,123,570

Diversified Capital Markets-1.47%
Credit Suisse AG (Switzerland), 5.00%, 07/09/2027	2,140,000	1,930,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Diversified Capital Markets-(continued)
Credit Suisse Group AG (Switzerland)
6.44%, 08/11/2028(b)(c)(d)	$ 1,920,000	$1,733,997
6.54%, 08/12/2033(c)(d)	2,942,000	2,562,401
4.50%(b)(c)(d)(e)	810,000	484,298
5.10%(c)(d)(e)	492,000	303,251
5.25%(c)(d)(e)	471,000	334,820
7.50%(c)(d)(e)	631,000	560,801
9.75%(b)(c)(d)(e)	1,581,000	1,505,265
OWL Rock Core Income Corp., 4.70%, 02/08/2027	468,000	411,854
UBS Group AG (Switzerland), 4.75%, 05/12/2028(c)(d)	1,119,000	1,025,878

		10,853,256

Diversified Chemicals-0.82%
Celanese US Holdings LLC
5.90%, 07/05/2024	1,529,000	1,502,492
6.05%, 03/15/2025	1,634,000	1,589,348
6.17%, 07/15/2027	1,711,000	1,616,742
6.38%, 07/15/2032(b)	1,102,000	1,003,280
OCP S.A. (Morocco), 5.13%, 06/23/2051(c)	508,000	312,723

		6,024,585

Diversified Metals & Mining-0.17%
FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)(c)	746,000	590,541
South32 Treasury Ltd. (Australia), 4.35%, 04/14/2032(c)	779,000	654,194

		1,244,735

Diversified REITs-0.51%
Atlantic Marine Corps Communities LLC, 5.34%, 12/01/2050(c)	93,042	82,140
CubeSmart L.P., 2.25%, 12/15/2028	161,000	129,294
Fort Benning Family Communities LLC, 5.81%, 01/15/2051(c)	200,000	160,804
Trust Fibra Uno (Mexico)
4.87%, 01/15/2030(b)(c)	1,080,000	815,362
6.39%, 01/15/2050(c)	385,000	255,988
VICI Properties L.P
4.75%, 02/15/2028	938,000	857,455
4.95%, 02/15/2030	938,000	849,019
5.13%, 05/15/2032(b)	681,000	604,932

		3,754,994

Diversified Support Services-0.07%
Atento Luxco 1 S.A. (Brazil), 8.00%, 02/10/2026(c)	1,305,000	517,889

Education Services-0.16%
Grand Canyon University, 3.25%, 10/01/2023	1,235,000	1,219,563

Electric Utilities-2.86%
AEP Texas, Inc.
4.70%, 05/15/2032(b)	454,000	413,109
5.25%, 05/15/2052	533,000	464,738
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(c)	971,446	622,904

	Principal Amount	Value
Electric Utilities-(continued)
American Electric Power Co., Inc.
5.75%, 11/01/2027	$ 1,075,000	$1,072,151
5.95%, 11/01/2032	781,000	775,666
3.88%, 02/15/2062(d)	2,240,000	1,720,152
Commonwealth Edison Co., Series 127, 3.20%, 11/15/2049	140,000	92,450
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(c)	200,000	186,273
Duke Energy Corp.
4.30%, 03/15/2028	889,000	836,162
5.00%, 08/15/2052(b)	1,402,000	1,158,087
3.25%, 01/15/2082(d)	655,000	458,938
EDP Finance B.V. (Portugal), 6.30%, 10/11/2027(b)(c)	486,000	484,367
Enel Finance America LLC (Italy), 7.10%, 10/14/2027(c)	533,000	531,614
Enel Finance International N.V. (Italy)
6.80%, 10/14/2025(c)	1,072,000	1,076,746
7.50%, 10/14/2032(b)(c)	692,000	693,465
7.75%, 10/14/2052(b)(c)	828,000	791,819
Interconexion Electrica S.A. ESP (Colombia), 3.83%, 11/26/2033(c)	439,000	335,021
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(c)	5,000,000	4,132,750
National Rural Utilities Cooperative Finance Corp.
2.75%, 04/15/2032	627,000	502,945
5.80%, 01/15/2033	789,000	799,720
NextEra Energy Capital Holdings, Inc.
4.63%, 07/15/2027	1,290,000	1,240,750
5.00%, 07/15/2032	406,000	385,834
Southern Co. (The), 5.70%, 10/15/2032	808,000	799,099
Tampa Electric Co., 5.00%, 07/15/2052	470,000	411,867
Virginia Electric and Power Co.
Series B, 3.75%, 05/15/2027	576,000	540,476
Series C, 4.63%, 05/15/2052	668,000	553,630

		21,080,733

Electrical Components & Equipment-0.80%
CenterPoint Energy Houston Electric LLC
Series AI, 4.45%, 10/01/2032	2,002,000	1,876,733
Series AJ, 4.85%, 10/01/2052(b)	2,021,000	1,774,402
Sensata Technologies B.V.
4.00%, 04/15/2029(c)	2,179,000	1,838,651
5.88%, 09/01/2030(c)	411,000	391,060

		5,880,846

Electronic Components-0.03%
Corning, Inc., 5.45%, 11/15/2079	274,000	219,494

Electronic Equipment & Instruments-0.05%
Vontier Corp.
2.40%, 04/01/2028	272,000	210,728
2.95%, 04/01/2031	284,000	199,791

		410,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Environmental & Facilities Services-0.20%
Covanta Holding Corp., 4.88%, 12/01/2029(c)	$ 1,212,000	$1,034,872
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)(c)	509,000	435,297

		1,470,169

Financial Exchanges & Data-1.16%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(c)	1,884,000	1,503,488
Cboe Global Markets, Inc., 3.00%, 03/16/2032	1,596,000	1,295,272
Intercontinental Exchange, Inc.
4.00%, 09/15/2027	964,000	914,824
4.35%, 06/15/2029	742,000	703,549
4.60%, 03/15/2033	646,000	593,935
4.95%, 06/15/2052(b)	886,000	768,797
5.20%, 06/15/2062	673,000	601,952
Moody’s Corp.
4.25%, 08/08/2032	460,000	414,243
3.75%, 02/25/2052(b)	570,000	401,727
3.10%, 11/29/2061	1,055,000	608,003
MSCI, Inc.
3.88%, 02/15/2031(c)	283,000	238,972
3.63%, 11/01/2031(c)	545,000	447,635
S&P Global, Inc., 1.25%, 08/15/2030(b)	79,000	58,771

		8,551,168

Food Distributors-0.10%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(c)	884,000	727,231

General Merchandise Stores-0.46%
Dollar General Corp.
4.63%, 11/01/2027	582,000	562,299
5.00%, 11/01/2032(b)	512,000	487,720
5.50%, 11/01/2052(b)	1,024,000	948,249
Target Corp., 4.50%, 09/15/2032	1,475,000	1,391,244

		3,389,512

Health Care Facilities-0.08%
Tenet Healthcare Corp., 6.13%, 06/15/2030(c)	675,000	623,518

Health Care REITs-0.01%
Healthcare Realty Holdings L.P., 2.00%, 03/15/2031	99,000	71,355

Health Care Services-0.37%
Piedmont Healthcare, Inc.
2.86%, 01/01/2052	2,000,000	1,148,828
Series 2032, 2.04%, 01/01/2032	1,275,000	945,569
Series 2042, 2.72%, 01/01/2042	1,000,000	636,121

		2,730,518

Highways & Railtracks-0.04%
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(c)	373,342	296,993

Home Improvement Retail-1.08%
Home Depot, Inc. (The)
4.50%, 09/15/2032(b)	1,472,000	1,395,237
4.95%, 09/15/2052(b)	743,000	666,051

	Principal Amount	Value
Home Improvement Retail-(continued)
Lowe’s Cos., Inc.
5.00%, 04/15/2033(b)	$ 2,729,000	$2,574,588
5.63%, 04/15/2053(b)	2,039,000	1,832,664
5.80%, 09/15/2062	1,699,000	1,516,356

		7,984,896

Homebuilding-0.29%
Lennar Corp., 4.75%, 11/29/2027(b)	796,000	736,764
M.D.C. Holdings, Inc.
3.85%, 01/15/2030	452,000	347,633
3.97%, 08/06/2061	1,524,000	758,581
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(c)	315,000	269,634

		2,112,612

Hotels, Resorts & Cruise Lines-0.05%
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(c)	486,000	386,516

Household Products-0.20%
Church & Dwight Co., Inc., 5.60%, 11/15/2032	664,000	662,772
Colgate-Palmolive Co., 3.10%, 08/15/2027	861,000	804,010

		1,466,782

Hypermarkets & Super Centers-0.31%
Walmart, Inc.
4.15%, 09/09/2032(b)	1,406,000	1,330,476
4.50%, 09/09/2052	1,098,000	972,702

		2,303,178

Independent Power Producers & Energy Traders-0.31%
AES Corp. (The), 2.45%, 01/15/2031	170,000	128,272
Calpine Corp., 3.75%, 03/01/2031(b)(c)	833,000	684,502
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(c)	1,450,000	743,045
Vistra Corp., 7.00%(c)(d)(e)	796,000	712,615

		2,268,434

Industrial Conglomerates-0.55%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(c)	931,000	789,981
Honeywell International, Inc., 5.00%, 02/15/2033	3,287,000	3,251,837

		4,041,818

Industrial Machinery-0.04%
Flowserve Corp., 2.80%, 01/15/2032	374,000	268,688

Insurance Brokers-0.16%
Marsh & McLennan Cos., Inc., 6.25%, 11/01/2052	550,000	560,185
Willis North America, Inc., 4.65%, 06/15/2027	662,000	623,212

		1,183,397

Integrated Oil & Gas-0.94%
BP Capital Markets America, Inc., 3.06%, 06/17/2041	525,000	366,787
BP Capital Markets PLC (United Kingdom), 4.38%(d)(e)	431,000	405,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Integrated Oil & Gas-(continued)
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	$ 194,000	$174,421
Petroleos Mexicanos (Mexico)
8.75%, 06/02/2029	2,074,000	1,853,618
6.70%, 02/16/2032	1,323,000	1,002,715
Petronas Capital Ltd. (Malaysia)
2.48%, 01/28/2032(c)	452,000	360,633
3.40%, 04/28/2061(c)	1,716,000	1,067,010
Qatar Energy (Qatar), 3.30%, 07/12/2051(c)	1,070,000	728,873
SA Global Sukuk Ltd. (Saudi Arabia), 1.60%, 06/17/2026(c)	541,000	474,324
Shell International Finance B.V. (Netherlands), 3.00%, 11/26/2051	844,000	541,290

		6,975,350

Integrated Telecommunication Services-0.47%
AT&T, Inc.
4.42% (3 mo. USD LIBOR + 1.18%), 06/12/2024(f)	44,000	44,155
3.55%, 09/15/2055	95,000	60,388
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(c)(d)	1,870,000	1,570,898
IHS Holding Ltd. (Nigeria)
5.63%, 11/29/2026(c)	771,000	588,157
6.25%, 11/29/2028(c)	586,000	427,077
Level 3 Financing, Inc., 3.75%, 07/15/2029(c)	846,000	645,007
Verizon Communications, Inc.
3.88%, 02/08/2029(b)	112,000	101,510
3.55%, 03/22/2051	66,000	44,461

		3,481,653

Interactive Home Entertainment-0.41%
ROBLOX Corp., 3.88%, 05/01/2030(b)(c)	1,712,000	1,415,250
Take-Two Interactive Software, Inc., 4.00%, 04/14/2032(b)	668,000	575,042
WMG Acquisition Corp., 3.00%, 02/15/2031(b)(c)	1,333,000	1,042,953

		3,033,245

Interactive Media & Services-0.70%
Match Group Holdings II LLC
4.63%, 06/01/2028(c)	182,000	162,390
5.63%, 02/15/2029(b)(c)	321,000	284,931
Meta Platforms, Inc.
3.85%, 08/15/2032(c)	2,203,000	1,877,986
4.45%, 08/15/2052(c)	2,261,000	1,675,012
4.65%, 08/15/2062(c)	1,572,000	1,157,220

		5,157,539

Internet & Direct Marketing Retail-0.19%
Meituan (China), 2.13%, 10/28/2025(b)(c)	870,000	721,996
Prosus N.V. (China), 3.26%, 01/19/2027(c)	875,000	720,998

		1,442,994

	Principal Amount	Value
Internet Services & Infrastructure-0.37%
Twilio, Inc.
3.63%, 03/15/2029	$ 717,000	$593,160
3.88%, 03/15/2031(b)	714,000	583,470
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/2029(c)	1,819,000	1,524,156

		2,700,786

Investment Banking & Brokerage-2.18%
Charles Schwab Corp. (The)
3.92% (SOFR + 1.05%), 03/03/2027(f)	1,447,000	1,416,907
2.90%, 03/03/2032(b)	658,000	534,324
5.00%(b)(d)(e)	674,000	599,860
Goldman Sachs Group, Inc. (The)
3.49% (SOFR + 0.58%), 03/08/2024(f)	777,000	767,526
3.76% (SOFR + 0.70%), 01/24/2025(f)	1,004,000	987,180
3.71% (SOFR + 0.79%), 12/09/2026(f)	594,000	570,798
3.73% (SOFR + 0.81%), 03/09/2027(f)	1,058,000	1,004,653
3.98% (SOFR + 0.92%), 10/21/2027(f)	2,009,000	1,908,385
3.91% (SOFR + 1.12%), 02/24/2028(f)	494,000	471,640
3.62%, 03/15/2028(d)	1,389,000	1,252,478
4.48%, 08/23/2028(d)	1,029,000	956,245
2.62%, 04/22/2032(d)	127,000	97,054
2.65%, 10/21/2032(d)	541,000	407,990
3.21%, 04/22/2042(d)	134,000	89,125
3.44%, 02/24/2043(d)	474,000	323,451
Series V, 4.13%(b)(d)(e)	746,000	586,542
JAB Holdings B.V. (Austria), 4.50%, 04/08/2052(c)	5,471,000	3,386,105
Morgan Stanley
3.69% (SOFR + 0.63%), 01/24/2025(b)(f)	716,000	702,988
3.22%, 04/22/2042(d)	91,000	61,871

		16,125,122

IT Consulting & Other Services-0.06%
DXC Technology Co., 2.38%, 09/15/2028(b)	541,000	445,486

Leisure Products-0.36%
Brunswick Corp.
4.40%, 09/15/2032(b)	937,000	745,120
5.10%, 04/01/2052	2,833,000	1,881,119

		2,626,239

Life & Health Insurance-2.24%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027(b)	251,000	235,397
Athene Global Funding, 1.45%, 01/08/2026(c)	196,000	169,687
Athene Holding Ltd.
6.15%, 04/03/2030(b)	105,000	101,952
3.45%, 05/15/2052	668,000	389,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Life & Health Insurance-(continued)
Delaware Life Global Funding
Series 21-1, 2.66%, 06/29/2026(c)	$ 4,125,000	$3,616,935
Series 22-1, 3.31%, 03/10/2025(c)	2,375,000	2,203,247
F&G Global Funding, 0.90%, 09/20/2024(c)	973,000	884,257
GA Global Funding Trust
2.25%, 01/06/2027(c)	562,000	483,616
2.90%, 01/06/2032(c)	997,000	756,007
MAG Mutual Holding Co., 4.75%, 04/30/2041(g)	3,179,000	2,576,051
MetLife, Inc.
9.25%, 04/08/2038(c)	350,000	401,702
5.00%, 07/15/2052	404,000	351,863
Nationwide Financial Services, Inc., 3.90%, 11/30/2049(c)	69,000	45,119
Pacific Life Global Funding II
3.85% (SOFR + 0.80%), 03/30/2025(c)(f)	2,135,000	2,105,607
3.49% (SOFR + 0.62%), 06/04/2026(c)(f)	946,000	905,497
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(c)	114,000	68,556
Prudential Financial, Inc., 6.00%, 09/01/2052(b)(d)	1,328,000	1,212,206
Western & Southern Life Insurance Co. (The), 3.75%, 04/28/2061(c)	102,000	65,064

		16,572,146

Life Sciences Tools & Services-0.06%
Illumina, Inc., 2.55%, 03/23/2031	557,000	425,319

Managed Health Care-2.39%
Centene Corp., 2.50%, 03/01/2031(b)	3,272,000	2,520,847
Elevance Health, Inc.
5.50%, 10/15/2032	662,000	659,242
6.10%, 10/15/2052	472,000	479,937
Kaiser Foundation Hospitals
Series 2021, 2.81%, 06/01/2041	1,760,000	1,176,644
Series 2021, 3.00%, 06/01/2051	2,180,000	1,343,826
UnitedHealth Group, Inc.
3.70%, 05/15/2027(b)	741,000	700,454
5.25%, 02/15/2028(b)	1,534,000	1,537,681
4.00%, 05/15/2029	2,295,000	2,134,868
5.30%, 02/15/2030(b)	2,610,000	2,606,646
5.35%, 02/15/2033	2,243,000	2,249,740
5.88%, 02/15/2053(b)	1,121,000	1,142,778
6.05%, 02/15/2063(b)	1,030,000	1,056,404

		17,609,067

Metal & Glass Containers-0.03%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(c)	214,000	205,678

Movies & Entertainment-0.52%
Warnermedia Holdings, Inc.
5.05%, 03/15/2042(c)	1,614,000	1,180,104
5.14%, 03/15/2052(c)	2,000,000	1,400,154
5.39%, 03/15/2062(c)	1,767,000	1,228,857

		3,809,115

	Principal Amount	Value
Multi-line Insurance-0.20%
Allianz SE (Germany), 3.20%(c)(d)(e)	$ 629,000	$426,336
Boardwalk Pipelines L.P., 3.60%, 09/01/2032	1,319,000	1,046,168

		1,472,504

Multi-Utilities-1.23%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(d)	10,000,000	8,003,150
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	83,000	71,257
WEC Energy Group, Inc., 5.15%, 10/01/2027	1,018,000	1,003,852

		9,078,259

Office REITs-0.15%
Boston Properties L.P., 3.25%, 01/30/2031	62,000	49,419
Office Properties Income Trust
4.25%, 05/15/2024	630,000	572,250
4.50%, 02/01/2025	188,000	156,359
2.65%, 06/15/2026	69,000	50,344
2.40%, 02/01/2027	379,000	260,630

		1,089,002

Oil & Gas Equipment & Services-0.20%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(c)	728,000	709,334
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(c)	1,052,000	783,482

		1,492,816

Oil & Gas Exploration & Production-1.26%
Apache Corp., 7.75%, 12/15/2029	682,000	698,294
CNX Resources Corp., 7.38%, 01/15/2031(b)(c)	498,000	494,935
EQT Corp., 5.70%, 04/01/2028	578,000	563,082
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)
2.16%, 03/31/2034(c)	1,679,183	1,371,916
2.94%, 09/30/2040(c)	2,191,124	1,650,382
Gazprom PJSC Via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(c)(h)	2,242,000	1,244,310
Hilcorp Energy I L.P./Hilcorp Finance Co.
6.00%, 04/15/2030(c)	432,000	391,778
6.25%, 04/15/2032(b)(c)	414,000	380,259
Murphy Oil Corp., 6.38%, 07/15/2028(b)	592,000	577,662
Rockcliff Energy II LLC, 5.50%, 10/15/2029(c)	1,058,000	944,916
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(c)	1,278,000	968,309

		9,285,843

Oil & Gas Refining & Marketing-0.06%
Parkland Corp. (Canada), 4.50%, 10/01/2029(c)	497,000	419,498

Oil & Gas Storage & Transportation-2.02%
El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	359,000	395,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Enbridge, Inc. (Canada)
3.34% (SOFR + 0.63%), 02/16/2024(f)	$ 1,924,000	$1,903,091
7.38%, 01/15/2083(d)	1,790,000	1,686,936
7.63%, 01/15/2083(d)	1,357,000	1,299,444
Energy Transfer L.P.
5.50%, 06/01/2027	741,000	721,494
6.00%, 06/15/2048	12,000	10,081
Series 20Y, 5.80%, 06/15/2038	12,000	10,224
EQM Midstream Partners L.P., 7.50%, 06/01/2030(c)	270,000	262,939
Kinder Morgan, Inc.
7.80%, 08/01/2031	601,000	650,487
4.80%, 02/01/2033(b)	1,015,000	906,873
5.45%, 08/01/2052	2,124,000	1,793,688
Kinetik Holdings L.P., 5.88%, 06/15/2030(c)	859,000	809,144
MPLX L.P., 4.95%, 03/14/2052(b)	1,079,000	830,971
NGPL PipeCo LLC, 7.77%, 12/15/2037(c)	668,000	666,312
Targa Resources Corp.
5.20%, 07/01/2027	765,000	736,623
6.25%, 07/01/2052	867,000	771,480
Venture Global Calcasieu Pass LLC, 3.88%, 11/01/2033(c)	1,125,000	904,978
Williams Cos., Inc. (The), 2.60%, 03/15/2031(b)	748,000	586,202

		14,946,835

Other Diversified Financial Services-1.02%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
4.50%, 09/15/2023	442,000	434,204
1.75%, 01/30/2026	756,000	644,030
AMC East Communities LLC, 6.01%, 01/15/2053(c)	185,917	169,805
Avolon Holdings Funding Ltd. (Ireland), 4.25%, 04/15/2026(c)	121,000	105,836
Corebridge Financial, Inc.
4.40%, 04/05/2052(c)	477,000	347,935
6.88%, 12/15/2052(c)(d)	1,665,000	1,493,854
Jackson Financial, Inc.
5.17%, 06/08/2027(b)	576,000	550,654
5.67%, 06/08/2032(b)	661,000	601,719
Mid-Atlantic Military Family Communities LLC, 5.30%, 08/01/2050(c)	219,955	178,952
Pacific Beacon LLC
5.38%, 07/15/2026(c)	57,683	56,961
5.51%, 07/15/2036(c)	500,000	470,716
Pershing Square Holdings Ltd.
3.25%, 11/15/2030(c)	1,000,000	766,605
3.25%, 10/01/2031(c)	2,300,000	1,683,163

		7,504,434

	Principal Amount	Value
Packaged Foods & Meats-0.33%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.63%, 01/15/2032(b)(c)	$ 724,000	$563,963
Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(c)	2,418,000	1,840,557

		2,404,520

Paper Packaging-0.12%
Berry Global, Inc.
4.88%, 07/15/2026(c)	497,000	468,077
1.65%, 01/15/2027	541,000	446,148

		914,225

Pharmaceuticals-0.08%
AdaptHealth LLC, 4.63%, 08/01/2029(c)	334,000	282,198
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	524,000	314,240

		596,438

Property & Casualty Insurance-0.45%
Fairfax Financial Holdings Ltd. (Canada)
3.38%, 03/03/2031	250,000	195,197
5.63%, 08/16/2032(c)	1,654,000	1,504,604
First American Financial Corp., 4.30%, 02/01/2023	72,000	71,752
Liberty Mutual Group, Inc., 5.50%, 06/15/2052(c)	854,000	701,613
Progressive Corp. (The), 2.50%, 03/15/2027	409,000	365,254
Stewart Information Services Corp., 3.60%, 11/15/2031	623,000	468,610

		3,307,030

Railroads-1.63%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	719,000	650,425
CSX Corp.
4.10%, 11/15/2032(b)	1,691,000	1,522,278
6.15%, 05/01/2037	1,884,000	1,928,444
4.50%, 11/15/2052	1,691,000	1,380,359
Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(c)	976,000	595,643
Norfolk Southern Corp., 4.55%, 06/01/2053	519,000	421,368
Union Pacific Corp.
4.50%, 01/20/2033(b)	2,026,000	1,910,675
4.95%, 09/09/2052(b)	2,000,000	1,795,473
5.15%, 01/20/2063	2,047,000	1,827,538

		12,032,203

Real Estate Development-0.19%
Agile Group Holdings Ltd. (China)
5.75%, 01/02/2025(c)	208,000	50,299
5.50%, 04/21/2025(c)	874,000	185,397
6.05%, 10/13/2025(b)(c)	488,000	96,153
5.50%, 05/17/2026(c)	425,000	82,427
Essential Properties L.P., 2.95%, 07/15/2031	358,000	254,763
Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(c)	962,000	443,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Real Estate Development-(continued)
Logan Group Co. Ltd. (China)
4.25%, 07/12/2025(b)(c)	$ 725,000	$59,128
4.50%, 01/13/2028(b)(c)	250,000	21,371
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	96,000	72,618
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)	730,000	129,831

		1,394,988

Regional Banks-2.74%
Citizens Financial Group, Inc.
4.30%, 12/03/2025	773,000	736,629
2.50%, 02/06/2030	95,000	73,468
5.64%, 05/21/2037(d)	986,000	893,449
Series G, 4.00%(d)(e)	1,481,000	1,177,038
Fifth Third Bancorp
2.55%, 05/05/2027	66,000	57,610
6.36%, 10/27/2028(b)(d)	1,264,000	1,269,916
4.77%, 07/28/2030(d)	1,465,000	1,344,767
4.34%, 04/25/2033(b)(d)	734,000	636,852
Huntington Bancshares, Inc.
4.44%, 08/04/2028(d)	794,000	740,170
2.49%, 08/15/2036(d)	311,000	215,992
KeyCorp, 4.79%, 06/01/2033(b)(d)	464,000	419,893
PNC Financial Services Group, Inc. (The)
4.63%, 06/06/2033(b)(d)	1,602,000	1,417,691
6.04%, 10/28/2033(d)	1,486,000	1,491,487
Series U, 6.00%(b)(d)(e)	1,371,000	1,275,030
Series V, 6.20%(d)(e)	1,817,000	1,725,605
SVB Financial Group
Series D, 4.25%(d)(e)	2,008,000	1,344,916
Series E, 4.70%(d)(e)	1,348,000	906,530
Truist Financial Corp.
4.12%, 06/06/2028(b)(d)	890,000	823,613
4.92%, 07/28/2033(b)(d)	2,472,000	2,202,668
6.12%, 10/28/2033(d)	1,463,000	1,464,069

		20,217,393

Reinsurance-0.19%
Global Atlantic Fin Co.
4.40%, 10/15/2029(c)	221,000	181,255
4.70%, 10/15/2051(c)(d)	1,648,000	1,218,556

		1,399,811

Renewable Electricity-0.18%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(c)	1,198,000	904,490
NSTAR Electric Co., 4.55%, 06/01/2052	535,000	449,214

		1,353,704

Residential REITs-0.21%
American Homes 4 Rent L.P.
2.38%, 07/15/2031	86,000	63,454
3.63%, 04/15/2032(b)	832,000	670,318
Invitation Homes Operating Partnership L.P.
2.30%, 11/15/2028	166,000	132,221
2.70%, 01/15/2034	536,000	370,739

	Principal
	Amount	Value
Residential REITs-(continued)
Mid-America Apartments L.P., 2.88%, 09/15/2051	$ 93,000	$53,722
Spirit Realty L.P.
2.10%, 03/15/2028	128,000	100,777
2.70%, 02/15/2032	114,000	80,636
Sun Communities Operating L.P., 2.70%, 07/15/2031	107,000	78,800

		1,550,667

Restaurants-0.68%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(c)	746,000	605,453
Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(c)	1,565,000	1,442,038
McDonald’s Corp., 5.15%, 09/09/2052(b)	1,805,000	1,620,244
Starbucks Corp., 3.00%, 02/14/2032(b)	1,594,000	1,319,514

		4,987,249

Retail REITs-0.27%
Agree L.P.
2.00%, 06/15/2028	139,000	110,843
4.80%, 10/01/2032	739,000	650,163
Kimco Realty Corp., 2.70%, 10/01/2030	71,000	55,938
Kite Realty Group Trust, 4.75%, 09/15/2030	96,000	82,038
Realty Income Corp.
2.20%, 06/15/2028	97,000	80,408
5.63%, 10/13/2032	1,021,000	998,447

		1,977,837

Semiconductor Equipment-0.18%
Entegris Escrow Corp., 5.95%, 06/15/2030(c)	855,000	783,152
KLA Corp., 4.95%, 07/15/2052	642,000	557,738

		1,340,890

Semiconductors-0.03%
Broadcom, Inc., 3.19%, 11/15/2036(c)	182,000	123,881
Micron Technology, Inc.
4.98%, 02/06/2026(b)	10,000	9,726
4.19%, 02/15/2027	56,000	51,991
Skyworks Solutions, Inc., 1.80%, 06/01/2026	59,000	50,357

		235,955

Soft Drinks-0.44%
Coca-Cola Icecek A.S. (Turkey), 4.50%, 01/20/2029(c)	2,973,000	2,396,684
PepsiCo, Inc.
3.60%, 02/18/2028	496,000	467,020
3.90%, 07/18/2032(b)	411,000	380,644

		3,244,348

Sovereign Debt-2.86%
Airport Authority (Hong Kong), 3.25%, 01/12/2052(c)	1,971,000	1,290,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Sovereign Debt-(continued)
Bahamas Government International Bond (Bahamas), 9.00%, 06/16/2029(c)	$2,993,000	$2,170,813
Bermuda Government International Bond (Bermuda), 5.00%, 07/15/2032(c)	1,163,000	1,080,468
China Government International Bond (China), 2.50%, 10/26/2051(c)	4,821,000	3,060,674
Dominican Republic International Bond (Dominican Republic), 5.30%, 01/21/2041(c)	560,000	387,974
Egypt Government International Bond (Egypt)
5.25%, 10/06/2025(c)	519,000	433,518
5.88%, 02/16/2031(c)	689,000	426,512
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(c)	1,119,000	329,490
Guatemala Government Bond (Guatemala), 3.70%, 10/07/2033(b)(c)	3,623,000	2,757,863
Indonesia Government International Bond (Indonesia), 3.20%, 09/23/2061(b)	1,160,000	714,922
Mexico Government International Bond (Mexico)
3.50%, 02/12/2034	1,645,000	1,267,403
4.40%, 02/12/2052	2,256,000	1,559,775
Morocco Government International Bond (Morocco), 4.00%, 12/15/2050(c)	365,000	217,168
Oman Government International Bond (Oman), 6.25%, 01/25/2031(c)	795,000	759,821
Paraguay Government International Bond (Paraguay), 5.40%, 03/30/2050(c)	1,200,000	927,434
Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(c)	1,886,000	1,285,034
Qatar Government International Bond (Qatar), 3.38%, 03/14/2024(c)	200,000	196,396
UAE International Government Bond (United Arab Emirates)
2.00%, 10/19/2031(c)	733,000	583,200
2.88%, 10/19/2041(c)	1,108,000	783,705
3.25%, 10/19/2061(c)	1,390,000	918,234

		21,150,902

Specialized Finance-0.67%
Blackstone Private Credit Fund
1.75%, 09/15/2024	470,000	429,977
7.05%, 09/29/2025(b)(c)	915,000	907,242
IP Lending VII Ltd. (Bermuda), Series 2022-7A, Class SNR, 8.00%, 10/11/2027(c)	2,746,000	2,746,000
Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)(c)	894,000	852,545

		4,935,764

Specialized REITs-0.74%
American Tower Corp.
2.70%, 04/15/2031(b)	383,000	298,760
4.05%, 03/15/2032(b)	431,000	368,712

	Principal Amount	Value
Specialized REITs-(continued)
EPR Properties
4.75%, 12/15/2026	$307,000	$264,548
3.60%, 11/15/2031	644,000	435,012
Prologis L.P.
2.88%, 11/15/2029	559,000	468,269
4.63%, 01/15/2033(b)	1,992,000	1,846,596
SBA Communications Corp.
3.88%, 02/15/2027	1,190,000	1,076,206
3.13%, 02/01/2029	892,000	724,112

		5,482,215

Specialty Chemicals-0.77%
Braskem Idesa S.A.P.I. (Mexico)
7.45%, 11/15/2029(c)	289,000	221,800
6.99%, 02/20/2032(c)	2,162,000	1,451,340
Sasol Financing USA LLC (South Africa)
4.38%, 09/18/2026	1,785,000	1,567,346
5.50%, 03/18/2031	3,250,000	2,452,515

		5,693,001

Systems Software-0.16%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(b)	1,409,000	1,191,152

Technology Hardware, Storage & Peripherals-0.25%
Apple, Inc.
3.35%, 08/08/2032(b)	1,713,000	1,510,779
2.80%, 02/08/2061	556,000	328,840

		1,839,619

Trading Companies & Distributors-0.15%
Aircastle Ltd., 4.40%, 09/25/2023	99,000	96,788
GATX Corp., 4.90%, 03/15/2033(b)	1,147,000	1,020,365

		1,117,153

Trucking-0.66%
Aviation Capital Group LLC, 4.13%, 08/01/2025(c)	25,000	22,794
Ryder System, Inc., 4.30%, 06/15/2027(b)	489,000	458,303
SMBC Aviation Capital Finance DAC (Ireland), 1.90%, 10/15/2026(b)(c)	644,000	534,623
Triton Container International Ltd. (Bermuda)
2.05%, 04/15/2026(c)	742,000	627,056
3.15%, 06/15/2031(c)	2,283,000	1,684,447
Uber Technologies, Inc., 4.50%, 08/15/2029(b)(c)	1,800,000	1,549,665

		4,876,888

Wireless Telecommunication Services-1.01%
America Movil S.A.B. de C.V. (Mexico), 5.38%, 04/04/2032(c)	1,888,000	1,604,243
Rogers Communications, Inc. (Canada), 4.55%, 03/15/2052(c)	983,000	758,708
T-Mobile USA, Inc.
2.25%, 02/15/2026	687,000	619,392
2.63%, 04/15/2026	700,000	632,744
3.40%, 10/15/2052	1,317,000	853,586
5.65%, 01/15/2053	852,000	784,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Wireless Telecommunication Services-(continued)
VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(c)	$556,000	$297,460
Vodafone Group PLC (United Kingdom)
3.25%, 06/04/2081(d)	691,000	555,170
4.13%, 06/04/2081(d)	882,000	627,764
5.13%, 06/04/2081(d)	1,011,000	701,027

		7,434,847

Total U.S. Dollar Denominated Bonds & Notes (Cost $560,188,698)		473,009,533

Asset-Backed Securities-25.95%
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(c)	4,460,000	3,753,007
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059(c)(i)	87,257	81,121
Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(i)	280,768	253,806
Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(i)	343,852	302,036
Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(i)	1,358,145	1,041,077
Series 2022-1, Class A1, 2.88%, 12/25/2066(c)(j)	2,784,897	2,365,299
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2017-2A, Class AR2, 5.54% (3 mo. USD LIBOR + 1.18%), 07/25/2034(c)(f)	3,000,000	2,877,459
Bayview MSR Opportunity Master Fund Trust
Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(i)	1,805,846	1,452,562
Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(i)	1,805,846	1,397,651
Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(i)	1,720,795	1,476,506
Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(i)	2,021,673	1,633,616
Series 2021-5, Class A2, 2.50%, 11/25/2051(c)(i)	2,466,896	1,909,898
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class 2A, 3.73% (1 mo. USD LIBOR + 0.14%), 11/25/2036(f)	147,071	141,604
Benchmark Mortgage Trust
Series 2018-B3, Class C, 4.54%, 04/10/2051(i)	2,500,000	2,146,366
Series 2019-B14, Class A5, 3.05%, 12/15/2062	2,000,000	1,691,615
Series 2019-B14, Class C, 3.77%, 12/15/2062(i)	930,000	724,660
Series 2019-B15, Class B, 3.56%, 12/15/2072	2,000,000	1,603,470
Series 2019-B9, Class C, 4.97%, 03/15/2052(i)	3,369,000	2,876,181
Series 2020-B17, Class C, 3.37%, 03/15/2053(i)	3,000,000	2,241,803

	Principal Amount	Value
BRAVO Residential Funding Trust
Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(i)	$488,745	$460,748
Series 2021-NQM2, Class A2, 1.28%, 03/25/2060(c)(i)	1,605,012	1,514,781
BX Commercial Mortgage Trust
Series 2021-ACNT, Class A, 4.26% (1 mo. USD LIBOR + 0.85%), 11/15/2038(c)(f)	1,135,000	1,083,664
Series 2021-VOLT, Class C, 4.51% (1 mo. USD LIBOR + 1.10%), 09/15/2036(c)(f)	3,005,000	2,779,664
Series 2021-VOLT, Class D, 5.06% (1 mo. USD LIBOR + 1.65%), 09/15/2036(c)(f)	8,799,000	8,164,136
Series 2021-XL2, Class B, 4.41% (1 mo. USD LIBOR + 1.00%), 10/15/2038(c)(f)	732,105	684,344
BX Trust
Series 2021-LGCY, Class B, 4.27% (1 mo. USD LIBOR + 0.86%), 10/15/2023(c)(f)	10,000,000	9,350,253
Series 2022-LBA6, Class A, 4.38% (1 mo. Term SOFR + 1.00%), 01/15/2039(c)(f)	2,085,000	1,985,042
Series 2022-LBA6, Class B, 4.68% (1 mo. Term SOFR + 1.30%), 01/15/2039(c)(f)	1,285,000	1,211,975
Series 2022-LBA6, Class C, 4.98% (1 mo. Term SOFR + 1.60%), 01/15/2039(c)(f)	690,000	644,007
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(i)	91,295	80,736
CIFC Funding Ltd. (Cayman Islands)
Series 2014-5A, Class A1R2, 5.28% (3 mo. USD LIBOR + 1.20%), 10/17/2031(c)(f)	1,281,000	1,253,821
Series 2016-1A, Class ARR, 5.36% (3 mo. USD LIBOR + 1.08%), 10/21/2031(c)(f)	957,000	923,319
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class D, 4.41%, 04/10/2046(c)(i)	1,650,000	1,571,946
Series 2014-GC23, Class B, 4.18%, 07/10/2047(i)	184,000	174,622
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(i)	1,850,308	1,437,136
COLT Mortgage Loan Trust
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(i)	23,603	23,110
Series 2022-1, Class A1, 2.28%, 12/27/2066(c)(i)	1,619,256	1,333,132
Series 2022-2, Class A1, 2.99%, 02/25/2067(c)(j)	1,689,073	1,426,826
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(j)	89,614	88,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Credit Suisse Mortgage Capital Trust
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(i)	$561,949	$513,154
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(i)	288,125	243,983
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(c)(i)	2,246,619	2,028,630
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(c)(i)	1,160,000	927,423
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	1,459,000	1,181,270
Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(c)	1,945,000	1,626,541
Dryden 93 CLO Ltd. (Cayman Islands), Series 2021-93A, Class A1A, 5.16% (3 mo. USD LIBOR + 1.08%), 01/15/2034(c)(f)	532,495	513,705
DT Auto Owner Trust, Series 2019-3A, Class D, 2.96%, 04/15/2025(c)	188,515	185,445
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(c)(i)	233,715	220,703
Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(i)	39,916	38,581
Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(i)	336,593	264,557
Series 2022-1, Class A1, 2.21%, 01/25/2067(c)(i)	1,480,096	1,178,214
Extended Stay America Trust, Series 2021-ESH, Class B, 4.79% (1 mo. USD LIBOR + 1.38%), 07/15/2038(c)(f)	678,454	645,140
Flagstar Mortgage Trust
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(i)	3,084,191	2,631,909
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(i)	1,121,799	957,292
FREMF Mortgage Trust, Series 2013- K29, Class X2A, IO, 0.13%, 05/25/2046(c)(k)	22,958,452	3,963
GCAT Trust, Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(i)	326,209	303,473
GoldenTree Loan Management US CLO 1 Ltd. (Cayman Islands), Series 2021-9A, Class A, 5.31% (3 mo. USD LIBOR + 1.07%), 01/20/2033(c)(f)	4,000,000	3,866,660
GoldenTree Loan Management US CLO 2 Ltd. (Cayman Islands), Series 2017-2A, Class AR, 5.15% (3 mo. USD LIBOR + 0.91%), 11/20/2030(c)(f)	2,362,000	2,306,687
GoldenTree Loan Management US CLO 5 Ltd. (Cayman Islands), Series 2019-5A, Class AR, 5.31% (3 mo. USD LIBOR + 1.07%), 10/20/2032(c)(f)	5,000,000	4,822,285

	Principal Amount	Value
Golub Capital Partners CLO 40(A) Ltd. (Cayman Islands), Series 2019-40A, Class AR, 5.45% (3 mo. USD LIBOR + 1.09%), 01/25/2032(c)(f)	$8,000,000	$7,741,792
GS Mortgage Securities Trust
Series 2013-GC14, Class B, 4.72%, 08/10/2046(c)(i)	325,000	314,650
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	1,560,000	1,292,152
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	1,530,000	1,223,641
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(i)	4,290,992	3,686,949
Hertz Vehicle Financing III L.P.
Series 2021-2A, Class A, 1.68%, 12/27/2027(c)	539,000	455,295
Series 2021-2A, Class B, 2.12%, 12/27/2027(c)	286,000	240,726
Hertz Vehicle Financing LLC
Series 2021-1A, Class A, 1.21%, 12/26/2025(c)	394,000	358,270
Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	175,000	159,367
IP Lending III Ltd. (Cayman Islands), Series 2022-3A, Class SNR, 3.38%, 11/02/2026(c)(g)	1,474,000	1,313,186
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(c)(i)	2,504,707	1,931,702
JPMDB Commercial Mortgage Securities Trust
Series 2020-COR7, Class A5, 2.18%, 05/13/2053	3,000,000	2,325,254
Series 2020-COR7, Class C, 3.72%, 05/13/2053(i)	2,908,000	2,200,264
KKR CLO 30 Ltd. (Cayman Islands), Series 30A, Class A1R, 5.10% (3 mo. USD LIBOR + 1.02%), 10/17/2031(c)(f)	5,000,000	4,870,255
Life Mortgage Trust
Series 2021-BMR, Class A, 4.11% (1 mo. USD LIBOR + 0.70%), 03/15/2038(c)(f)	1,798,835	1,722,107
Series 2021-BMR, Class B, 4.29% (1 mo. USD LIBOR + 0.88%), 03/15/2038(c)(f)	1,213,968	1,144,315
Series 2021-BMR, Class C, 4.51% (1 mo. USD LIBOR + 1.10%), 03/15/2038(c)(f)	491,485	462,376
Med Trust
Series 2021-MDLN, Class A, 4.36% (1 mo. USD LIBOR + 0.95%), 11/15/2038(c)(f)	1,360,000	1,297,907
Series 2021-MDLN, Class B, 4.86% (1 mo. USD LIBOR + 1.45%), 11/15/2038(c)(f)	2,204,000	2,093,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Mello Mortgage Capital Acceptance Trust
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(i)	$1,109,631	$946,909
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(i)	1,169,059	997,623
MFA Trust
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(c)(i)	1,358,050	1,054,799
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(c)(i)	1,645,073	1,412,024
Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(i)	4,573,137	3,635,138
MHP Commercial Mortgage Trust
Series 2021-STOR, Class A, 4.11% (1 mo. USD LIBOR + 0.70%), 07/15/2038(c)(f)	815,000	774,138
Series 2021-STOR, Class B, 4.31% (1 mo. USD LIBOR + 0.90%), 07/15/2038(c)(f)	615,000	581,579
MMAF Equipment Finance LLC, Series 2020-A, Class A5, 1.56%, 10/09/2042(c)	1,500,000	1,271,770
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class B, 4.53%, 10/15/2048(i)	1,032,000	963,489
Morgan Stanley Capital I Trust, Series 2019-L3, Class AS, 3.49%, 11/15/2052	1,580,000	1,339,757
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman Islands), Series 2021-40A, Class A, 5.14% (3 mo. USD LIBOR + 1.06%), 04/16/2033(c)(f)	1,023,000	992,435
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(i)	174,584	158,021
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(i)	566,400	503,367
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(c)(i)	1,579,317	1,347,022
OBX Trust
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(c)(i)	1,865,711	1,493,104
Series 2022-NQM2, Class A1, 2.94%, 01/25/2062(c)(i)	2,414,757	2,064,290
Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(c)(j)	1,567,589	1,389,487
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(c)(j)	1,415,000	1,105,202
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(i)	1,244,242	1,069,393
OCP CLO Ltd. (Cayman Islands)
Series 2017-13A, Class A1AR, 5.04% (3 mo. USD LIBOR + 0.96%), 07/15/2030(c)(f)	3,000,000	2,930,556
Series 2020-8RA, Class A1, 5.30% (3 mo. USD LIBOR + 1.22%), 01/17/2032(c)(f)	1,730,000	1,686,617

	Principal Amount	Value
Octagon Investment Partners 31 LLC (Cayman Islands), Series 2017-1A, Class AR, 5.29% (3 mo. USD LIBOR + 1.05%), 07/20/2030(c)(f)	$4,000,000	$3,915,204
Octagon Investment Partners 49 Ltd. (Cayman Islands), Series 2020-5A, Class A1, 5.30% (3 mo. USD LIBOR + 1.22%), 01/15/2033(c)(f)	3,000,000	2,921,187
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(c)	457,000	365,026
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(i)	2,019,190	1,575,610
PPM CLO 3 Ltd. (United Kingdom), Series 2019-3A, Class AR, 5.17% (3 mo. USD LIBOR + 1.09%), 04/17/2034(c)(f)	250,000	238,046
Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(c)	869,157	786,647
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 4.02% (3 mo. USD LIBOR + 1.04%), 02/20/2030(c)(f)	646,548	635,778
Residential Mortgage Loan Trust
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(i)	19,220	18,630
Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(i)	67,433	63,813
SG Residential Mortgage Trust, Series 2022-1, Class A1, 3.17%, 03/27/2062(c)(i)	2,762,924	2,396,374
Sonic Capital LLC
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(c)	1,592,727	1,411,258
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	1,820,067	1,427,435
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(c)	1,859,633	1,300,420
STAR Trust
Series 2021-1, Class A1, 1.22%, 05/25/2065(c)(i)	1,098,313	1,015,935
Series 2021-SFR1, Class B, 4.16% (1 mo. USD LIBOR + 0.75%), 04/17/2038(c)(f)	475,000	450,719
Series 2021-SFR1, Class C, 4.46% (1 mo. USD LIBOR + 1.05%), 04/17/2038(c)(f)	1,125,000	1,071,187
Series 2021-SFR1, Class D, 4.71% (1 mo. USD LIBOR + 1.30%), 04/17/2038(c)(f)	1,665,000	1,576,193
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(i)	16,051	15,918
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(i)	676,876	623,877
Series 2021-6, Class A1, 1.92%, 11/25/2066(c)(i)	2,643,006	2,069,115
Series 2022-1, Class A1, 2.45%, 12/25/2066(c)(i)	1,979,812	1,607,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal Amount	Value
Store Master Funding I-VII, Series 2016- 1A, Class A2, 4.32%, 10/20/2046(c)	$446,916	$412,210
Taco Bell Funding LLC, Series 2016-1A, Class A23, 4.97%, 05/25/2046(c)	142,125	135,196
Textainer Marine Containers VII Ltd. (China), Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	1,416,800	1,186,892
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(c)	1,094,751	888,182
Verus Securitization Trust
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(i)	52,104	50,814
Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(i)	1,130,926	879,632
Series 2021-2, Class A1, 1.03%, 02/25/2066(c)(i)	1,474,818	1,188,434
Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(i)	1,986,810	1,597,856
Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(i)	983,951	894,972
Series 2022-1, Class A1, 2.72%, 01/25/2067(c)(j)	1,538,082	1,261,378
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	253,066	232,355
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class XA, IO, 1.42%, 01/15/2059(l)	1,442,646	48,671
Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.08%, 06/15/2049(c)	456,250	396,983
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class B, 4.39%, 10/15/2057(i)	307,000	291,229
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	4,246,250	3,387,559

Total Asset-Backed Securities (Cost $220,370,560)		191,509,689

U.S. Government Sponsored Agency Mortgage-Backed Securities-22.23%
Collateralized Mortgage Obligations-0.63%
Freddie Mac Military Housing Bonds Resecuritization Trust Ctfs., Series 2015-R1, Class B1, 5.25%, 11/25/2055(c)(i)	919,984	859,038
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series 2013-K026, Class X1, IO, 0.88%, 11/25/2022(l)	575,927	6
Series 2013-K035, Class X1, IO, 0.32%, 08/25/2023(l)	7,520,824	15,932
Series 2014-K036, Class X1, IO, 0.77%, 10/25/2023(l)	5,512,365	27,194
Series 2014-K037, Class X1, IO, 0.91%, 01/25/2024(l)	5,848,897	49,335
Series 2015-K042, Class X1, IO, 1.02%, 12/25/2024(l)	4,136,590	70,471
Series 2017-K066, Class AM, 3.20%, 06/25/2027	250,000	231,627

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Series 2017-KGX1, Class AFX, 3.00%, 10/25/2027	$1,000,000	$918,840
Series 2018-K074, Class AM, 3.60%, 02/25/2028	1,000,000	937,812
Series 2018-K154, Class A3, 3.46%, 11/25/2032	1,000,000	883,471
Series K038, Class X1, IO, 1.08%, 03/25/2024(l)	3,864,621	42,675
Seasoned Credit Risk Transfer Trust
Series 2017-3, Class HT, 3.25%, 07/25/2056(j)	275,319	245,384
Series 2017-4, Class HT, 3.25%, 06/25/2057(j)	426,983	385,493

		4,667,278

Federal Home Loan Mortgage Corp. (FHLMC)-0.37%
0.00%, 12/14/2029(m)	150,000	109,929
3.55%, 10/01/2033	469,118	411,257
3.00%, 10/01/2034	274,968	253,895
4.00%, 11/01/2048 to 07/01/2049	282,131	261,601
3.50%, 08/01/2049	1,890,773	1,688,250

		2,724,932

Federal National Mortgage Association (FNMA)-1.28%
2.82%, 10/01/2029	491,491	437,525
2.90%, 11/01/2029	500,000	445,195
3.08%, 10/01/2032	750,000	645,673
3.24%, 11/01/2032	456,750	402,289
3.31%, 01/01/2033	1,000,000	879,667
2.50%, 10/01/2034 to 12/01/2034	2,389,247	2,166,518
3.50%, 05/01/2047 to 06/01/2047	1,760,641	1,588,310
4.00%, 11/01/2047	78,661	73,345
3.00%, 09/01/2049 to 10/01/2049	3,254,240	2,798,553

		9,437,075

Government National Mortgage Association (GNMA)-1.37%
4.00%, 07/20/2049	48,766	45,218
TBA, 2.00%, 11/01/2052(n)	6,645,000	5,460,581
TBA, 2.50%, 11/01/2052(n)	5,400,000	4,575,656

		10,081,455

Uniform Mortgage-Backed Securities-18.58%
TBA, 1.50%, 11/01/2037(n)	8,760,000	7,460,251
TBA, 2.00%, 11/01/2037 to 11/01/2052(n)	30,491,850	24,478,453
TBA, 2.50%, 11/01/2052(n)	17,400,000	14,259,844
TBA, 4.00%, 11/01/2052(n)	9,249,000	8,419,480
TBA, 4.50%, 11/01/2052(n)	9,249,000	8,679,970
TBA, 5.00%, 11/01/2052(n)	23,000,000	22,162,656
TBA, 5.50%, 11/01/2052(n)	30,000,000	29,568,750
TBA, 6.00%, 11/01/2052(n)	22,000,000	22,113,438

		137,142,842

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $167,581,049)		164,053,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal
	Amount	Value
U.S. Treasury Securities-1.44%
U.S. Treasury Bills-0.24%(o)
1.46%, 11/17/2022(l)(p)	$1,138,000	$1,136,566
4.15%, 03/09/2023(p)	654,000	644,273

		1,780,839

U.S. Treasury Bonds-0.56%
3.38%, 08/15/2042	2,664,000	2,290,624
2.88%, 05/15/2052	2,411,800	1,862,738

		4,153,362

U.S. Treasury Notes-0.64%
4.38%, 10/31/2024	641,700	640,221
4.25%, 10/15/2025	230,200	228,905
4.13%, 10/31/2027	2,289,900	2,277,377
4.00%, 10/31/2029	1,400,300	1,386,844
2.75%, 08/15/2032	190,600	170,394

		4,703,741

Total U.S. Treasury Securities (Cost $10,851,658)		10,637,942

Agency Credit Risk Transfer Notes-0.91%
Fannie Mae Connecticut Avenue Securities
Series 2019-R03, Class 1M2, 5.74% (1 mo. USD LIBOR + 2.15%), 09/25/2031(c)(f)(q)	14,977	14,941
Series 2019-R06, Class 2M2, 5.69% (1 mo. USD LIBOR + 2.10%), 09/25/2039(c)(f)(q)	5,438	5,424
Series 2022-R03, Class 1M1, 5.10% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(f)(q)	2,464,195	2,431,998
Series 2022-R04, Class 1M1, 5.00% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(f)(q)	1,225,743	1,205,635
Freddie Mac
Series 2020-DNA5, Class M2, STACR® , 5.80% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(f)(r)	393,980	394,129
Series 2022-DNA3, Class M1A, STACR® , 5.00% (30 Day Average SOFR + 2.00%), 04/25/2042(c)(f)(r)	1,745,197	1,711,469
Series 2022-HQA3, Class M1, STACR® , 5.30% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(f)(r)	990,488	985,663

Total Agency Credit Risk Transfer Notes (Cost $6,840,712)		6,749,259

Municipal Obligations-0.41%
California (State of) Health Facilities Financing Authority (Social Bonds)
Series 2022, RB, 4.19%, 06/01/2037	735,000	620,786
Series 2022, RB, 4.35%, 06/01/2041	590,000	485,043

	Principal
	Amount		Value
California State University
Series 2021 B, Ref. RB, 2.72%, 11/01/2052		$695,000	$402,969
Series 2021 B, Ref. RB, 2.94%, 11/01/2052		1,040,000	642,241
Illinois (State of), Series 2010-1, GO Bonds, (INS - AGM), 6.63%, 02/01/2035(s)		200,000	206,676
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB, 6.57%, 07/01/2045		255,000	285,046
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041		580,000	369,045

Total Municipal Obligations(t) (Cost $4,228,803)			3,011,806

	Shares
Preferred Stocks-0.37%
Diversified Banks-0.26%
Citigroup, Inc.
Series U, Pfd., 5.00%(b)(d)		1,196,000	1,067,071
Series W, Pfd., 4.00%(d)		691,000	584,586
Wells Fargo & Co., Class A, Series L, Conv. Pfd., 7.50%		232	270,403

			1,922,060

Integrated Telecommunication Services-0.06%
AT&T, Inc., Series B, Pfd., 2.88%(d)		500,000	442,747

Life & Health Insurance-0.02%
MetLife, Inc., Series G, Pfd., 3.85%(b)(d)		127,000	111,917

Other Diversified Financial Services-0.03%
Equitable Holdings, Inc., Series B, Pfd., 4.95%(b)(d)		269,000	250,843

Total Preferred Stocks (Cost $3,134,872)			2,727,567

	Principal Amount
U.S. Government Sponsored Agency Securities-0.33%
Fannie Mae STRIPS
0.00%, 05/15/2029(m)		$450,000	333,158
0.00%, 01/15/2030(b)(m)		1,300,000	957,313
0.00%, 05/15/2030(m)		850,000	606,286
Freddie Mac STRIPS, 0.00%, 09/15/2030(m)		350,000	247,273
Tennessee Valley Authority
5.38%, 04/01/2056		100,000	99,173
4.25%, 09/15/2065		250,000	210,272

Total U.S. Government Sponsored Agency Securities (Cost $2,475,091)			2,453,475

Non-U.S. Dollar Denominated Bonds & Notes-0.02%(u)
Movies & Entertainment-0.01%
Netflix, Inc., 3.88%, 11/15/2029(c)	EUR	100,000	92,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

	Principal
	Amount		Value
Sovereign Debt-0.01%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(c)(h)	EUR	309,000	$47,034

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $454,258)			139,116

	Shares
Options Purchased-0.03%
(Cost $584,630)†			251,030

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-115.77% (Cost $976,710,331)			854,542,999

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.30%
Invesco Private Government Fund, 3.18%(v)(w)(x)		23,693,081	23,693,081

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
CLO	-Collateralized Loan Obligation
Conv.	-Convertible
Ctfs.	-Certificates
EUR	-Euro
GO	-General Obligation
INS	-Insurer
IO	-Interest Only
LIBOR	-London Interbank Offered Rate
Pfd.	-Preferred
RB	-Revenue Bonds
Ref.	-Refunding
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
STRIPS	-Separately Traded Registered Interest and Principal Security
TBA	-To Be Announced
USD	-U.S. Dollar

	Principal
	Amount	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 3.28%(v)(w)(x)	59,702,935	$59,702,935

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $83,396,651)		83,396,016

TOTAL INVESTMENTS IN SECURITIES-127.07% (Cost $1,060,106,982)		937,939,015
OTHER ASSETS LESS LIABILITIES-(27.07)%		(199,825,575)

NET ASSETS-100.00%		$738,113,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $358,072,702, which represented 48.51% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2022 was $1,291,344, which represented less than 1% of the Fund’s Net Assets.

(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(m)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(n)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 2J.
(o)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p)	$1,780,839 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2P.
(q)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(r)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(s)	Principal and/or interest payments are secured by the bond insurance company listed.
(t)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(u)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(v)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$21,439,698	$524,944,660	$(522,691,277)	$-	$-	$23,693,081	$196,378	*

Invesco Private Prime Fund	50,025,963	1,119,029,436	(1,109,326,904)	(636)	(24,924)	59,702,935	544,219	*

Total	$71,465,661	$1,643,974,096	$(1,632,018,181)	$(636)	$(24,924)	$83,396,016	$740,597

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(w)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(x)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
†	The table below details options purchased.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2022

Open Exchange-Traded Equity Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

iShares China Large-Cap ETF	Call	01/20/2023	1,153	$41	$4,727,300	$1,730

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

S&P 500 Index Option	Call	04/21/2023	12	$4,020	$4,824,000	$249,300

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	167	December-2022	$34,131,930	$(726,282)	$(726,282)

U.S. Treasury Long Bonds	317	December-2022	38,198,500	(3,912,355)	(3,912,355)

Subtotal–Long Futures Contracts				(4,638,637)	(4,638,637)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	6	December-2022	(639,563)	500	500

U.S. Treasury 10 Year Notes	419	December-2022	(46,338,781)	1,490,923	1,490,923

U.S. Treasury 10 Year Ultra Notes	543	December-2022	(62,979,516)	4,352,206	4,352,206

U.S. Treasury Ultra Bonds	6	December-2022	(765,937)	(2,972)	(2,972)

Subtotal–Short Futures Contracts				5,840,657	5,840,657

Total Futures Contracts				$1,202,020	$1,202,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco Ultra Short Duration ETF (GSY)

October 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-42.21%
Aerospace & Defense-0.10%
Boeing Co. (The), 1.17%, 02/04/2023	$2,046,000	$2,025,999

Agricultural & Farm Machinery-0.13%
John Deere Capital Corp., 1.20%, 04/06/2023	2,687,000	2,647,820

Application Software-0.23%
Intuit, Inc., 0.65%, 07/15/2023	5,000,000	4,852,657

Asset Management & Custody Banks-0.34%
Ares Capital Corp., 3.50%, 02/10/2023	7,250,000	7,208,411

Automobile Manufacturers-4.39%
BMW US Capital LLC (Germany)
3.80%, 04/06/2023(b)	10,000,000	9,951,576
0.75%, 08/12/2024(b)	11,111,000	10,263,009
General Motors Financial Co., Inc., 1.20%, 10/15/2024	8,824,000	8,064,424
Hyundai Capital America
2.38%, 02/10/2023(b)	11,205,000	11,109,227
1.25%, 09/18/2023(b)	12,730,000	12,232,165
1.00%, 09/17/2024(b)	8,721,000	7,896,068
Mercedes-Benz Finance North America LLC (Germany), 3.35%, 02/22/2023(b)(c)	21,462,000	21,359,812
Volkswagen Group of America Finance LLC (Germany)
3.13%, 05/12/2023(b)	5,091,000	5,032,396
0.88%, 11/22/2023(b)	7,000,000	6,665,961

		92,574,638

Consumer Finance-0.89%
Ally Financial, Inc., 1.45%, 10/02/2023	5,309,000	5,092,645
Capital One Financial Corp., 2.60%, 05/11/2023	13,823,000	13,641,600

		18,734,245

Data Processing & Outsourced Services-0.62%
Fidelity National Information Services, Inc., 0.38%, 03/01/2023	3,571,000	3,515,647
PayPal Holdings, Inc., 1.35%, 06/01/2023	9,688,000	9,481,742

		12,997,389

Department Stores-0.28%
7-Eleven, Inc., 0.63%, 02/10/2023(b)	5,882,000	5,810,463

Diversified Banks-9.93%
Banco Santander S.A. (Spain), 3.89%, 05/24/2024	17,000,000	16,484,986
Bank of Montreal (Canada), 3.62% (SOFR + 0.71%), 03/08/2024(d)	13,043,000	12,960,434
Bank of Nova Scotia (The) (Canada), 1.95%, 02/01/2023(c)	25,000,000	24,838,800

	Principal Amount	Value
Diversified Banks-(continued)
Banque Federative du Credit Mutuel S.A. (France), 0.65%, 02/27/2024(b)	$7,955,000	$7,460,453
BPCE S.A. (France), 5.15%, 07/21/2024(b)	5,040,000	4,860,661
Canadian Imperial Bank of Commerce (Canada)
0.45%, 06/22/2023	15,000,000	14,554,691
0.95%, 06/23/2023	17,045,000	16,560,555
Discover Bank, 3.35%, 02/06/2023	25,000,000	24,884,522
JPMorgan Chase & Co., 0.65%, 09/16/2024(e)	13,500,000	12,888,643
Lloyds Banking Group PLC (United Kingdom), 4.05%, 08/16/2023	16,883,000	16,686,483
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.46%, 03/02/2023	11,785,000	11,732,309
National Bank of Canada (Canada), 2.10%, 02/01/2023	25,000,000	24,821,454
Sumitomo Mitsui Financial Group, Inc. (Japan), 0.51%, 01/12/2024	1,364,000	1,285,407
Sumitomo Mitsui Trust Bank Ltd. (Japan)
0.80%, 09/12/2023(b)	11,102,000	10,667,685
2.55%, 03/10/2025(b)	5,122,000	4,773,037
UBS AG (Switzerland), 0.70%, 08/09/2024(b)	4,288,000	3,940,189

		209,400,309

Diversified Capital Markets-0.93%
Credit Suisse AG (Switzerland), 1.00%, 05/05/2023(c)	13,636,000	13,224,423
Macquarie Group Ltd. (Australia), 1.20%, 10/14/2025(b)(e)	7,143,000	6,470,711

		19,695,134

Electric Utilities-2.17%
American Electric Power Co., Inc., Series M, 0.75%, 11/01/2023	3,797,000	3,623,348
Florida Power & Light Co., 2.92% (SOFR + 0.25%), 05/10/2023(d)	13,043,000	12,996,201
NextEra Energy Capital Holdings, Inc.
3.39% (SOFR + 0.54%), 03/01/2023(d)	3,704,000	3,699,248
4.26%, 09/01/2024	7,895,000	7,742,801
Southern Co. (The), Series 2021, 3.04% (SOFR + 0.37%), 05/10/2023(d)	10,526,000	10,481,248
Tampa Electric Co., 3.88%, 07/12/2024	3,188,000	3,106,509
Xcel Energy, Inc., 0.50%, 10/15/2023	4,372,000	4,173,867

		45,823,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2022

	Principal Amount	Value
Fertilizers & Agricultural Chemicals-0.25%
Nutrien Ltd. (Canada), 1.90%, 05/13/2023	$5,300,000	$5,202,194

Gas Utilities-0.86%
Atmos Energy Corp., 3.57% (3 mo. USD LIBOR + 0.38%), 03/09/2023(d)	9,756,000	9,733,717
CenterPoint Energy Resources Corp., 3.60% (3 mo. USD LIBOR + 0.50%), 03/02/2023(d)	8,333,000	8,302,910

		18,036,627

Health Care Distributors-0.21%
AmerisourceBergen Corp., 0.74%, 03/15/2023(c)	4,588,000	4,516,789

Integrated Telecommunication Services-0.96%
AT&T, Inc., 3.69% (SOFR + 0.64%), 03/25/2024(d)	9,917,000	9,860,640
Verizon Communications, Inc., 3.53% (SOFR + 0.50%), 03/22/2024(d)	10,417,000	10,332,695

		20,193,335

Investment Banking & Brokerage-3.71%
Goldman Sachs Group, Inc. (The)
0.63%, 11/17/2023(e)	21,111,000	21,056,898
3.00%, 03/15/2024	14,085,000	13,618,821
5.70%, 11/01/2024	4,165,000	4,162,883
Morgan Stanley
3.13%, 01/23/2023	14,598,000	14,549,182
0.56% (SOFR + 0.47%), 11/10/2023(e)	6,000,000	5,992,270
3.69% (SOFR + 0.63%), 01/24/2025(d)	7,228,000	7,096,640
3.62%, 04/17/2025(e)	12,230,000	11,819,531

		78,296,225

Life & Health Insurance-5.35%
Athene Global Funding
2.80%, 05/26/2023(b)	17,500,000	17,257,444
0.95%, 01/08/2024(b)	5,000,000	4,721,771
2.51%, 03/08/2024(b)	10,173,000	9,696,260
3.49% (SOFR + 0.70%), 05/24/2024(b)(d)	9,750,000	9,557,780
Brighthouse Financial Global Funding
0.60%, 06/28/2023(b)	3,255,000	3,152,719
1.75%, 01/13/2025(b)	12,727,000	11,596,726
GA Global Funding Trust, 0.80%, 09/13/2024(b)	10,909,000	9,847,496
Jackson National Life Global Funding, 3.66% (SOFR + 0.60%), 01/06/2023(b)(d)	10,000,000	9,995,296
MassMutual Global Funding II, 3.42% (SOFR + 0.36%), 04/12/2024(b)(d)	15,022,000	14,879,950
MET Tower Global Funding, 3.61% (SOFR + 0.55%), 01/17/2023(b)(d)	10,000,000	9,997,786

	Principal Amount	Value
Life & Health Insurance-(continued)
New York Life Global Funding, 1.10%, 05/05/2023(b)	$3,243,000	$3,179,752
Principal Life Global Funding II, 3.51% (SOFR + 0.45%), 04/12/2024(b)(d)	5,882,000	5,846,948
Protective Life Global Funding, 0.63%, 10/13/2023(b)	3,192,000	3,059,976

		112,789,904

Life Sciences Tools & Services-0.60%
Thermo Fisher Scientific, Inc., 0.80%, 10/18/2023	13,208,000	12,683,112

Managed Health Care-0.13%
Humana, Inc., 0.65%, 08/03/2023	2,917,000	2,818,539

Multi-line Insurance-0.18%
Metropolitan Life Global Funding I, 3.63% (SOFR + 0.57%), 01/13/2023(b)(d)	3,749,000	3,750,170

Multi-Utilities-0.36%
Dominion Energy, Inc., Series D, 3.82% (3 mo. USD LIBOR + 0.53%), 09/15/2023(d)	7,692,000	7,662,400

Oil & Gas Exploration & Production-1.14%
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	20,729,000	20,648,415
Pioneer Natural Resources Co., 0.55%, 05/15/2023	3,509,000	3,424,443

		24,072,858

Oil & Gas Refining & Marketing-0.87%
Phillips 66
3.70%, 04/06/2023	12,500,000	12,434,998
0.90%, 02/15/2024	6,250,000	5,914,220

		18,349,218

Oil & Gas Storage & Transportation-2.88%
Enbridge, Inc. (Canada)
3.13% (SOFR + 0.40%), 02/17/2023(d)	3,571,000	3,564,697
4.00%, 10/01/2023	15,000,000	14,798,750
3.34% (SOFR + 0.63%), 02/16/2024(d)	4,606,000	4,555,944
Enterprise Products Operating LLC, 3.35%, 03/15/2023	3,650,000	3,630,310
Kinder Morgan, Inc., 5.63%, 11/15/2023(b)	12,000,000	11,980,811
Plains All American Pipeline L.P./PAA Finance Corp., 2.85%, 01/31/2023	22,442,000	22,297,165

		60,827,677

Other Diversified Financial Services-0.34%
AIG Global Funding, 0.80%, 07/07/2023(b)	7,317,000	7,108,278

Packaged Foods & Meats-0.20%
Conagra Brands, Inc., 0.50%, 08/11/2023	4,327,000	4,163,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2022

	Principal Amount	Value
Pharmaceuticals-0.57%
Bristol-Myers Squibb Co., 0.54%, 11/13/2023	$12,500,000	$11,962,631

Real Estate Development-0.33%
Piedmont Operating Partnership L.P., 3.40%, 06/01/2023	7,000,000	6,903,371

Regional Banks-0.35%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 3.34% (SOFR + 0.60%), 02/18/2025(b)(d)	7,500,000	7,418,648

Restaurants-0.30%
Starbucks Corp., 3.11% (SOFR + 0.42%), 02/14/2024(d)	6,318,000	6,292,851

Specialized Finance-0.55%
Blackstone Private Credit Fund, 2.70%, 01/15/2025	12,645,000	11,554,725

Specialized REITs-0.54%
Crown Castle, Inc., 3.15%, 07/15/2023	11,626,000	11,448,167

Specialty Chemicals-0.22%
Sherwin-Williams Co. (The), 4.05%, 08/08/2024	4,808,000	4,719,388

Systems Software-0.37%
VMware, Inc., 0.60%, 08/15/2023	8,064,000	7,765,897

Technology Hardware, Storage & Peripherals-0.33%
Apple, Inc., 0.75%, 05/11/2023	7,143,000	7,004,000

Trading Companies & Distributors-0.60%
Air Lease Corp.
3.00%, 09/15/2023	7,000,000	6,534,283
0.80%, 08/18/2024	6,650,000	6,056,958

		12,591,241

Total U.S. Dollar Denominated Bonds & Notes (Cost $912,608,006)		889,902,418

Asset-Backed Securities-13.27%
ABPCI Direct Lending Fund CLO II LLC (Cayman Islands), Series 2017-1A, Class A1R, 5.84% (3 mo. USD LIBOR + 1.60%), 04/20/2032(b)(d)	2,000,000	1,895,703
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(f)	1,457,285	1,354,809
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(f)	2,583,024	2,268,899
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(f)	6,787,893	5,203,217
Angel Oak Mortgage Trust I LLC
Series 2019-1, Class A1, 3.92%, 11/25/2048(b)(f)	187,084	185,999
Series 2019-4, Class A1, 2.99%, 07/26/2049(b)(f)	218,359	216,793
Atrium XIII (Cayman Islands), Series 13A, Class A1, 5.51% (3 mo. USD LIBOR + 1.18%), 11/21/2030(b)(d)	3,000,000	2,953,884

	Principal Amount	Value
Bear Stearns Asset Backed Securities I Trust, Series 2006- HE9, Class 2A, 3.73% (1 mo. USD LIBOR + 0.14%), 11/25/2036(d)	$882,424	$849,621
BINOM Securitization Trust, Series 2021-INV1, Class A1, 2.03%, 06/25/2056(b)(f)	4,434,040	3,760,237
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(f)	3,643,706	3,434,978
CBAM Ltd. (Cayman Islands), Series 2018-5A, Class A, 5.10% (3 mo. USD LIBOR + 1.02%), 04/17/2031(b)(d)	6,250,000	6,101,969
Cerberus Loan Funding XXXIV L.P. (Cayman Islands), Series 2021- 4A, Class A, 5.58% (3 mo. USD LIBOR + 1.50%), 08/13/2033(b)(d)	5,623,711	5,602,385
Chesapeake Funding II LLC (Canada), Series 2018-3A, Class A1, 3.39%, 01/15/2031(b)	3,710	3,709
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 4.94% (1 mo. USD LIBOR + 1.35%), 10/25/2037(b)(d)	382,726	380,156
COLT Mortgage Loan Trust
Series 2020-2R, Class A1, 1.33%, 10/26/2065(b)(f)	2,117,595	1,888,697
Series 2021-4, Class A1, 1.40%, 10/25/2066(b)(f)	12,989,523	10,281,840
Countrywide Asset-Backed Ctfs. Trust, Series 2006-6, Class 1A1, 3.93% (1 mo. USD LIBOR + 0.34%), 09/25/2036(d)	172,405	172,213
Credit Suisse Mortgage Capital Trust, Series 2014-2R, Class 27A1, 3.28% (1 mo. USD LIBOR + 0.20%), 02/27/2046(b)(d)	52,167	51,475
CWABS, Inc. Asset-Backed Ctfs. Trust, Series 2004-4, Class M1, 4.31% (1 mo. USD LIBOR + 0.72%), 07/25/2034(d)	744,705	728,208
Deephaven Residential Mortgage Trust, Series 2021-2, Class A1, 0.90%, 04/25/2066(b)(f)	5,889,244	4,896,991
Dryden 30 Senior Loan Fund (Cayman Islands), Series 2013- 30A, Class AR, 3.73% (3 mo. USD LIBOR + 0.82%), 11/15/2028(b)(d)	12,827,642	12,619,577
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(f)	1,683,615	1,589,878
Series 2020-2, Class A1, 1.18%, 10/25/2065(b)(f)	400,991	356,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2022

	Principal Amount	Value
FS KKR MM CLO 1 LLC, Series 2019-1A, Class A1R, 5.93% (3 mo. USD LIBOR + 1.85%), 01/15/2031(b)(d)	$9,000,000	$8,724,918
GoldenTree Loan Management US CLO 2 Ltd. (Cayman Islands), Series 2017-2A, Class AR, 5.15% (3 mo. USD LIBOR + 0.91%), 11/20/2030(b)(d)	10,000,000	9,765,820
GoldenTree Loan Opportunities IX Ltd. (Cayman Islands), Series 2014-9A, Class AR2, 5.52% (3 mo. USD LIBOR + 1.11%), 10/29/2029(b)(d)	11,518,098	11,377,727
Golub Capital Partners CLO 34(M) Ltd. (Cayman Islands), Series 2017-34A, Class AR2, 4.28% (3 mo. USD LIBOR + 1.45%), 03/14/2031(b)(d)	14,000,000	13,474,165
Golub Capital Partners CLO 36(M) Ltd. (Cayman Islands), Series 2018-36A, Class A, 4.13% (3 mo. USD LIBOR + 1.30%), 02/05/2031(b)(d)	5,000,000	4,828,024
Golub Capital Partners CLO 45(M) Ltd. (Cayman Islands), Series 2019-45A, Class A, 5.96% (3 mo. USD LIBOR + 1.72%), 10/20/2031(b)(d)	5,000,000	4,818,498
Golub Capital Partners CLO 47(M) Ltd. (Cayman Islands), Series 2020-47A, Class A1, 4.51% (3 mo. USD LIBOR + 1.68%), 05/05/2032(b)(d)	10,000,000	9,583,193
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.38%, 09/27/2060(b)(f)	2,208,037	2,016,771
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 4.17% (1 mo. USD LIBOR + 0.59%), 01/25/2036(d)	933,360	917,219
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(f)	9,887,951	7,625,870
KKR CLO 21 Ltd. (Cayman Islands), Series A, 5.08% (3 mo. USD LIBOR + 1.00%), 04/15/2031(b)(d)	2,000,000	1,952,020
Nationstar Home Equity Loan Trust, Series 2007-B, Class 1AV1, 3.81% (1 mo. USD LIBOR + 0.22%), 04/25/2037(d)	539,888	534,348
Navient Private Education Refi Loan Trust
Series 2020-FA, Class A, 1.22%, 07/15/2069(b)	2,358,997	2,075,845
Series 2021-FA, Class A, 1.11%, 02/18/2070(b)	4,157,449	3,373,804

	Principal Amount	Value
Neuberger Berman CLO XIV Ltd. (Cayman Islands), Series 2013- 14A, Class AR2, 5.40% (3 mo. USD LIBOR + 1.03%), 01/28/2030(b)(d)	$9,751,573	$9,565,093
Neuberger Berman Loan Advisers CLO 25 Ltd. (Cayman Islands), Series 2017-25A, Class AR, 5.12% (3 mo. USD LIBOR + 0.93%), 10/18/2029(b)(d)	9,750,000	9,534,486
New Residential Mortgage Loan Trust
Series 2017-5A, Class A1, 5.09% (1 mo. USD LIBOR + 1.50%), 06/25/2057(b)(d)	341,373	335,613
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(f)	2,095,012	1,896,249
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(f)	1,356,999	1,205,983
OBX Trust
Series 2018-EXP1, Class 2A1, 4.44% (1 mo. USD LIBOR + 0.85%), 04/25/2048(b)(d)	192,270	189,992
Series 2021-NQM2, Class A1, 1.10%, 05/25/2061(b)(f)	9,831,046	7,616,283
OCP CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 5.36% (3 mo. USD LIBOR + 1.12%), 07/20/2029(b)(d)	6,332,199	6,214,351
Octagon Investment Partners XVII Ltd. (Cayman Islands), Series 2013-1A, Class A1R2, 5.36% (3 mo. USD LIBOR + 1.00%), 01/25/2031(b)(d)	5,000,000	4,897,550
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 4.02% (3 mo. USD LIBOR + 1.04%), 02/20/2030(b)(d)	9,494,098	9,335,945
Residential Mortgage Loan Trust
Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(f)	1,195,002	1,158,318
Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(f)	1,426,800	1,350,206
STAR Trust, Series 2021-SFR1, Class A, 4.01% (1 mo. USD LIBOR + 0.60%), 04/17/2038(b)(d)	19,775,913	19,056,141
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(f)	265,271	263,068
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(f)	3,387,348	3,122,122
Series 2021-2, Class A1, 0.94%, 05/25/2065(b)(f)	3,454,570	3,205,899
Series 2021-4, Class A1, 1.16%, 08/25/2056(b)(f)	9,828,100	7,985,426
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(f)	10,512,454	8,229,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2022

	Principal Amount	Value
Stratus CLO Ltd. (Cayman Islands), Series 2021-2A, Class A, 5.14% (3 mo. USD LIBOR + 0.90%), 12/28/2029(b)(d)	$ 10,679,205	$10,416,230
TICP CLO II-2 Ltd. (Cayman Islands), Series 2018-IIA, Class A1, 5.08% (3 mo. USD LIBOR + 0.84%), 04/20/2028(b)(d)	3,927,080	3,878,915
TRK Trust, Series 2021-INV1, Class A1, 1.15%, 07/25/2056(b)(f)	7,466,186	6,223,417
Verus Securitization Trust
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(g)	1,592,061	1,504,439
Series 2020-5, Class A1, 1.22%, 05/25/2065(b)(g)	3,622,285	3,290,738
Series 2021-4, Class A1, 0.94%, 07/25/2066(b)(f)	11,035,315	8,510,496
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	3,145,247	2,887,843

Total Asset-Backed Securities (Cost $306,335,605)		279,740,364

Non-U.S. Dollar Denominated Bonds & Notes-2.81%
Sovereign Debt-2.81%
Japan Treasury Discount Bill (Japan), Series 1111, 0.00%, 01/11/2023(h)(i) (Cost $60,952,038)	JPY8,800,000,000	59,223,638

U.S. Treasury Securities-1.82%
U.S. Treasury Bills-1.82%
4.12%–4.37%, 10/05/2023(j) (Cost $38,466,582)	$ 40,000,000	38,337,290

Variable Rate Senior Loan Interests-0.07%(k)(l)
Aerospace & Defense-0.07%
Fly Funding II S.a.r.l. (India), Term Loan B, 4.62% (3 mo. USD LIBOR + 1.75%), 08/09/2025 (Cost $1,658,824)	1,662,610	1,403,609

Commercial Paper-37.38%(j)
Alimentation Couche-Tard, Inc.
3.88%, 11/14/2022(b)	32,000,000	31,951,280
4.13%, 11/17/2022(b)	5,000,000	4,990,685
Arrow Electronics, Inc.
3.91%, 11/02/2022(b)	19,200,000	19,195,892
3.86%, 11/04/2022(b)	15,000,000	14,993,407
3.89%, 11/07/2022(b)	10,000,000	9,991,999
AT&T, Inc.
4.18%, 11/22/2022(b)	15,000,000	14,964,113
1.11%, 12/05/2022(b)	19,500,000	19,423,693
Aviation Capital Group LLC
4.20%, 11/10/2022(b)	10,000,000	9,989,903
4.32%, 11/15/2022(b)	10,000,000	9,984,646
Barclays Capital, Inc., 1.06%, 02/02/2023	36,900,000	36,454,670

	Principal Amount	Value
Brookfield Infrastructure Holdings Canada, Inc.
3.81%, 11/03/2022	$17,524,000	$17,518,895
4.32%, 12/01/2022	25,000,000	24,912,748
Constellation Brands, Inc., 3.87%, 11/02/2022(b)	15,000,000	14,996,892
Crown Castle, Inc.
4.35%, 11/15/2022(b)	9,300,000	9,283,988
4.57%, 11/29/2022(b)	15,000,000	14,948,235
E.ON SE, 4.16%, 11/17/2022(b)	500,000	499,085
Electricite de France S.A., 4.11%, 11/28/2022(b)	7,500,000	7,476,824
Enbridge US, Inc.
4.11%, 11/09/2022(b)	15,000,000	14,985,124
4.16%, 11/18/2022(b)	1,825,000	1,821,317
Enel Finance America LLC
3.98%, 11/14/2022(b)	11,000,000	10,983,034
3.30%, 04/17/2023(b)	15,000,000	14,594,490
Energy Transfer L.P., 3.70%, 11/01/2022	20,000,000	19,997,966
Fidelity National Information Services, Inc., 4.05%, 11/07/2022(b)	14,000,000	13,989,751
General Motors Financial Co., Inc.
1.11%, 11/01/2022(b)	10,000,000	9,999,004
5.72%, 04/12/2023(b)	10,000,000	9,751,968
4.27%, 06/06/2023(b)	12,500,000	12,080,501
Harley-Davidson Financial Services, Inc.
3.82%, 11/04/2022(b)	15,000,000	14,993,893
4.01%, 11/09/2022(b)	7,000,000	6,993,189
4.33%, 11/17/2022(b)	20,000,000	19,962,184
Healthpeak Properties, Inc., 3.93%, 11/29/2022(b)	18,500,000	18,439,882
HSBC USA, Inc.
0.78%, 01/06/2023(b)	25,000,000	24,806,445
3.40% (SOFR + 0.35%), 02/10/2023(d)	14,000,000	13,994,817
Humana, Inc., 4.01%, 11/18/2022(b)	2,000,000	1,996,075
Jabil, Inc., 4.18%, 11/07/2022(b)	17,150,000	17,135,811
Macquarie Bank Ltd., 3.65% (SOFR + 0.60%), 03/02/2023(b)(d)	20,000,000	20,002,680
Mohawk Industries, Inc., 4.03%, 11/08/2022(b)	4,000,000	3,996,639
Nutrien Ltd.
3.72%, 11/16/2022(b)	16,000,000	15,972,302
3.77%-4.26%, 11/18/2022(b)	12,292,000	12,267,938
3.72%, 11/21/2022(b)	5,200,000	5,188,034
Oglethorpe Power Corp.
3.68%, 11/03/2022(b)	15,000,000	14,995,545
4.01%, 11/14/2022(b)	20,000,000	19,969,737
4.19%, 11/28/2022(b)	12,000,000	11,961,575
ONEOK, Inc.
4.01%-4.01%, 11/03/2022(b)	11,000,000	10,996,625
4.33%, 11/08/2022(b)	9,000,000	8,992,088
4.11%, 11/09/2022(b)	18,300,000	18,281,851
4.29%, 11/16/2022(b)	5,500,000	5,490,112
Regatta Funding Co. LLC, 2.84%, 05/16/2023(b)	10,000,000	9,718,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2022

	Principal Amount	Value
Suncor Energy, Inc.
4.11%, 11/09/2022(b)	$15,000,000	$14,985,799
3.84%, 11/29/2022(b)	11,160,000	11,124,004
UDR, Inc., 4.15%, 11/21/2022(b)	13,000,000	12,970,296
V.F. Corp.
3.87%, 11/21/2022(b)	20,000,000	19,956,635
3.97%, 11/28/2022(b)	10,000,000	9,970,499
Verizon Communications, Inc., 3.72%, 11/21/2022(b)	12,900,000	12,870,525
VF Corp., 3.67%, 11/02/2022(b)	1,641,000	1,640,704
Walt Disney Co. (The), 2.98%, 11/18/2022(b)	19,000,000	18,965,468
White Plains Capital Co. LLC
3.93%, 01/24/2023(b)	20,000,000	19,787,594
3.98%, 02/01/2023(b)	20,000,000	19,763,987

Total Commercial Paper (Cost $789,068,584)		787,971,552

	Repurchase Amount
Repurchase Agreements-3.79%(m)
Citigroup Global Markets, Inc., joint term agreement dated 10/19/2022, aggregate maturing value of $263,351,069 (collateralized by non-agency mortgage-backed securities, a non-agency asset-backed security and a U.S. Treasury obligation valued at $285,315,855; 0.00% - 9.91%; 08/15/2023 - 10/25/2059), 3.71%, 11/01/2022	50,066,743	50,000,000
J.P. Morgan Securities LLC, joint open agreement dated 06/11/2021 (collateralized by corporate obligations valued at $82,500,037; 0.00% - 13.38%; 03/15/2023 - 08/15/2049), 3.37%, 11/01/2022(n)	30,081,442	30,000,000

Total Repurchase Agreements (Cost $80,000,000)		80,000,000

	Principal Amount	Value
Certificates of Deposit-0.13%
Diversified Banks-0.13%
Sumitomo Mitsui Banking Corp. (Japan), 3.00%, 07/03/2023 (Cost $2,700,000)	$2,700,000	$2,658,610

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.48% (Cost $2,191,789,639)		2,139,237,481

	Shares
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.09%
Invesco Private Government Fund, 3.18%(o)(p)(q)	546,142	546,142
Invesco Private Prime Fund, 3.28%(o)(p)(q)	1,404,000	1,404,000

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,950,142)		1,950,142

TOTAL INVESTMENTS IN SECURITIES-101.57% (Cost $2,193,739,781)		2,141,187,623
OTHER ASSETS LESS LIABILITIES-(1.57)%		(33,163,490)

NET ASSETS-100.00%		$2,108,024,133

Investment Abbreviations:
CLO	-Collateralized Loan Obligation
Ctfs.	-Certificates
JPY	-Japanese Yen
LIBOR	-London Interbank Offered Rate
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $1,223,172,435, which represented 58.02% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Security traded at a premium.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(l)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the LIBOR, on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(m)	Principal amount equals value at period end. See Note 2K.
(n)

Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,241,242	$25,667,553	$(28,362,653)	$-	$-	$546,142	$7,184	*

Invesco Private Prime Fund	7,562,898	44,511,722	(50,668,502)	-	(2,118)	1,404,000	20,197	*

Total	$10,804,140	$70,179,275	$(79,031,155)	$-	$(2,118)	$1,950,142	$27,381

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Forward Foreign Currency Contracts

		Contract to
Settlement Date	Counterparty	Deliver		Receive		Unrealized Appreciation

Currency Risk

1/11/2023	RBC Capital Markets LLC	JPY	8,800,000,000	USD	61,514,888	$1,719,513

Abbreviations:

JPY -Japanese Yen

USD-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco Variable Rate Investment Grade ETF (VRIG)

October 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-48.05%
Agricultural & Farm Machinery-0.12%
John Deere Capital Corp., 3.42% (SOFR + 0.56%), 03/07/2025(b)(c)	$678,000	$672,208

Auto Parts & Equipment-0.35%
American Honda Finance Corp., 3.28% (3 mo. USD LIBOR + 0.37%), 05/10/2023(c) .	2,000,000	1,999,930

Automobile Manufacturers-1.77%
BMW US Capital LLC (Germany), 3.89% (SOFR + 0.84%), 04/01/2025(c)(d)	897,000	892,690
General Motors Financial Co., Inc.
4.74% (3 mo. USD LIBOR + 0.99%), 01/05/2023(c)	1,000,000	997,701
3.67% (SOFR + 0.76%), 03/08/2024(c)	1,154,000	1,133,941
4.36% (SOFR + 1.30%), 04/07/2025(c)	2,500,000	2,439,634
Toyota Motor Credit Corp., 3.25% (SOFR + 0.26%), 06/18/2024(b)(c)	3,000,000	2,970,888
Volkswagen Group of America Finance LLC (Germany), 3.84% (SOFR + 0.95%), 06/07/2024(c)(d)	1,667,000	1,661,989

		10,096,843

Construction Machinery & Heavy Trucks-1.13%
Daimler Trucks Finance North America LLC (Germany)
4.06% (SOFR + 1.00%), 04/05/2024(c)(d)	3,500,000	3,491,147
3.72% (SOFR + 0.75%), 12/13/2024(c)(d)	3,000,000	2,961,128

		6,452,275

Consumer Finance-2.90%
American Express Co.
3.69% (3 mo. USD LIBOR + 0.65%), 02/27/2023(c)	5,215,000	5,211,730
3.29% (SOFR + 0.23%), 11/03/2023(c)	2,500,000	2,483,101
Capital One Financial Corp.
5.14% (3 mo. USD LIBOR + 0.72%), 01/30/2023(c)	2,500,000	2,499,478
3.60% (SOFR + 0.69%), 12/06/2024(c)	3,000,000	2,923,609
4.03% (SOFR + 1.35%), 05/09/2025(b)(c)	3,499,000	3,450,033

		16,567,951

Diversified Banks-17.09%
Banco Santander S.A. (Spain), 3.99% (SOFR + 1.24%), 05/24/2024(c)	2,600,000	2,592,828
Bank of America Corp.
3.95% (3 mo. USD LIBOR + 0.79%), 03/05/2024(b)(c)	3,750,000	3,732,216
3.79% (SOFR + 0.73%), 10/24/2024(b)(c)	2,000,000	1,976,212
4.16% (SOFR + 1.10%), 04/25/2025(b)(c)	3,500,000	3,489,290
3.60% (3 mo. USD LIBOR + 0.77%), 02/05/2026(c)	1,042,000	1,017,182
4.05% (3 mo. USD LIBOR + 0.76%), 09/15/2026(c)	2,696,000	2,581,234
4.11% (SOFR + 1.05%), 02/04/2028(c)	1,685,000	1,612,598
Bank of Nova Scotia (The) (Canada), 3.41% (SOFR + 0.55%), 03/02/2026(c)	2,500,000	2,408,995
Barclays PLC (United Kingdom), 4.30% (3 mo. USD LIBOR + 1.38%), 05/16/2024(c)	3,000,000	2,963,856

	Principal Amount	Value
Diversified Banks-(continued)
Canadian Imperial Bank of Commerce (Canada), 3.82% (SOFR + 0.80%), 03/17/2023(c)	$3,000,000	$2,999,151
Citigroup, Inc.
4.11% (3 mo. USD LIBOR + 1.02%), 06/01/2024(c)	4,010,000	4,003,052
3.73% (SOFR + 0.67%), 05/01/2025(b)(c)	2,500,000	2,447,128
4.16% (SOFR + 1.37%), 05/24/2025(b)(c)	3,000,000	2,997,510
4.99% (3 mo. USD LIBOR + 1.25%), 07/01/2026(c)	1,882,000	1,859,629
Commonwealth Bank of Australia (Australia), 3.49% (SOFR + 0.52%), 06/15/2026(c)(d)	3,000,000	2,936,512
HSBC Holdings PLC (United Kingdom)
4.32% (SOFR + 1.43%), 03/10/2026(b)(c)	3,500,000	3,423,311
4.62% (3 mo. USD LIBOR + 1.38%), 09/12/2026(c)	3,000,000	2,912,453
ING Groep N.V. (Netherlands)
4.74% (3 mo. USD LIBOR + 1.00%), 10/02/2023(b)(c)	4,950,000	4,947,898
4.69% (SOFR + 1.64%), 03/28/2026(c)	2,500,000	2,463,315
4.06% (SOFR + 1.01%), 04/01/2027(c)	2,999,000	2,863,358
JPMorgan Chase & Co.
3.39% (SOFR + 0.54%), 06/01/2025(b)(c)	4,000,000	3,916,733
3.52% (SOFR + 0.60%), 12/10/2025(c)	3,000,000	2,923,999
4.38% (SOFR + 1.32%), 04/26/2026(c)	2,400,000	2,366,785
Mitsubishi UFJ Financial Group, Inc. (Japan), 4.71% (SOFR + 1.65%), 07/18/2025(c)	2,500,000	2,505,631
NatWest Group PLC (United Kingdom), 5.19% (3 mo. USD LIBOR + 1.55%), 06/25/2024(c)	4,000,000	3,985,730
NatWest Markets PLC (United Kingdom), 3.21% (SOFR + 0.53%), 08/12/2024(c)(d)	571,000	559,907
Nordea Bank Abp (Finland), 3.98% (3 mo. USD LIBOR + 0.94%), 08/30/2023(c)(d)	2,987,000	2,992,748
Royal Bank of Canada (Canada), 3.90% (SOFR + 0.84%), 04/14/2025(c)	4,000,000	3,939,712
Societe Generale S.A. (France), 4.11% (SOFR + 1.05%), 01/21/2026(c)(d)	3,000,000	2,869,203
Standard Chartered PLC (United Kingdom), 4.79% (SOFR + 1.74%), 03/30/2026(c)(d)	3,108,000	3,043,888
Swedbank AB (Sweden), 3.97% (SOFR + 0.91%), 04/04/2025(c)(d)	4,615,000	4,565,274
Truist Bank
3.65% (SOFR + 0.73%), 03/09/2023(c)	2,000,000	1,999,674
3.26% (SOFR + 0.20%), 01/17/2024(c)	3,000,000	2,968,416
USB Realty Corp., 5.23% (3 mo. USD LIBOR + 1.15%)(c)(d)(e)	1,100,000	814,000
Wells Fargo & Co., 4.38% (SOFR + 1.32%), 04/25/2026(b)(c)	2,000,000	1,981,505

		97,660,933

Electric Utilities-3.18%
American Electric Power Co., Inc., Series A, 4.92% (3 mo. USD LIBOR + 0.48%), 11/01/2023(c)	3,000,000	2,979,849
Eversource Energy, Series T, 2.94% (SOFR + 0.25%), 08/15/2023(b)(c)	3,000,000	2,983,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2022

	Principal Amount	Value

Electric Utilities-(continued)
Florida Power & Light Co., 2.92% (SOFR + 0.25%), 05/10/2023(c)	$1,478,000	$1,472,697
NextEra Energy Capital Holdings, Inc.
3.25% (3 mo. USD LIBOR + 0.27%), 02/22/2023(c)	4,000,000	3,993,093
4.04% (SOFR + 1.02%), 03/21/2024(b)(c) .	4,850,000	4,822,887
Pacific Gas and Electric Co., 3.84% (SOFR + 1.15%), 11/14/2022(c)	600,000	599,582
Southern Co. (The), Series 2021, 3.04% (SOFR + 0.37%), 05/10/2023(c)	1,316,000	1,310,405

		18,162,466

Gas Utilities-0.57%
CenterPoint Energy Resources Corp., 3.60% (3 mo. USD LIBOR + 0.50%), 03/02/2023(c)	3,250,000	3,238,264

Health Care Equipment-0.52%
Baxter International, Inc., 3.11% (SOFR + 0.26%), 12/01/2023(c)	3,000,000	2,973,879

Health Care Services-1.17%
Cigna Corp., 4.97% (3 mo. USD LIBOR + 0.89%), 07/15/2023(c)	4,543,000	4,544,048
Roche Holdings, Inc., 3.11% (SOFR + 0.24%), 03/05/2024(c)(d)	2,161,000	2,147,009

		6,691,057

Integrated Telecommunication Services-2.20%
AT&T, Inc.
3.80% (3 mo. USD LIBOR + 0.89%), 02/15/2023(c)	2,669,000	2,669,127
4.42% (3 mo. USD LIBOR + 1.18%), 06/12/2024(c)	3,832,000	3,845,443
Verizon Communications, Inc.
4.01% (3 mo. USD LIBOR + 1.10%), 05/15/2025(c)	4,127,000	4,126,745
3.79% (SOFR + 0.79%), 03/20/2026(c)	2,000,000	1,952,477

		12,593,792

Investment Banking & Brokerage-4.16%
Charles Schwab Corp. (The)
3.21% (SOFR + 0.52%), 05/13/2026(c)	4,303,000	4,176,504
3.92% (SOFR + 1.05%), 03/03/2027(b)(c)	4,000,000	3,916,814
Goldman Sachs Group, Inc. (The)
3.71% (3 mo. USD LIBOR + 0.75%), 02/23/2023(c)	3,000,000	2,998,612
3.27% (SOFR + 0.54%), 11/17/2023(c)	3,957,000	3,938,299
3.49% (SOFR + 0.58%), 03/08/2024(c)	2,069,000	2,043,773
3.76% (SOFR + 0.70%), 01/24/2025(c)	2,535,000	2,492,532
6.12% (3 mo. USD LIBOR + 1.75%), 10/28/2027(c)	1,220,000	1,208,763
Morgan Stanley, 4.22% (SOFR + 1.17%), 04/17/2025(b)(c)	3,000,000	2,981,251

		23,756,548

Life & Health Insurance-4.26%
Athene Global Funding
3.49% (SOFR + 0.70%), 05/24/2024(b)(c)(d)	5,000,000	4,901,426
3.77% (SOFR + 0.72%), 01/07/2025(c)(d)	3,500,000	3,379,931

	Principal Amount	Value
Life & Health Insurance-(continued)
Equitable Financial Life Global Funding, 3.45% (SOFR + 0.39%), 04/06/2023(b)(c)(d)	$2,500,000	$2,492,259
GA Global Funding Trust
3.44% (SOFR + 0.50%), 09/13/2024(c)(d)	4,000,000	3,878,020
4.42% (SOFR + 1.36%), 04/11/2025(c)(d)	4,000,000	3,932,213
New York Life Global Funding, 3.40% (SOFR + 0.48%), 06/09/2026(c)(d)	3,000,000	2,900,765
Pacific Life Global Funding II, 3.49% (SOFR + 0.62%), 06/04/2026(c)(d)	3,000,000	2,871,556

		24,356,170

Life Sciences Tools & Services-0.96%
Thermo Fisher Scientific, Inc.
3.41% (SOFR + 0.35%), 04/18/2023(b)(c)	3,000,000	2,995,537
3.45% (SOFR + 0.39%), 10/18/2023(c)	2,500,000	2,490,359

		5,485,896

Movies & Entertainment-0.52%
Magallanes, Inc., 4.75% (SOFR + 1.78%), 03/15/2024(c)(d)	3,000,000	2,992,515

Multi-line Insurance-0.83%
Metropolitan Life Global Funding I
3.63% (SOFR + 0.57%), 01/13/2023(c)(d)	2,000,000	2,000,624
3.38% (SOFR + 0.32%), 01/07/2024(c)(d)	2,750,000	2,727,560

		4,728,184

Multi-Utilities-0.41%
CenterPoint Energy, Inc., 3.34% (SOFR + 0.65%), 05/13/2024(c)	1,639,000	1,605,225
Dominion Energy, Inc., Series D, 3.82% (3 mo. USD LIBOR + 0.53%), 09/15/2023(c)	769,000	766,041

		2,371,266

Oil & Gas Storage & Transportation-0.26%
Enbridge, Inc. (Canada)
3.13% (SOFR + 0.40%), 02/17/2023(c)	357,000	356,370
3.34% (SOFR + 0.63%), 02/16/2024(c)	1,152,000	1,139,480

		1,495,850

Other Diversified Financial Services-0.51%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.73% (SOFR + 0.68%), 09/29/2023(c)	3,000,000	2,936,333

Packaged Foods & Meats-0.69%
General Mills, Inc., 5.09% (3 mo. USD LIBOR + 1.01%), 10/17/2023(b)(c)	3,937,000	3,957,052

Personal Products-0.44%
GSK Consumer Healthcare Capital US LLC, 3.94% (SOFR + 0.89%), 03/24/2024(c)(d)	2,500,000	2,492,615

Pharmaceuticals-0.72%
Bayer US Finance II LLC (Germany), 4.30% (3 mo. USD LIBOR + 1.01%), 12/15/2023(c)(d)	4,105,000	4,085,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2022

	Principal Amount	Value
Regional Banks-0.98%
M&T Bank Corp., 5.01% (3 mo. USD LIBOR + 0.68%), 07/26/2023(c)	$2,940,000	$2,940,140
Truist Financial Corp., 3.32% (SOFR + 0.40%), 06/09/2025(b)(c)	2,702,000	2,644,657

		5,584,797

Semiconductors-0.87%
QUALCOMM, Inc., 5.15% (3 mo. USD LIBOR + 0.73%), 01/30/2023(b)(c)	4,950,000	4,952,675

Thrifts & Mortgage Finance-0.38%
Nationwide Building Society (United Kingdom), 4.00% (SOFR + 1.29%), 02/16/2028(c)(d)	2,300,000	2,148,793

Trading Companies & Distributors-1.06%
Air Lease Corp., 3.64% (3 mo. USD LIBOR + 0.35%), 12/15/2022(c)	3,000,000	2,997,932
BOC Aviation Ltd. (Singapore), 4.77% (3 mo. USD LIBOR + 1.13%), 09/26/2023(c)(d)	3,082,000	3,076,514

		6,074,446

Total U.S. Dollar Denominated Bonds & Notes (Cost $278,033,481)		274,528,072

Agency Credit Risk Transfer Notes-16.71%
Fannie Mae Connecticut Avenue Securities
Series 2015-C04, Class 1M2, 9.29% (1 mo. USD LIBOR + 5.70%), 04/25/2028(c)(f)	849,600	895,754
Series 2018-C06, Class 1M2, 5.59% (1 mo. USD LIBOR + 2.00%), 03/25/2031(c)(f)	2,791,113	2,782,031
Series 2019-R01, Class 2M2, 6.04% (1 mo. USD LIBOR + 2.45%), 07/25/2031(c)(d)(f)	690,786	688,376
Series 2019-R02, Class 1M2, 5.89% (1 mo. USD LIBOR + 2.30%), 08/25/2031(c)(d)(f)	810,741	809,817
Series 2021-R01, Class 1M1, 3.75% (30 Day Average SOFR + 0.75%), 10/25/2041(c)(d)(f)	1,431,490	1,409,528
Series 2021-R03, Class 1M1, 3.85% (30 Day Average SOFR + 0.85%), 12/25/2041(c)(d)(f)	3,781,356	3,663,958
Series 2022-R01, Class 1M1, 4.00% (30 Day Average SOFR + 1.00%), 12/25/2041(c)(d)(f)	1,374,567	1,332,593
Series 2022-R01, Class 1M2, 4.90% (30 Day Average SOFR + 1.90%), 12/25/2041(c)(d)(f)	1,000,000	910,339
Series 2022-R02, Class 2M1, 4.20% (30 Day Average SOFR + 1.20%), 01/25/2042(c)(d)(f)	3,116,534	3,029,064
Series 2022-R02, Class 2M2, 6.00% (30 Day Average SOFR + 3.00%), 01/25/2042(c)(d)(f)	2,000,000	1,792,323
Series 2022-R03, Class 1M1, 5.10% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(d)(f)	1,788,730	1,765,359

	Principal Amount	Value
Series 2022-R03, Class 1M2, 6.50% (30 Day Average SOFR + 3.50%), 03/25/2042(c)(d)(f)	$4,250,000	$4,054,978
Series 2022-R04, Class 1M1, 5.00% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(d)(f)	2,539,039	2,497,387
Series 2022-R04, Class 1M2, 6.10% (30 Day Average SOFR + 3.10%), 03/25/2042(c)(d)(f)	3,400,000	3,193,536
Series 2022-R05, Class 2M1, 4.90% (30 Day Average SOFR + 1.90%), 04/25/2042(c)(d)(f)	3,131,779	3,075,195
Series 2022-R05, Class 2M2, 6.00% (30 Day Average SOFR + 3.00%), 04/25/2042(c)(d)(f)	1,750,000	1,610,981
Series 2022-R06, Class 1M1, 5.75% (30 Day Average SOFR + 2.75%), 05/25/2042(c)(d)(f)	1,459,881	1,453,488
Series 2022-R06, Class 1M2, 6.85% (30 Day Average SOFR + 3.85%), 05/25/2042(c)(d)(f)	1,250,000	1,201,373
Series 2022-R07, Class 1M1, 5.98% (30 Day Average SOFR + 2.95%), 06/25/2042(c)(d)(f)	1,375,304	1,382,140
Series 2022-R07, Class 1M2, 7.68% (30 Day Average SOFR + 4.65%), 06/25/2042(c)(d)(f)	600,000	598,479
Series 2022-R08, Class 1M1, 5.55% (30 Day Average SOFR + 2.55%), 07/25/2042(c)(d)(f)	1,906,568	1,899,703
Series 2022-R08, Class 1M2, 6.60% (30 Day Average SOFR + 3.60%), 07/25/2042(c)(d)(f)	1,500,000	1,422,188
Freddie Mac
Series 2020-DNA5, Class M2, STACR®, 5.80% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(d)(g)	1,221,256	1,221,716
Series 2021-DNA2, Class M1, STACR®, 3.80% (30 Day Average SOFR + 0.80%), 08/25/2033(c)(d)(g)	372,718	371,122
Series 2021-DNA2, Class M2, STACR®, 5.30% (30 Day Average SOFR + 2.30%), 08/25/2033(c)(d)(g)	4,820,000	4,594,129
Series 2021-DNA3, Class M1, STACR®, 3.75% (30 Day Average SOFR + 0.75%), 10/25/2033(c)(d)(g)	1,444,330	1,420,484
Series 2021-DNA3, Class M2, STACR®, 5.10% (30 Day Average SOFR + 2.10%), 10/25/2033(c)(d)(g)	3,125,000	2,984,379
Series 2021-DNA5, Class M2, STACR®, 4.65% (30 Day Average SOFR + 1.65%), 01/25/2034(c)(d)(g)	3,538,639	3,445,055
Series 2021-DNA6, Class M2, STACR®, 4.50% (30 Day Average SOFR + 1.50%), 10/25/2041(c)(d)(g)	5,571,181	5,124,658
Series 2021-HQA1, Class M1, STACR®, 3.70% (30 Day Average SOFR + 0.70%), 08/25/2033(c)(d)(g)	463,255	460,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2022

	Principal Amount	Value
Series 2021-HQA3, Class M1, STACR®, 3.85% (30 Day Average SOFR + 0.85%), 09/25/2041(c)(d)(g)	$2,717,290	$2,571,999
Series 2022-DNA1, Class M2, STACR®, 5.29% (1 mo. USD LIBOR + 1.70%), 01/25/2050(c)(d)(g)	473,652	465,396
Series 2022-DNA2, Class M1A, STACR®, 4.30% (30 Day Average SOFR + 1.30%), 02/25/2042(c)(d)(g)	2,351,810	2,301,640
Series 2022-DNA2, Class M1B, STACR®, 5.40% (30 Day Average SOFR + 2.40%), 02/25/2042(c)(d)(g)	4,250,000	3,921,199
Series 2022-DNA3, Class M1A, STACR®, 5.00% (30 Day Average SOFR + 2.00%), 04/25/2042(c)(d)(g)	3,499,055	3,431,431
Series 2022-DNA3, Class M1B, STACR®, 5.90% (30 Day Average SOFR + 2.90%), 04/25/2042(c)(d)(g)	4,500,000	4,186,776
Series 2022-DNA4, Class M1A, STACR®, 5.20% (30 Day Average SOFR + 2.20%), 05/25/2042(c)(d)(g)	2,676,092	2,647,426
Series 2022-DNA4, Class M1B, STACR®, 6.35% (30 Day Average SOFR + 3.35%), 05/25/2042(c)(d)(g)	1,500,000	1,418,171
Series 2022-DNA5, Class M1A, STACR®, 5.95% (30 Day Average SOFR + 2.95%), 06/25/2042(c)(d)(g)	2,064,995	2,078,052
Series 2022-DNA5, Class M1B, STACR®, 7.50% (30 Day Average SOFR + 4.50%), 06/25/2042(c)(d)(g)	1,500,000	1,498,425
Series 2022-HQA1, Class M1A, STACR®, 5.10% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(d)(g)	2,702,455	2,689,583
Series 2022-HQA1, Class M1B, STACR®, 6.50% (30 Day Average SOFR + 3.50%), 03/25/2042(c)(d)(g)	2,000,000	1,916,417
Series 2022-HQA2, Class M1, STACR®, 7.00% (30 Day Average SOFR + 4.00%), 07/25/2042(c)(d)(g)	1,500,000	1,466,692
Series 2022-HQA2, Class M1A, STACR®, 5.65% (30 Day Average SOFR + 2.65%), 07/25/2042(c)(d)(g)	1,720,995	1,722,001
Series 2022-HQA3, Class M1, STACR®, 5.30% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(d)(g)	802,053	798,146
Series 2022-HQA3, Class M1, STACR®, 6.55% (30 Day Average SOFR + 3.55%), 08/25/2042(c)(d)(g)	1,380,000	1,295,843

Total Agency Credit Risk Transfer Notes (Cost $98,949,941)		95,500,314

Asset-Backed Securities-16.62%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 3.82%, 02/25/2035(h)	85,916	38,422
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class B, 4.76% (1 mo. USD LIBOR + 1.35%), 04/15/2036(c)(d)	4,000,000	3,910,368

	Principal Amount	Value
BBCMS Mortgage Trust, Series 2019-BWAY, Class B, 4.72% (1 mo. USD LIBOR + 1.31%), 11/15/2034(c)(d)	$3,250,000	$3,062,310
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-7, Class 6A, 3.82%, 10/25/2033(h)	128,166	119,858
Series 2003-8, Class 4A1, 3.32%, 01/25/2034(h)	125,696	120,579
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A, 4.34% (1 mo. USD LIBOR + 0.93%), 10/15/2037(c)(d)	1,388,820	1,340,565
Series 2021-ACNT, Class B, 4.66% (1 mo. USD LIBOR + 1.25%), 11/15/2038(c)(d)	4,000,000	3,773,112
Series 2021-VINO, Class B, 4.26% (1 mo. USD LIBOR + 0.85%), 05/15/2038(c)(d)	2,350,000	2,212,332
Series 2021-VOLT, Class B, 4.36% (1 mo. USD LIBOR + 0.95%), 09/15/2036(c)(d)	2,000,000	1,882,527
Series 2021-VOLT, Class D, 5.06% (1 mo. USD LIBOR + 1.65%), 09/15/2036(c)(d)	1,250,000	1,159,810
BX Trust
Series 2021-LGCY, Class B, 4.27% (1 mo. USD LIBOR + 0.86%), 10/15/2023(c)(d)	3,630,000	3,396,294
Series 2022-IND, Class C, 5.71% (1 mo. Term SOFR + 2.29%), 04/15/2037(c)(d)	3,326,913	3,134,530
Series 2022-LBA6, Class B, 4.68% (1 mo. Term SOFR + 1.30%), 01/15/2039(c)(d)	1,000,000	943,171
Chesapeake Funding II LLC (Canada), Series 2019-2A, Class C, 2.27%, 09/15/2031(d)	400,000	395,537
COMM Mortgage Trust, Series 2019-521F, Class C, 4.71% (1 mo. USD LIBOR + 1.30%), 06/15/2034(c)(d)	4,000,000	3,785,916
Commonbond Student Loan Trust
Series 2017-BGS, Class A2, 4.24% (1 mo. USD LIBOR + 0.65%), 09/25/2042(c)(d)	364,101	354,967
Series 2018-AGS, Class A2, 4.09% (1 mo. USD LIBOR + 0.50%), 02/25/2044(c)(d)	648,768	636,600
DBCG Mortgage Trust, Series 2017-BBG, Class C, 4.41% (1 mo. USD LIBOR + 1.00%), 06/15/2034(c)(d)	3,750,000	3,609,547
Edsouth Indenture No. 9 LLC, Series 2015-1, Class A, 4.39% (1 mo. USD LIBOR + 0.80%), 10/25/2056(c)(d)	425,503	417,717
Great Wolf Trust, Series 2019-WOLF, Class B, 4.75% (1 mo. USD LIBOR + 1.33%), 12/15/2036(c)(d)	3,384,000	3,221,931
GS Mortgage Securities Corp. Trust
Series 2018-TWR, Class A, 4.56% (1 mo. USD LIBOR + 1.15%), 07/15/2031(c)(d)	3,000,000	2,919,944
Series 2021-ROSS, Class A, 4.56% (1 mo. USD LIBOR + 1.15%), 05/15/2026(c)(d)	2,500,000	2,325,625
Series 2022-SHIP, Class B, 4.80% (1 mo. Term SOFR + 1.42%), 08/15/2036(c)(d)	3,000,000	2,949,314
Home Equity Asset Trust, Series 2004-5, Class M2, 4.53% (1 mo. USD LIBOR + 0.95%), 11/25/2034(c)	1,106,896	1,092,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2022

	Principal Amount	Value
Invitation Homes Trust
Series 2018-SFR1, Class B, 4.36% (1 mo. USD LIBOR + 0.95%), 03/17/2037(c)(d)	$999,857	$979,803
Series 2018-SFR4, Class C, 4.81% (1 mo. USD LIBOR + 1.40%), 01/17/2038(c)(d)	2,999,862	2,923,542
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class B, 4.87% (1 mo. USD LIBOR + 1.46%), 06/15/2035(c)(d)	2,385,000	2,282,428
JP Morgan Mortgage Trust
Series 2019-6, Class A11, 4.49% (1 mo. USD LIBOR + 0.90%), 12/25/2049(c)(d)	84,815	78,549
Series 2019-INV2, Class A1, 4.49% (1 mo. USD LIBOR + 0.90%), 02/25/2050(c)(d)	215,820	202,378
Series 2019-INV3, Class A11, 4.08% (1 mo. USD LIBOR + 1.00%), 05/25/2050(c)(d)	99,136	91,638
Series 2019-LTV3, Class A1, 3.93% (1 mo. USD LIBOR + 0.85%), 03/25/2050(c)(d)	46,540	46,322
Series 2020-8, Class A11, 3.18% (30 Day Average SOFR + 0.90%), 03/25/2051(c)(d)	228,161	209,883
Series 2020-LTV1, Class A11, 4.08% (1 mo. USD LIBOR + 1.00%), 06/25/2050(c)(d)	20,697	20,459
Series 2021-1, Class A11, 2.93% (30 Day Average SOFR + 0.65%), 06/25/2051(c)(d)	660,449	595,297
Med Trust, Series 2021-MDLN, Class B, 4.86% (1 mo. USD LIBOR + 1.45%), 11/15/2038(c)(d)	3,000,000	2,849,447
Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A1, 3.95% (30 Day Average SOFR + 0.95%), 08/25/2051(c)(d)	3,136,476	2,850,477
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 4.23% (1 mo. USD LIBOR + 0.64%), 10/25/2028(c)	80,636	75,368
Series 2005-A2, Class A5, 2.77%, 02/25/2035(h)	48,062	44,983
MHP Commercial Mortgage Trust, Series 2021-STOR, Class B, 4.31% (1 mo. USD LIBOR + 0.90%), 07/15/2038(c)(d)	2,500,000	2,364,144
New Residential Advance Receivables Trust, Series 2020-APT1, Class AT1, 1.04%, 12/16/2052(d)	3,500,000	3,475,018
NRZ Advance Receivables Trust, Series 2020-T2, Class AT2, 1.48%, 09/15/2053(d)	1,999,621	1,907,006
OBX Trust
Series 2018-EXP1, Class 2A1, 4.44% (1 mo. USD LIBOR + 0.85%), 04/25/2048(c)(d)	201,213	198,828
Series 2018-EXP2, Class 2A2, 4.54% (1 mo. USD LIBOR + 0.95%), 07/25/2058(c)(d)	293,008	286,994

	Principal Amount	Value
Series 2019-EXP1, Class 2A2, 4.23% (1 mo. USD LIBOR + 1.15%), 01/25/2059(c)(d)	$196,753	$190,568
Series 2019-EXP2, Class 2A2, 4.28% (1 mo. USD LIBOR + 1.20%), 06/25/2059(c)(d)	302,563	290,872
Series 2020-EXP1, Class 2A2, 4.54% (1 mo. USD LIBOR + 0.95%), 02/25/2060(c)(d)	309,215	298,104
Series 2020-EXP3, Class 2A2, 4.79% (1 mo. USD LIBOR + 1.20%), 01/25/2060(c)(d)	503,657	492,242
Series 2020-INV1, Class A11, 3.98% (1 mo. USD LIBOR + 0.90%), 12/25/2049(c)(d)	226,186	209,083
RLGH Trust, Series 2021-TROT, Class B, 4.58% (1 mo. USD LIBOR + 1.16%), 04/15/2036(c)(d)	3,000,000	2,891,232
SMB Private Education Loan Trust
Series 2019-B, Class A2B, 4.41% (1 mo. USD LIBOR + 1.00%), 06/15/2037(c)(d)	2,438,797	2,359,479
Series 2020-A, Class A2B, 4.24% (1 mo. USD LIBOR + 0.83%), 09/15/2037(c)(d)	1,435,152	1,383,743
Series 2021-A, Class A2A2, 4.14% (1 mo. USD LIBOR + 0.73%), 01/15/2053(c)(d)	4,120,966	3,906,655
Series 2022-C, Class A1B, 4.64% (30 Day Average SOFR + 1.85%), 05/16/2050(c)(d)	2,841,605	2,829,427
SMRT, Series 2022-MINI, Class B, 4.73% (1 mo. Term SOFR + 1.35%), 01/15/2039(c)(d)	4,655,000	4,433,569
STAR Trust, Series 2022-SFR3, Class B, 5.37% (1 mo. Term SOFR + 1.95%), 05/17/2024(c)(d)	5,000,000	4,882,742
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2004-AR3, Class A2, 3.10%, 06/25/2034(h)	53,510	49,273
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL, 4.96% (1 mo. USD LIBOR + 1.55%), 01/15/2059(c)(d)	2,500,000	2,462,125

Total Asset-Backed Securities (Cost $98,185,410)		94,965,128

U.S. Treasury Securities-15.12%
U.S. Treasury Floating Rate Notes-15.12%
4.04% (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%), 04/30/2024(c)	68,750,000	68,650,164
4.15% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%), 07/31/2024(c)	17,750,000	17,732,734

Total U.S. Treasury Securities (Cost $86,478,825)		86,382,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2022

	Principal
	Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities-3.03%
Collateralized Mortgage Obligations-2.67%
Fannie Mae REMICs
3.89% (1 mo. USD LIBOR + 0.30%), 04/25/2035(c)	$1,288,475	$1,283,036
3.94% (1 mo. USD LIBOR + 0.35%), 09/25/2041(c)	5,841	5,829
2.88%, (1 mo. USD LIBOR + 0.32%), 01/25/45 to 12/25/47(c)	944,372	908,296
4.09% (1 mo. USD LIBOR + 0.50%), 05/25/2046(c)	246,616	241,564
2.86% (1 mo. USD LIBOR + 0.30%), 09/25/2047(c)	683,885	665,953
Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN2, Class M1, 4.80% (30 Day Average SOFR + 1.80%), 07/25/2041(c)(d)	3,594,480	3,262,775
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series KF35, Class A, 3.49% (1 mo. USD LIBOR + 0.35%), 08/25/2024(c)	165,691	165,139
Series KF35, Class A, 3.53% (1 mo. USD LIBOR + 0.39%), 10/25/2025(c)	1,230,989	1,211,883
Series KF81, Class AS, 2.87% (30 Day Average SOFR + 0.40%), 06/25/2027(c)	1,591,657	1,578,887
Series Q008, Class A, 3.53% (1 mo. USD LIBOR + 0.39%), 10/25/2045(c)	1,031,640	1,022,086
Freddie Mac REMICs
2.91% (1 mo. USD LIBOR + 0.35%), 09/15/2038(c)	701,965	699,683
2.95% (1 mo. USD LIBOR + 0.45%), 09/15/2040(c)	570,539	557,840
3.91% (1 mo. USD LIBOR + 0.50%), 06/15/2041(c)	175,195	172,832
2.88% (1 mo. USD LIBOR + 0.32%), 08/15/2043(c)	691,272	681,651
3.76% (1 mo. USD LIBOR + 0.35%), 01/15/2048(c)	2,908,146	2,808,422

		15,265,876

Federal Home Loan Mortgage Corp. (FHLMC)-0.15%
ARM, 2.28% (1 yr. USD LIBOR + 1.62%), 06/01/2037(c)	274,363	273,723
ARM, 3.29% (1 yr. USD LIBOR + 1.74%), 11/01/2038(c)	283,497	286,587
ARM, 3.05% (1 yr. USD LIBOR + 1.73%), 03/01/2043(c)	256,179	256,470

		816,780

Investment Abbreviations:
ARM	-Adjustable Rate Mortgage
Ctfs.	-Certificates
LIBOR	-London Interbank Offered Rate
REMICs	-Real Estate Mortgage Investment Conduits
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
USD	-U.S. Dollar

	Principal
	Amount	Value
Federal National Mortgage Association (FNMA)-0.21%
ARM, 2.02% (1 yr. USD LIBOR + 1.64%), 02/01/2035(c)	$48,531	$47,642
ARM, 3.50% (6 mo. USD LIBOR + 1.57%), 07/01/2035(c)	45,203	46,114
ARM, 3.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.33%), 07/01/2035(c)	659,509	674,653
ARM, 3.97% (1 yr. USD LIBOR + 1.72%), 10/01/2036(c)	133,746	134,002
ARM, 2.53% (1 yr. USD LIBOR + 1.78%), 03/01/2037(c)	197,114	194,281
ARM, 2.86% (1 yr. USD LIBOR + 1.53%), 11/01/2037(c)	112,628	113,114

		1,209,806

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $17,948,424)		17,292,462

	Shares
Money Market Funds-0.19%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(i)(j) (Cost $1,075,009)	1,075,009	1,075,009

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.72% (Cost $580,671,090)		569,743,883

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.42%
Invesco Private Government Fund, 3.18%(i)(j)(k)	5,473,023	5,473,023
Invesco Private Prime Fund, 3.28%(i)(j)(k)	14,069,884	14,069,884

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,542,286)		19,542,907

TOTAL INVESTMENTS IN SECURITIES-103.14% (Cost $600,213,376)		589,286,790
OTHER ASSETS LESS LIABILITIES-(3.14)%		(17,960,209)

NET ASSETS-100.00%.		$571,326,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $261,325,095, which represented 45.74% of the Fund’s Net Assets.

(e)	Perpetual bond with no specified maturity date.
(f)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(g)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(i)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	October 31, 2021	at Cost	from Sales	Appreciation	(Loss)	October 31, 2022	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$178,982	$461,938,561	$(461,042,534)	$-	$-	$1,075,009	$49,024

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,309,054	92,155,437	(89,991,468)	-	-	5,473,023	41,330	*

Invesco Private Prime Fund	7,721,126	210,192,337	(203,838,467)	621	(5,733)	14,069,884	113,515	*

Total	$11,209,162	$764,286,335	$(754,872,469)	$621	$(5,733)	$20,617,916	$203,869

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

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83

Statements of Assets and Liabilities

October 31, 2022

	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Balanced Multi-Asset Allocation ETF (PSMB)	Invesco Conservative Multi-Asset Allocation ETF (PSMC)
Assets:
Unaffiliated investments in securities, at value(a)	$112,812,573	$-	$-
Affiliated investments in securities, at value(a)	6,034,191	37,189,546	13,093,421
Deposits with brokers:
Cash collateral-futures contracts	-	-	-
Cash collateral-centrally cleared swap agreements	-	-	-
Receivable for:
Dividends and interest	44,017	8	3
Variation margin on centrally cleared swap agreements	-	-	-
Securities lending	750	11,961	7,349
Investments sold	-	-	-
Fund shares sold	-	428,824	-

Total assets	118,891,531	37,630,339	13,100,773

Liabilities:
Other investments:
Unrealized depreciation on futures contracts	-	-	-
Due to custodian	55,945	-	2,576
Payable for:
Variation margin on futures contracts	-	-	-
Investments purchased	-	428,499	-
Collateral upon return of securities loaned	6,034,115	893,200	1,063,016
Accrued unitary management fees	31,536	1,495	508

Total liabilities	6,121,596	1,323,194	1,066,100

Net Assets	$112,769,935	$36,307,145	$12,034,673

Net assets consist of:
Shares of beneficial interest	$136,244,971	$41,013,338	$14,194,210
Distributable earnings (loss)	(23,475,036)	(4,706,193)	(2,159,537)

Net Assets	$112,769,935	$36,307,145	$12,034,673

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,290,000	2,540,001	1,030,001
Net asset value	$87.42	$14.29	$11.68

Market price	$87.45	$14.29	$11.68

Unaffiliated investments in securities, at cost	$130,228,835	$-	$-

Affiliated investments in securities, at cost	$6,034,115	$41,190,836	$15,208,594

(a) Includes securities on loan with an aggregate value of:	$5,907,945	$854,498	$1,029,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Growth Multi-Asset Allocation ETF (PSMG)	Invesco High Yield Bond Factor ETF (IHYF)	Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	Invesco S&P 500® Downside Hedged ETF (PHDG)

$-	$32,978,188	$-	$191,123,406
26,846,811	2,963,610	24,140,996	61,198,682

-	-	-	35,790,606
-	164,978	-	-

5	577,379	5	285,870
-	23,543	-	-
6,436	574	7,755	354
-	-	-	285,741
-	-	264,542	-

26,853,252	36,708,272	24,413,298	288,684,659

-	-	-	3,787,846
4,438	-	1,816	-

-	15,524	-	285,740
-	-	264,401	125,140
497,002	2,661,443	2,453,642	4,701,340
1,050	11,115	892	88,168

502,490	2,688,082	2,720,751	8,988,234

$26,350,762	$34,020,190	$21,692,547	$279,696,425

$29,003,877	$40,874,614	$25,085,216	$356,085,515
(2,653,115)	(6,854,424)	(3,392,669)	(76,389,090)

$26,350,762	$34,020,190	$21,692,547	$279,696,425

1,650,001	1,620,001	1,640,001	7,950,000
$15.97	$21.00	$13.23	$35.18

$15.98	$21.05	$13.23	$35.24

$-	$37,205,701	$-	$187,114,247

$28,862,230	$2,963,657	$27,405,672	$61,200,349

$484,337	$2,543,064	$2,384,587	$4,561,548

85

Statements of Assets and Liabilities—(continued)

October 31, 2022

	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)
Assets:
Unaffiliated investments in securities, at value(a)	$854,542,999	$2,139,237,481	$568,668,874
Affiliated investments in securities, at value(a)	83,396,016	1,950,142	20,617,916
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	-	1,719,513	-
Cash	42,680,529	442,210	6,238
Foreign currencies, at value	148,713	673	-
Cash collateral-TBAs	960,000	-	-
Receivable for:
Dividends and interest	5,915,777	5,816,797	1,681,230
Variation margin on futures contracts	242,563	-	-
Securities lending	16,717	202	4,556
Investments sold	21,758,292	-	38,108
Investments matured, at value	46,206	-	-
Other assets	-	39,357	-

Total assets	1,009,707,812	2,149,206,375	591,016,922

Liabilities:
Payable for:
Investments purchased	30,384,873	4,162,667	-
Investments purchased - TBA	148,528,711	-	-
Collateral upon return of securities loaned	83,396,651	1,950,142	19,542,286
Fund shares repurchased	8,946,932	34,478,147	-
Accrued unitary management fees	327,541	-	148,055
Accrued advisory fees	-	368,447	-
Accrued trustees’ and officer’s fees	-	16,888	-
Accrued expenses	-	205,951	-
Other payables	9,664	-	-

Total liabilities	271,594,372	41,182,242	19,690,341

Net Assets	$738,113,440	$2,108,024,133	$571,326,581

Net assets consist of:
Shares of beneficial interest	$954,752,680	$2,163,287,547	$586,926,990
Distributable earnings (loss)	(216,639,240)	(55,263,414)	(15,600,409)

Net Assets	$738,113,440	$2,108,024,133	$571,326,581

Shares outstanding (unlimited amount authorized, $0.01 par value)	16,500,000	42,800,000	23,250,001
Net asset value	$44.73	$49.25	$24.57

Market price	$44.67	$49.24	$24.56

Unaffiliated investments in securities, at cost	$976,710,331	$2,191,789,639	$579,596,081

Affiliated investments in securities, at cost	$83,396,651	$1,950,142	$20,617,295

Foreign currencies, at cost	$161,935	$689	$-

Investments matured, at cost	$748,467	$-	$-

(a) Includes securities on loan with an aggregate value of:	$80,139,922	$1,890,826	$19,063,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

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87

Statements of Operations

For the year ended October 31, 2022

	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Balanced Multi-Asset Allocation ETF (PSMB)	Invesco Conservative Multi-Asset Allocation ETF (PSMC)	Invesco Growth Multi-Asset Allocation ETF (PSMG)
Investment income:
Unaffiliated interest income	$-	$-	$-	$-
Unaffiliated dividend income	2,702,086	-	-	-
Affiliated dividend income	653	780,328	399,545	531,615
Securities lending income, net	8,297	99,516	49,235	71,868
Foreign withholding tax	-	-	-	-

Total investment income	2,711,036	879,844	448,780	603,483

Expenses:
Unitary management fees	446,984	14,639	7,247	11,331
Advisory fees	-	-	-	-
Accounting & administration fees	-	-	-	-
Custodian & transfer agent fees	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-
Tax expenses	-	-	-	-
Other expenses	-	-	-	-

Total expenses	446,984	14,639	7,247	11,331

Less: Waivers	(38)	(3)	(2)	(2)

Net expenses	446,946	14,636	7,245	11,329

Net investment income	2,264,090	865,208	441,535	592,154

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(366,255)	-	-	-
Affiliated investment securities	(1,795)	(839,726)	(197,694)	(542,216)
Unaffiliated in-kind redemptions	6,624,717	-	-	-
Affiliated in-kind redemptions	-	891,568	(78,884)	835,940
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	-	-	-
Swap agreements	-	-	-	-
Written options	-	-	-	-
Distributions of underlying fund shares	-	12,797	8,235	11,917

Net realized gain (loss)	6,256,667	64,639	(268,343)	305,641

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(35,989,928)	-	-	-
Affiliated investment securities	76	(5,900,415)	(2,294,697)	(4,252,252)
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	-	-	-
Swap agreements	-	-	-	-
Written options	-	-	-	-

Change in net unrealized appreciation (depreciation)	(35,989,852)	(5,900,415)	(2,294,697)	(4,252,252)

Net realized and unrealized gain (loss)	(29,733,185)	(5,835,776)	(2,563,040)	(3,946,611)

Net increase (decrease) in net assets resulting from operations	$(27,469,095)	$(4,970,568)	$(2,121,505)	$(3,354,457)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco High Yield Bond Factor ETF (IHYF)	Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	Invesco S&P 500® Downside Hedged ETF (PHDG)	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)

$1,991,117	$-	$-	$30,873,076	$34,553,574	$11,836,154
-	-	3,124,541	18,210	-	3
2,769	591,804	712,096	-	-	49,024
10,539	75,757	3,402	240,921	12,352	30,581
-	-	(550)	(420)	(6,992)	-

2,004,425	667,561	3,839,489	31,131,787	34,558,934	11,915,762

149,917	11,341	1,232,904	4,728,333	-	1,747,083
-	-	-	-	5,014,910	-
-	-	-	-	218,188	-
-	-	-	-	24,134	-
-	-	-	-	13,524	-
-	-	103	2,635	-	-
-	-	-	-	276,961	-

149,917	11,341	1,233,007	4,730,968	5,547,717	1,747,083

(153)	(2)	(45,429)	-	-	(3,790)

149,764	11,339	1,187,578	4,730,968	5,547,717	1,743,293

1,854,661	656,222	2,651,911	26,400,819	29,011,217	10,172,469

(1,834,078)	-	(11,642,146)	(100,602,161)	(7,139,862)	421,915
(1,629)	(538,645)	(6,631)	(24,924)	(2,118)	(5,733)
-	-	(164,369)	-	-	-
-	(7,935)	-	-	-	-
-	-	-	(3,997)	67,976	-
-	-	-	212,978	539,872	-
(612,977)	-	(5,411,441)	8,432,619	-	-
(22,411)	-	-	(510,522)	-	-
-	-	-	(200,364)	-	-
-	10,322	-	-	-	-

(2,471,095)	(536,258)	(17,224,587)	(92,696,371)	(6,534,132)	416,182

(4,439,851)	-	(991,068)	(127,518,905)	(54,344,731)	(13,413,325)
(47)	(4,068,775)	1,318	(636)	-	621
-	-	-	(18,948)	60	-
-	-	-	(11,600)	1,719,513	-
(162,004)	-	(6,624,453)	(80,514)	-	-
12,736	-	-	(71,657)	-	-
-	-	-	(20,037)	-	-

(4,589,166)	(4,068,775)	(7,614,203)	(127,722,297)	(52,625,158)	(13,412,704)

(7,060,261)	(4,605,033)	(24,838,790)	(220,418,668)	(59,159,290)	(12,996,522)

$(5,205,600)	$(3,948,811)	$(22,186,879)	$(194,017,849)	$(30,148,073)	$(2,824,053)

89

Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco Active U.S. Real Estate ETF (PSR)		Invesco Balanced Multi-Asset Allocation ETF (PSMB)
	2022	2021	2022	2021
Operations:
Net investment income	$2,264,090	$1,752,191	$865,208	$279,331
Net realized gain (loss)	6,256,667	8,106,247	64,639	541,115
Change in net unrealized appreciation (depreciation)	(35,989,852)	27,432,821	(5,900,415)	1,738,180

Net increase (decrease) in net assets resulting from operations	(27,469,095)	37,291,259	(4,970,568)	2,558,626

Distributions to Shareholders from:
Distributable earnings	(3,208,010)	(2,872,518)	(851,423)	(245,687)
Return of capital	-	-	-	-

Total distributions to shareholders	(3,208,010)	(2,872,518)	(851,423)	(245,687)

Shareholder Transactions:
Proceeds from shares sold	63,317,998	41,753,739	29,426,264	14,517,098
Value of shares repurchased	(49,964,637)	(24,348,396)	(9,064,426)	(3,221,777)

Net increase (decrease) in net assets resulting from share transactions	13,353,361	17,405,343	20,361,838	11,295,321

Net increase (decrease) in net assets	(17,323,744)	51,824,084	14,539,847	13,608,260

Net assets:
Beginning of year	130,093,679	78,269,595	21,767,298	8,159,038

End of year	$112,769,935	$130,093,679	$36,307,145	$21,767,298

Changes in Shares Outstanding:
Shares sold	610,000	420,000	1,860,000	890,000
Shares repurchased	(500,000)	(240,000)	(600,000)	(210,000)
Shares outstanding, beginning of year	1,180,000	1,000,000	1,280,001	600,001

Shares outstanding, end of year	1,290,000	1,180,000	2,540,001	1,280,001

(a)	For the period November 30, 2020 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Conservative Multi-Asset Allocation ETF (PSMC)		Invesco Growth Multi-Asset Allocation ETF (PSMG)		Invesco High Yield Bond Factor ETF (IHYF)		Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
2022	2021	2022	2021	2022	2021(a)	2022	2021

$441,535	$257,499	$592,154	$238,002	$1,854,661	$1,393,289	$656,222	$207,379
(268,343)	591,830	305,641	283,544	(2,471,095)	239,932	(536,258)	135,286
(2,294,697)	118,608	(4,252,252)	2,286,665	(4,589,166)	149,386	(4,068,775)	825,575

(2,121,505)	967,937	(3,354,457)	2,808,211	(5,205,600)	1,782,607	(3,948,811)	1,168,240

(460,035)	(237,183)	(603,116)	(221,953)	(2,033,283)	(1,401,608)	(563,154)	(157,476)
-	-	-	-	(166,039)	-	-	-

(460,035)	(237,183)	(603,116)	(221,953)	(2,199,322)	(1,401,608)	(563,154)	(157,476)

7,327,955	26,952,467	16,294,064	12,083,425	1,004,724	41,110,278	39,360,995	14,477,305
(6,621,527)	(21,476,580)	(5,382,346)	(890,037)	(1,070,889)	-	(31,393,642)	(1,284,126)

706,428	5,475,887	10,911,718	11,193,388	(66,165)	41,110,278	7,967,353	13,193,179

(1,875,112)	6,206,641	6,954,145	13,779,646	(7,471,087)	41,491,277	3,455,388	14,203,943

13,909,785	7,703,144	19,396,617	5,616,971	41,491,277	-	18,237,159	4,033,216

$12,034,673	$13,909,785	$26,350,762	$19,396,617	$34,020,190	$41,491,277	$21,692,547	$18,237,159

550,000	1,980,000	940,000	680,000	40,000	1,630,001	2,640,000	950,000
(520,000)	(1,580,000)	(320,000)	(50,000)	(50,000)	-	(2,160,000)	(90,000)
1,000,001	600,001	1,030,001	400,001	1,630,001	-	1,160,001	300,001

1,030,001	1,000,001	1,650,001	1,030,001	1,620,001	1,630,001	1,640,001	1,160,001

91

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2022 and 2021

	Invesco S&P 500® Downside Hedged ETF (PHDG)		Invesco Total Return Bond ETF (GTO)
	2022	2021	2022	2021
Operations:
Net investment income	$2,651,911	$892,506	$26,400,819	$13,733,102
Net realized gain (loss)	(17,224,587)	12,023,258	(92,696,371)	(136,638)
Change in net unrealized appreciation (depreciation)	(7,614,203)	7,842,478	(127,722,297)	(2,849,319)

Net increase (decrease) in net assets resulting from operations	(22,186,879)	20,758,242	(194,017,849)	10,747,145

Distributions to Shareholders from:
Distributable earnings	(2,159,005)	(849,261)	(27,071,935)	(23,394,492)

Shareholder Transactions:
Proceeds from shares sold	273,519,437	197,749,727	339,347,967	591,077,610
Value of shares repurchased	(219,854,579)	(110,323,541)	(376,751,352)	(45,280,486)

Net increase (decrease) in net assets resulting from share transactions	53,664,858	87,426,186	(37,403,385)	545,797,124

Net increase (decrease) in net assets	29,318,974	107,335,167	(258,493,169)	533,149,777

Net assets:
Beginning of year	250,377,451	143,042,284	996,606,609	463,456,832

End of year	$279,696,425	$250,377,451	$738,113,440	$996,606,609

Changes in Shares Outstanding:
Shares sold	7,450,000	5,600,000	6,450,000	10,350,000
Shares repurchased	(6,300,000)	(3,200,000)	(7,550,000)	(800,000)
Shares outstanding, beginning of year	6,800,000	4,400,000	17,600,000	8,050,000

Shares outstanding, end of year	7,950,000	6,800,000	16,500,000	17,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco Ultra Short Duration ETF (GSY)		Invesco Variable Rate Investment Grade ETF (VRIG)
2022	2021	2022	2021

$29,011,217	$18,990,157	$10,172,469	$3,587,926
(6,534,132)	2,218,969	416,182	497,407
(52,625,158)	(10,628,974)	(13,412,704)	3,235,602

(30,148,073)	10,580,152	(2,824,053)	7,320,935

(26,604,416)	(19,527,454)	(9,861,832)	(3,754,424)

184,509,896	298,120,823	244,635,632	107,814,462
(961,961,493)	(358,552,341)	(132,275,441)	(92,749,796)

(777,451,597)	(60,431,518)	112,360,191	15,064,666

(834,204,086)	(69,378,820)	99,674,306	18,631,177

2,942,228,219	3,011,607,039	471,652,275	453,021,098

$2,108,024,133	$2,942,228,219	$571,326,581	$471,652,275

3,700,000	5,900,000	9,800,000	4,300,000
(19,300,000)	(7,100,000)	(5,350,000)	(3,700,000)
58,400,000	59,600,000	18,800,001	18,200,001

42,800,000	58,400,000	23,250,001	18,800,001

93

Financial Highlights

Invesco Active U.S. Real Estate ETF (PSR)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$110.25	$78.27	$97.24	$79.45	$80.07

Net investment income(a)	1.83	1.59	2.11	2.16	2.05
Net realized and unrealized gain (loss) on investments	(22.07)	32.99	(18.34)	18.01	(1.24)

Total from investment operations	(20.24)	34.58	(16.23)	20.17	0.81

Distributions to shareholders from:
Net investment income	(2.59)	(2.60)	(2.74)	(2.38)	(1.43)

Net asset value at end of year	$87.42	$110.25	$78.27	$97.24	$79.45

Market price at end of year(b)	$87.45	$110.26	$78.23	$97.13	$79.30

Net Asset Value Total Return(c)	(18.66)%	44.71%	(16.56)%	25.82%	1.02%
Market Price Total Return(c)	(18.65)%	44.82%	(16.52)%	25.90%	0.87%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$112,770	$130,094	$78,270	$121,552	$27,807
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.53%
Net investment income	1.77%	1.61%	2.46%	2.40%	2.58%
Portfolio turnover rate(d)	68%	83%	51%	30%	92%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights–(continued)

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$17.01	$13.60	$14.15	$13.10		$13.32

Net investment income(a)(b)	0.46	0.33	0.37	0.38		0.36
Net realized and unrealized gain (loss) on investments	(2.74)	3.39	(0.12)	1.09		(0.23)

Total from investment operations	(2.28)	3.72	0.25	1.47		0.13

Distributions to shareholders from:
Net investment income	(0.44)	(0.31)	(0.45)	(0.38)		(0.32)
Net realized gains	-	-	(0.35)	(0.04)		(0.03)

Total distributions	(0.44)	(0.31)	(0.80)	(0.42)		(0.35)

Net asset value at end of year	$14.29	$17.01	$13.60	$14.15		$13.10

Market price at end of year(c)	$14.29	$16.99	$13.57	$14.17		$13.14

Net Asset Value Total Return(d)	(13.54)%	27.55%	1.86%	11.57%		0.89%
Market Price Total Return(d)	(13.44)%	27.68%	1.49%	11.37%		1.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$36,307	$21,767	$8,159	$4,246		$2,620
Ratio to average net assets of:
Expenses(e)	0.05%	0.05%	0.05%	0.11	%(f)	0.05%
Net investment income(b)	2.96%	2.02%	2.72%	2.81	%(f)	2.68%
Portfolio turnover rate(g)	32%	28%	50%	56%		26%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.06%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights–(continued)

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$13.91	$12.84	$13.02	$12.49		$12.87

Net investment income(a)(b)	0.39	0.35	0.38	0.46		0.44
Net realized and unrealized gain (loss) on investments	(2.20)	1.07	0.09	0.73		(0.38)

Total from investment operations	(1.81)	1.42	0.47	1.19		0.06

Distributions to shareholders from:
Net investment income	(0.41)	(0.35)	(0.36)	(0.66)		(0.42)
Net realized gains	(0.01)	-	(0.29)	-		(0.02)

Total distributions	(0.42)	(0.35)	(0.65)	(0.66)		(0.44)

Net asset value at end of year	$11.68	$13.91	$12.84	$13.02		$12.49

Market price at end of year(c)	$11.68	$13.92	$12.82	$13.04		$12.49

Net Asset Value Total Return(d)	(13.22)%	11.18%	3.84%	9.80%		0.39%
Market Price Total Return(d)	(13.29)%	11.44%	3.51%	9.96%		0.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$12,035	$13,910	$7,703	$3,905		$1,249
Ratio to average net assets of:
Expenses(e)	0.05%	0.05%	0.05%	0.09	%(f)	0.05%
Net investment income(b)	3.05%	2.56%	3.01%	3.60	%(f)	3.42%
Portfolio turnover rate(g)	26%	33%	41%	32%		38%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights–(continued)

Invesco Growth Multi-Asset Allocation ETF (PSMG)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$18.83	$14.04	$14.67	$13.45		$13.56

Net investment income(a)(b)	0.45	0.34	0.42	0.38		0.35
Net realized and unrealized gain (loss) on investments	(2.84)	4.77	(0.49)	1.23		(0.15)

Total from investment operations	(2.39)	5.11	(0.07)	1.61		0.20

Distributions to shareholders from:
Net investment income	(0.47)	(0.32)	(0.34)	(0.35)		(0.28)
Net realized gains	-	-	(0.22)	(0.04)		(0.03)

Total distributions	(0.47)	(0.32)	(0.56)	(0.39)		(0.31)

Net asset value at end of year	$15.97	$18.83	$14.04	$14.67		$13.45

Market price at end of year(c)	$15.98	$18.83	$14.05	$14.69		$13.50

Net Asset Value Total Return(d)	(12.83)%	36.68%	(0.45)%	12.24%		1.43%
Market Price Total Return(d)	(12.78)%	36.58%	(0.52)%	11.97%		1.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$26,351	$19,397	$5,617	$4,400		$2,691
Ratio to average net assets of:
Expenses(e)	0.05%	0.05%	0.05%	0.10	%(f)	0.05%
Net investment income(b)	2.61%	1.92%	3.01%	2.70	%(f)	2.51%
Portfolio turnover rate(g)	34%	25%	43%	81%		21%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights–(continued)

Invesco High Yield Bond Factor ETF (IHYF)

	Year Ended October 31, 2022	For the Period November 30, 2020(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.45	$25.00

Net investment income(b)	1.12	0.97
Net realized and unrealized gain (loss) on investments	(4.14)	0.43

Total from investment operations	(3.02)	1.40

Distributions to shareholders from:
Net investment income	(1.22)	(0.95)
Net realized gains	(0.11)	-
Return of capital	(0.10)	-

Total distributions	(1.43)	(0.95)

Net asset value at end of period	$21.00	$25.45

Market price at end of period(c)	$21.05	$25.51

Net Asset Value Total Return(d)	(12.57)%	5.65	%(e)
Market Price Total Return(d)	(12.59)%	5.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$34,020	$41,491
Ratio to average net assets of:
Expenses	0.39%	0.40	%(f)
Net investment income	4.82%	4.14	%(f)
Portfolio turnover rate(g)	71%	49%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 2, 2020, the first day of trading on the exchange) to October 31, 2021 was 5.39%. The market price total return from Fund Inception to October 31, 2021 was 5.30%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights–(continued)

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$15.72	$13.44	$13.79	$12.76		$13.10

Net investment income(a)(b)	0.42	0.34	0.40	0.46		0.40
Net realized and unrealized gain (loss) on investments	(2.52)	2.24	(0.08)	0.94		(0.34)

Total from investment operations	(2.10)	2.58	0.32	1.40		0.06

Distributions to shareholders from:
Net investment income	(0.39)	(0.30)	(0.42)	(0.36)		(0.37)
Net realized gains	-	-	(0.25)	(0.01)		(0.03)

Total distributions	(0.39)	(0.30)	(0.67)	(0.37)		(0.40)

Net asset value at end of year	$13.23	$15.72	$13.44	$13.79		$12.76

Market price at end of year(c)	$13.23	$15.74	$13.43	$13.82		$12.78

Net Asset Value Total Return(d)	(13.56)%	19.34%	2.55%	11.22%		0.40%
Market Price Total Return(d)	(13.68)%	19.57%	2.25%	11.28%		0.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$21,693	$18,237	$4,033	$5,516		$1,276
Ratio to average net assets of:
Expenses(e)	0.05%	0.05%	0.05%	0.11	%(f)	0.05%
Net investment income(b)	2.89%	2.20%	2.98%	3.48	%(f)	3.03%
Portfolio turnover rate(g)	33%	27%	43%	65%		32%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.06%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights–(continued)

Invesco S&P 500® Downside Hedged ETF (PHDG)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$36.82	$32.51	$26.72	$27.92		$26.67

Net investment income(a)	0.30	0.18	0.21	0.46		0.41
Net realized and unrealized gain (loss) on investments	(1.69)	4.31	5.94	(1.21)		1.36

Total from investment operations	(1.39)	4.49	6.15	(0.75)		1.77

Distributions to shareholders from:
Net investment income	(0.25)	(0.18)	(0.36)	(0.45)		(0.52)

Net asset value at end of year	$35.18	$36.82	$32.51	$26.72		$27.92

Market price at end of year(b)	$35.24	$36.78	$32.58	$26.65		$27.86

Net Asset Value Total Return(c)	(3.78)%	13.86%	23.19%	(2.71)%		6.61%
Market Price Total Return(c)	(3.51)%	13.49%	23.78%	(2.75)%		6.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$279,696	$250,377	$143,042	$20,037		$26,523
Ratio to average net assets of:
Expenses, after Waivers(d)	0.38%	0.38%	0.34%	0.36	%(e)	0.38%
Expenses, prior to Waivers(d)	0.39%	0.39%	0.39%	0.40	%(e)	0.39%
Net investment income	0.84%	0.52%	0.68%	1.66	%(e)	1.45%
Portfolio turnover rate(f)	1,189%	597%	1,172%	608%		542%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights–(continued)

Invesco Total Return Bond ETF (GTO)

						Two Months Ended
	Years Ended October 31,					October 31,		Year Ended August 31,
	2022	2021	2020	2019		2018		2018
Per Share Operating Performance:
Net asset value at beginning of period	$56.63	$57.57	$54.39	$50.89		$52.10		$52.61

Net investment income(a)	1.43	1.11	1.26	1.44		0.31		1.47
Net realized and unrealized gain (loss) on investments	(11.85)	0.08	3.47	4.57		(1.20)		(0.37)

Total from investment operations	(10.42)	1.19	4.73	6.01		(0.89)		1.10

Distributions to shareholders from:
Net investment income	(1.48)	(1.04)	(1.29)	(1.55)		(0.32)		(1.49)
Net realized gains	-	(1.09)	(0.26)	(0.96)		-		(0.12)

Total distributions	(1.48)	(2.13)	(1.55)	(2.51)		(0.32)		(1.61)

Net asset value at end of period	$44.73	$56.63	$57.57	$54.39		$50.89		$52.10

Market price at end of period(b)	$44.67	$56.67	$57.57	$54.43		$50.93		$52.10

Net Asset Value Total Return(c)	(18.65)%	2.06%	8.85%	12.22%		(1.72)%		2.14%
Market Price Total Return(c)	(18.81)%	2.14%	8.77%	12.20%		(1.64)%		2.02%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$738,113	$996,607	$463,457	$176,783		$40,713		$41,678
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%(d)	0.50	%(e)	0.50%
Expenses, prior to Waivers	0.50%	0.50%	0.50%	0.50	%(d)	0.50	%(e)	0.51%
Net investment income	2.79%	1.96%	2.25%	2.75%		3.58	%(e)	2.80%
Portfolio turnover rate(f)	361%	475%	434%	511%		53%		219%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights–(continued)

Invesco Ultra Short Duration ETF (GSY)

					Five Months Ended
	Years Ended October 31,				October 31,		Year Ended May 31,
	2022	2021	2020	2019	2018		2018
Per Share Operating Performance:
Net asset value at beginning of year	$50.38	$50.53	$50.42	$50.20	$50.28		$50.28

Net investment income(a)	0.58	0.32	0.84	1.38	0.55		0.87
Net realized and unrealized gain (loss)on investments	(1.15)	(0.14)	0.17	0.24	(0.06)		0.14

Total from investment operations	(0.57)	0.18	1.01	1.62	0.49		1.01

Distributions to shareholders from:
Net investment income	(0.56)	(0.33)	(0.88)	(1.39)	(0.57)		(1.01)
Net realized gains	-	-	(0.02)	(0.01)	-		-

Total distributions	(0.56)	(0.33)	(0.90)	(1.40)	(0.57)		(1.01)

Net asset value at end of year	$49.25	$50.38	$50.53	$50.42	$50.20		$50.28

Market price at end of year(b)	$49.24	$50.38	$50.54	$50.42	$50.22		$50.29

Net Asset Value Total Return(c)	(1.13)%	0.36%	2.01%	3.25%	0.98%		2.02%
Market Price Total Return(c)	(1.15)%	0.34%	2.04%	3.20%	1.00%		2.02%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,108,024	$2,942,228	$3,011,607	$2,621,784	$1,611,555		$1,166,465
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22%	0.23%	0.25	%(d)	0.27%
Expenses, prior to Waivers	0.22%	0.22%	0.22%	0.23%	0.25	%(d)	0.28%
Net investment income	1.16%	0.63%	1.68%	2.77%	2.64	%(d)	1.74%
Portfolio turnover rate(e)	28%	57%	53%	30%	6%		56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Financial Highlights–(continued)

Invesco Variable Rate Investment Grade ETF (VRIG)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$25.09	$24.89	$24.94	$25.02	$25.20

Net investment income(a)	0.43	0.19	0.40	0.75	0.65
Net realized and unrealized gain (loss) on investments	(0.54)	0.21	0.02	(0.03)	(0.15)

Total from investment operations	(0.11)	0.40	0.42	0.72	0.50

Distributions to shareholders from:
Net investment income	(0.41)	(0.20)	(0.44)	(0.80)	(0.68)
Return of capital	-	-	(0.03)	-	-

Total distributions	(0.41)	(0.20)	(0.47)	(0.80)	(0.68)

Net asset value at end of year	$24.57	$25.09	$24.89	$24.94	$25.02

Market price at end of year(b)	$24.56	$25.10	$24.89	$24.95	$25.02

Net Asset Value Total Return(c)	(0.45)%	1.62%	1.75%	2.92%	2.01%
Market Price Total Return(c)	(0.53)%	1.66%	1.72%	2.96%	1.92%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$571,327	$471,652	$453,021	$391,527	$447,868
Ratio to average net assets of:
Expenses, after Waivers	0.30%	0.30%	0.29%	0.30%	0.30%
Expenses, prior to Waivers	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	1.75%	0.77%	1.64%	3.00%	2.59%
Portfolio turnover rate(d)	101%	93%	99%	62%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2022

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Active U.S. Real Estate ETF (PSR)	“Active U.S. Real Estate ETF”

Invesco Balanced Multi-Asset Allocation ETF (PSMB)	“Balanced Multi-Asset Allocation ETF”

Invesco Conservative Multi-Asset Allocation ETF (PSMC)	“Conservative Multi-Asset Allocation ETF”

Invesco Growth Multi-Asset Allocation ETF (PSMG)	“Growth Multi-Asset Allocation ETF”

Invesco High Yield Bond Factor ETF (IHYF)	“High Yield Bond Factor ETF”

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	“Moderately Conservative Multi-Asset Allocation ETF”

Invesco S&P 500® Downside Hedged ETF (PHDG)	“S&P 500® Downside Hedged ETF”

Invesco Total Return Bond ETF (GTO)	“Total Return Bond ETF”

Invesco Ultra Short Duration ETF (GSY)	“Ultra Short Duration ETF”

Invesco Variable Rate Investment Grade ETF (VRIG)	“Variable Rate Investment Grade ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange

Active U.S. Real Estate ETF	NYSE Arca, Inc.

Balanced Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

Conservative Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

Growth Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

High Yield Bond Factor ETF	The NASDAQ Stock Market

Moderately Conservative Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

S&P 500® Downside Hedged ETF	NYSE Arca, Inc.

Total Return Bond ETF	NYSE Arca, Inc.

Ultra Short Duration ETF	NYSE Arca, Inc.

Variable Rate Investment Grade ETF	The NASDAQ Stock Market

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Active U.S. Real Estate ETF, Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units for High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Creation Units for S&P 500® Downside Hedged ETF are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF are each a “fund of funds,” in that each invests in other exchange-traded funds (“Underlying Funds”) advised by Invesco Capital Management LLC (the “Adviser”) or its affiliates, or other unaffiliated advisers. Each affiliated Underlying Fund’s accounting policies are outlined in that affiliated Underlying Fund’s financial statements and are publicly available at www.invesco.com/us.

The investment objective for Active U.S. Real Estate ETF is to seek to achieve high total return through growth of capital and current income. The investment objective for Balanced Multi-Asset Allocation ETF is to seek to provide current income and capital appreciation. The investment objective for Conservative Multi-Asset Allocation ETF is to seek total return consistent with a lower level of risk relative to the broad stock market. The investment objective for Growth Multi-Asset Allocation ETF is to seek to provide long-term capital appreciation. The investment objective for High Yield Bond Factor ETF is to seek total return. The

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investment objective for Moderately Conservative Multi-Asset Allocation ETF is to seek to provide current income and some capital appreciation. The investment objective for S&P 500® Downside Hedged ETF is to seek to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. The investment objective for Total Return Bond ETF is to seek maximum total return, comprised of income and capital appreciation. The investment objective of Ultra Short Duration ETF is to seek maximum current income, consistent with preservation of capital and daily liquidity. The investment objective for Variable Rate Investment Grade ETF is to seek to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

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Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

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D.

Dividends and Distributions to Shareholders - Each Fund (except High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF) declares and pays dividends from net investment income, if any, to their shareholders quarterly and records such dividends on the ex-dividend date. High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except Ultra Short Duration ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers (as defined below) for each Fund (except S&P 500® Downside Hedged ETF), and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Ultra Short Duration ETF is responsible for all of its expenses, including, but not limited to, the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expense, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service

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providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Commercial Mortgage-Backed Securities - Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. Each Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statements of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Funds may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

K.

Repurchase Agreements - The Funds may enter into repurchase agreements. Collateral on repurchase agreements, including each Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by such Funds upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Funds might incur expenses in enforcing their rights, and could experience losses, including a decline in the value of the collateral and loss of income.

L.

Structured Securities - Certain Funds may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statements of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statements of Operations.

M.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by

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the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2022, each Fund (except for High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

Active U.S. Real Estate ETF	$582

Balanced Multi-Asset Allocation ETF	6,735

Conservative Multi-Asset Allocation ETF	2,510

Growth Multi-Asset Allocation ETF	4,955

Moderately Conservative Multi-Asset Allocation ETF	4,441

S&P 500® Downside Hedged ETF	348

N.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

O.

Forward Foreign Currency Contracts - Certain Funds may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

A Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

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reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

P.

Futures Contracts - Certain Funds may enter into futures contracts to simulate full investment in securities or manage exposure to equity and market price movements and/or currency risks and provide exposure to markets and indexes.

A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Certain Funds will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged ETF. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.

Q.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

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R.

Put Options Purchased and Written - Certain Funds may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying portfolio securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively.

A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

S.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of each Fund’s NAV over specific periods of time. If each Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant (“FCM”)) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

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T.	Other Risks

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Agency Debt Risk. Certain Funds may invest in debt issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Instruments issued by government agencies generally are backed only by the general creditworthiness and reputation of the government agency issuing the instrument and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) Risk. Certain Funds may invest in CLOs and CDOs. CLOs bear many of the same risks as other forms of asset-backed securities (“ABS”), including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches’’ that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Each Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Commercial Paper Risk. Certain Funds may invest in commercial paper. The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Commodity Pool Risk. S&P 500® Downside Hedged ETF’s investments in futures contracts has caused it to be deemed a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program. Additionally, the Fund’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global

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economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

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High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.

Industry Concentration Risk. Certain Funds are concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating their investments in an industry or industry group, such Funds may face more risks than if they were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which some Funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations. The Fund seeks to limit its exposure to interest rate risk and duration risk by constructing a portfolio of instruments that have an average duration of less than one year.

Investment in Investment Companies Risk. Investing in other investment companies, including ETFs and closed-end funds, subjects a Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, a Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed-end fund’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the fund’s shares.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

LIBOR Transition Risk. Certain Funds may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Funds and the instruments in which the Funds invest. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Funds invest that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Funds could result in losses to the Funds.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below) applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Market Risk. The Funds’ holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

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Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate may increase a fund’s transaction costs it may also generate a greater amount of taxable capital gain distributions to the fund’s shareholders. Funds that engage in To-Be-Announced (“TBA”) transactions are also subject to portfolio turnover risk.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Risk of Investing in Loans. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. A Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. A Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of a Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent a Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

TBA Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to potential loss and could affect the Fund’s returns.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

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Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund (except S&P 500® Downside Hedged ETF), oversight of Invesco, Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”).

Pursuant to an Investment Advisory Agreement, each Fund (except Ultra Short Duration ETF) accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF), and for each Fund the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Active U.S. Real Estate ETF	0.35%

Balanced Multi-Asset Allocation ETF	0.05%

Conservative Multi-Asset Allocation ETF	0.05%

Growth Multi-Asset Allocation ETF	0.05%

High Yield Bond Factor ETF	0.39%

Moderately Conservative Multi-Asset Allocation ETF	0.05%

S&P 500® Downside Hedged ETF	0.39%

Total Return Bond ETF	0.50%

Variable Rate Investment Grade ETF	0.30%

Pursuant to another Investment Advisory Agreement, Ultra Short Duration ETF accrues daily and pays monthly to the Adviser an annual management fee equal to 0.20% of the Fund’s average daily net assets. Ultra Short Duration ETF is responsible for all of its own expenses, including its management fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Independent Trustees, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

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The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF). The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

The Adviser has contractually agreed to waive fees and/or pay Fund expenses for Ultra Short Duration ETF to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2024.

Further, the Adviser has contractually agreed to waive the management fee payable by each Fund (except for Total Return Bond ETF and Ultra Short Duration ETF) in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”) or (ii) the management fee available to be waived. For Total Return Bond ETF and Ultra Short Duration ETF, the Adviser has contractually agreed to waive a portion of the management fee payable and/or reimburse Fund expenses in an amount equal to 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. These waivers (except for Total Return Bond ETF and Ultra Short Duration ETF) are in place through at least August 31, 2024, and there is no guarantee that the Adviser will extend them past that date. This agreement is not subject to recapture by the Adviser.

    For the fiscal year ended October 31, 2022, the Adviser waived fees for each Fund in the following amounts:

Active U.S. Real Estate ETF	$38

Balanced Multi-Asset Allocation ETF	3

Conservative Multi-Asset Allocation ETF	2

Growth Multi-Asset Allocation ETF	2

High Yield Bond Factor ETF	153

Moderately Conservative Multi-Asset Allocation ETF	2

S&P 500® Downside Hedged ETF	45,429

Total Return Bond ETF	-

Ultra Short Duration ETF	-

Variable Rate Investment Grade ETF	3,790

    The fees waived and/or expenses borne by the Adviser for Ultra Short Duration ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

    There are no amounts available for potential recapture by the Adviser as of October 31, 2022.

    The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

    The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

    For the fiscal year ended October 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Active U.S. Real Estate ETF	$22,557

Balanced Multi-Asset Allocation ETF	104

Conservative Multi-Asset Allocation ETF	229

Growth Multi-Asset Allocation ETF	103

Moderately Conservative Multi-Asset Allocation ETF	92

S&P 500® Downside Hedged ETF	264,241

    Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is

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made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended October 31, 2022, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains

S&P 500® Downside Hedged ETF	$122,789	$-	$-

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2022, for each Fund (except for Ultra Short Duration ETF). As of October 31, 2022, all of the securities in Ultra Short Duration ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Active U.S. Real Estate ETF

Investments in Securities

Common Stocks & Other Equity Interests	$112,812,573	$-	$-	$112,812,573

Money Market Funds	-	6,034,191	-	6,034,191

Total Investments	$112,812,573	$6,034,191	$-	$118,846,764

Balanced Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$36,295,137	$-	$-	$36,295,137

Money Market Funds	1,204	893,205	-	894,409

Total Investments	$36,296,341	$893,205	$-	$37,189,546

Conservative Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$12,030,397	$-	$-	$12,030,397

Money Market Funds	-	1,063,024	-	1,063,024

Total Investments	$12,030,397	$1,063,024	$-	$13,093,421

Growth Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$26,349,776	$-	$-	$26,349,776

Money Market Funds	-	497,035	-	497,035

Total Investments	$26,349,776	$497,035	$-	$26,846,811

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	Level 1	Level 2	Level 3	Total

High Yield Bond Factor ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$32,855,343	$-	$32,855,343

U.S. Treasury Securities	-	122,845	-	122,845

Money Market Funds	302,214	2,661,396	-	2,963,610

Total Investments in Securities	302,214	35,639,584	-	35,941,798

Other Investments - Assets*

Futures Contracts	55,498	-	-	55,498

Swap Agreements	-	13,589	-	13,589

	55,498	13,589	-	69,087

Other Investments - Liabilities*

Futures Contracts	(281,307)	-	-	(281,307)

Total Other Investments	(225,809)	13,589	-	(212,220)

Total Investments	$76,405	$35,653,173	$-	$35,729,578

Moderately Conservative Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$21,687,291	$-	$-	$21,687,291

Money Market Funds	-	2,453,705	-	2,453,705

Total Investments	$21,687,291	$2,453,705	$-	$24,140,996

S&P 500® Downside Hedged ETF

Investments in Securities

Common Stocks & Other Equity Interests	$191,164,356	$-	$-	$191,164,356

Money Market Funds	56,456,197	4,701,535	-	61,157,732

Total Investments in Securities	247,620,553	4,701,535	-	252,322,088

Other Investments - Assets*

Futures Contracts	2,013,459	-	-	2,013,459

Other Investments - Liabilities*

Futures Contracts	(5,801,305)	-	-	(5,801,305)

Total Other Investments	(3,787,846)	-	-	(3,787,846)

Total Investments	$243,832,707	$4,701,535	$-	$248,534,242

Total Return Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$470,433,482	$2,576,051	$473,009,533

Asset-Backed Securities	-	190,196,503	1,313,186	191,509,689

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	164,053,582	-	164,053,582

U.S. Treasury Securities	-	10,637,942	-	10,637,942

Agency Credit Risk Transfer Notes	-	6,749,259	-	6,749,259

Municipal Obligations	-	3,011,806	-	3,011,806

Preferred Stocks	270,403	2,457,164	-	2,727,567

U.S. Government Sponsored Agency Securities	-	2,453,475	-	2,453,475

Options Purchased	251,030	-	-	251,030

Non-U.S. Dollar Denominated Bonds & Notes	-	139,116	-	139,116

Money Market Funds	-	83,396,016	-	83,396,016

Total Investments in Securities	521,433	933,528,345	3,889,237	937,939,015

Other Investments - Assets*

Futures Contracts	5,843,629	-	-	5,843,629

Investments Matured	-	46,206	-	46,206

	5,843,629	46,206	-	5,889,835

Other Investments - Liabilities*

Futures Contracts	(4,641,609)	-	-	(4,641,609)

Total Other Investments	1,202,020	46,206	-	1,248,226

Total Investments	$1,723,453	$933,574,551	$3,889,237	$939,187,241

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	Level 1	Level 2	Level 3	Total

Variable Rate Investment Grade ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$274,528,072	$-	$274,528,072

Agency Credit Risk Transfer Notes	-	95,500,314	-	95,500,314

Asset-Backed Securities	-	94,965,128	-	94,965,128

U.S. Treasury Securities	-	86,382,898	-	86,382,898

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	17,292,462	-	17,292,462

Money Market Funds	1,075,009	19,542,907	-	20,617,916

Total Investments	$1,075,009	$588,211,781	$-	$589,286,790

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured is shown at value.

NOTE 6–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

Derivative Assets	Value
	High Yield Bond Factor ETF			S&P 500® Downside Hedged ETF	Total Return Bond ETF			Ultra Short Duration ETF
	Credit Risk	Interest Rate Risk	Total	Equity Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding(a)	$-	$-	$-	$-	$-	$-	$-	$1,719,513

Unrealized appreciation on futures contracts–Exchange-Traded(b)	-	55,498	55,498	2,013,459	-	5,843,629	5,843,629	-

Unrealized appreciation on swap agreements–Centrally Cleared	13,589	-	13,589	-	-	-	-	-

Purchased options, at value - Exchange-Traded	-	-	-	-	251,030	-	251,030	-

Total Derivative Assets	13,589	55,498	69,087	2,013,459	251,030	5,843,629	6,094,659	1,719,513

Derivatives not subject to master netting agreements	(13,589)	(55,498)	(69,087)	(2,013,459)	(251,030)	(5,843,629)	(6,094,659)	-

Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-	$-	$-	$-	$1,719,513

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Derivative Liabilities	Value
	High Yield Bond Factor ETF			S&P 500® Downside Hedged ETF	Total Return Bond ETF			Ultra Short Duration ETF
	Credit Risk	Interest Rate Risk	Total	Equity Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk

Unrealized depreciation on futures contracts–Exchange-Traded(b)	$-	$(281,307)	$(281,307)	$(5,801,305)	$-	$(4,641,609)	$(4,641,609)	$-

Derivatives not subject to master netting agreements	-	281,307	281,307	5,801,305	-	4,641,609	4,641,609	-

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-	$-	$-	$-	$-

(a)

Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

(b)

Except for Total Return Bond ETF, values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on futures contracts and Unrealized depreciation on futures contracts. For Total Return Bond ETF, values include cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022:

Ultra Short Duration ETF

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Counterparty

RBC Capital Markets LLC	$1,719,513	$–	$1,719,513	$-	$-	$1,719,513
Effect of Derivative Investments for the Fiscal Year Ended October 31, 2022

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
				S&P 500® Downside
	High Yield Bond Factor ETF			Hedged ETF
	Credit	Interest		Equity
	Risk	Rate Risk	Total	Risk

Realized Gain (Loss):

Forward foreign currency contracts	$-	$-	$-	$-

Futures contracts	-	(612,977)	(612,977)	(5,411,441)

Options purchased(a)	-	-	-	-

Options written	-	-	-	-

Swap agreements	(22,411)	-	(22,411)	-

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	-	-	-

Futures contracts	-	(162,004)	(162,004)	(6,624,453)

Options purchased(a)	-	-	-	-

Options written	-	-	-	-

Swap agreements	12,736	-	12,736	-

Total	$(9,675)	$(774,981)	$(784,656)	$(12,035,894)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

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	Location of Gain (Loss) on Statements of Operations

	Total Return Bond ETF					Ultra Short Duration ETF

	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk

Realized Gain (Loss):

Forward foreign currency contracts	$-	$212,978	$-	$-	$212,978	$539,872

Futures contracts	-	-	-	8,432,619	8,432,619	-

Options purchased(a)	-	-	(240,462)	-	(240,462)	-

Options written	-	-	(200,364)	-	(200,364)	-

Swap agreements	(510,522)	-	-	-	(510,522)	-

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	(11,600)	-	-	(11,600)	1,719,513

Futures contracts	-	-	-	(80,514)	(80,514)	-

Options purchased(a)	-	-	(338,162)	-	(338,162)	-

Options written	-	-	(20,037)	-	(20,037)	-

Swap agreements	(71,657)	-	-	-	(71,657)	-

Total	$(582,179)	$201,378	$(799,025)	$8,352,105	$7,172,279	$2,259,385

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value

	High Yield Bond Factor ETF	S&P 500® Downside Hedged ETF	Total Return Bond ETF	Ultra Short Duration ETF

Forward foreign currency contracts	$ -	$ -	$ 17,136,316	$12,292,539

Futures contracts	10,370,044	100,066,217	233,079,872	-

Options purchased	-	-	26,551,654	-

Options written	-	-	15,362,231	-

Swap agreements	1,264,838	-	6,507,779	-

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022		2021

	Ordinary Income*	Return of Capital	Ordinary Income*

Active U.S. Real Estate ETF	$3,208,010	$-	$2,872,518

Balanced Multi-Asset Allocation ETF	851,423	-	245,687

Conservative Multi-Asset Allocation ETF	460,035	-	237,183

Growth Multi-Asset Allocation ETF	603,116	-	221,953

High Yield Bond Factor ETF	2,033,283	166,039	1,401,608

Moderately Conservative Multi-Asset Allocation ETF	563,154	-	157,476

S&P 500® Downside Hedged ETF	2,159,005	-	849,261

Total Return Bond ETF	27,071,935	-	23,394,492

Ultra Short Duration ETF	26,604,416	-	19,527,454

Variable Rate Investment Grade ETF	9,861,832	-	3,754,424

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Active U.S. Real Estate ETF	$ -	$ -	$(20,922,630)	$ -	$ -	$(2,552,406)	$136,244,971	$112,769,935

Balanced Multi-Asset Allocation ETF	89,059	-	(4,430,720)	-	-	(364,532)	41,013,338	36,307,145

Conservative Multi-Asset Allocation ETF	58,160	-	(2,200,490)	-	-	(17,207)	14,194,210	12,034,673

Growth Multi-Asset Allocation ETF	39,580	-	(2,369,802)	-	-	(322,893)	29,003,877	26,350,762

High Yield Bond Factor ETF	-	-	(4,038,304)	(212,220)	-	(2,603,900)	40,874,614	34,020,190

Moderately Conservative Multi-Asset Allocation ETF	168,020	-	(3,466,401)	-	-	(94,288)	25,085,216	21,692,547

S&P 500® Downside Hedged ETF	522,212	-	3,788,041	(3,787,846)	(14)	(76,911,483)	356,085,515	279,696,425

Total Return Bond ETF	258,466	(81,245)	(127,097,795)	1,202,020	(14,463)	(90,906,223)	954,752,680	738,113,440

Ultra Short Duration ETF	4,522,064	(21,990)	(54,271,671)	1,719,513	(16)	(7,211,314)	2,163,287,547	2,108,024,133

Variable Rate Investment Grade ETF	567,978	-	(11,156,009)	-	-	(5,012,378)	586,926,990	571,326,581

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2022, as follows:

	No expiration

	Short-Term	Long-Term	Total*

Active U.S. Real Estate ETF	$2,288,467	$263,939	$2,552,406

Balanced Multi-Asset Allocation ETF	286,453	78,079	364,532

Conservative Multi-Asset Allocation ETF	8,646	8,561	17,207

Growth Multi-Asset Allocation ETF	243,502	79,391	322,893

High Yield Bond Factor ETF	926,666	1,677,234	2,603,900

Moderately Conservative Multi-Asset Allocation ETF	77,094	17,194	94,288

S&P 500® Downside Hedged ETF	5,164,989	71,746,494	76,911,483

Total Return Bond ETF	68,815,122	22,091,101	90,906,223

Ultra Short Duration ETF	5,237,562	1,973,752	7,211,314

Variable Rate Investment Grade ETF	1,126,672	3,885,706	5,012,378

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Active U.S. Real Estate ETF	$86,642,077	$86,019,742

Balanced Multi-Asset Allocation ETF	9,546,012	9,528,866

Conservative Multi-Asset Allocation ETF	3,793,224	3,813,355

123

	Purchases	Sales

Growth Multi-Asset Allocation ETF	$7,776,394	$7,775,124

High Yield Bond Factor ETF	26,339,587	27,117,459

Moderately Conservative Multi-Asset Allocation ETF	7,275,879	7,171,492

S&P 500® Downside Hedged ETF	2,504,389,921	2,512,561,669

Total Return Bond ETF	1,756,734,539	1,577,533,658

Ultra Short Duration ETF	342,789,109	1,041,605,146

Variable Rate Investment Grade ETF	287,813,346	217,860,618

For the fiscal year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Active U.S. Real Estate ETF	$62,744,913	$49,351,245

Balanced Multi-Asset Allocation ETF	29,422,704	9,062,090

Conservative Multi-Asset Allocation ETF	7,324,934	6,621,019

Growth Multi-Asset Allocation ETF	16,289,932	5,377,845

High Yield Bond Factor ETF	-	-

Moderately Conservative Multi-Asset Allocation ETF	39,354,844	31,391,884

S&P 500® Downside Hedged ETF	72,232,792	13,346,738

Total Return Bond ETF	-	-

Ultra Short Duration ETF	-	-

Variable Rate Investment Grade ETF	-	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Active U.S. Real Estate ETF	$1,417,267	$(22,339,897)	$(20,922,630)	$139,769,394

Balanced Multi-Asset Allocation ETF	59,733	(4,490,453)	(4,430,720)	41,620,266

Conservative Multi-Asset Allocation ETF	2,271	(2,202,761)	(2,200,490)	15,293,911

Growth Multi-Asset Allocation ETF	162,298	(2,532,100)	(2,369,802)	29,216,613

High Yield Bond Factor ETF	371,449	(4,621,973)	(4,250,524)	39,980,102

Moderately Conservative Multi-Asset Allocation ETF	63	(3,466,464)	(3,466,401)	27,607,397

S&P 500® Downside Hedged ETF	11,781,032	(11,780,837)	195	248,534,047

Total Return Bond ETF	6,612,027	(132,507,802)	(125,895,775)	1,065,083,016

Ultra Short Duration ETF	1,759,254	(54,311,412)	(52,552,158)	2,195,459,294

Variable Rate Investment Grade ETF	129,789	(11,285,798)	(11,156,009)	600,442,799

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, wash sales, return of capital distributions, derivative instruments, paydowns, foreign currency transactions, hybrid securities and low-rated debt securities, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Active U.S. Real Estate ETF	$943,920	$(5,491,563)	$4,547,643

Balanced Multi-Asset Allocation ETF	5,844	(703,823)	697,979

Conservative Multi-Asset Allocation ETF	1,885	186,093	(187,978)

Growth Multi-Asset Allocation ETF	6,554	(776,482)	769,928

High Yield Bond Factor ETF	(3,857)	3,857	-

Moderately Conservative Multi-Asset Allocation ETF	4,199	300,925	(305,124)

124

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

S&P 500® Downside Hedged ETF	$(4,723)	$-	$4,723

Total Return Bond ETF	190,037	(187,406)	(2,631)

Ultra Short Duration ETF	186,757	(186,757)	-

Variable Rate Investment Grade ETF	57,339	(57,339)	-

NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee (except for Ultra Short Duration ETF), pays for such compensation for each Fund. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. For Active U.S. Real Estate ETF, Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF, such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund on the transaction date. For High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF, Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. For S&P 500® Downside Hedged ETF, Creation Units are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

125

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of each of the ten Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Fund Name

Invesco Active U.S. Real Estate ETF (1)	Invesco Moderately Conservative Multi-Asset Allocation ETF (1)

Invesco Balanced Multi-Asset Allocation ETF (1)	Invesco S&P 500® Downside Hedged ETF (1)

Invesco Conservative Multi-Asset Allocation ETF (1)	Invesco Total Return Bond ETF (3)

Invesco Growth Multi-Asset Allocation ETF (1)	Invesco Ultra Short Duration ETF (4)

Invesco High Yield Bond Factor ETF (2)	Invesco Variable Rate Investment Grade ETF (1)

(1) Statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022

(2) Statement of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period November 30, 2020 (commencement of investment operations) through October 31, 2021

(3) Statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the four years in the period ended October 31, 2022, for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018

(4) Statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the four years in the period ended October 31, 2022, for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

126

Report of Independent Registered Public Accounting Firm–(continued)

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

127

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Actively Managed Exchange-Traded Fund Trust (excluding Invesco Ultra Short Duration ETF), you incur a unitary management fee. As a shareholder of the Invesco Ultra Short Duration ETF, you incur advisory fees and other Fund expenses. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

In addition to the fees and expenses which the Invesco Balanced Multi-Asset Allocation ETF, Invesco Conservative Multi-Asset Allocation ETF, Invesco Growth Multi-Asset Allocation ETF, Invesco Moderately Conservative Multi-Asset Allocation ETF and Invesco S&P 500® Downside Hedged ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Active U.S. Real Estate ETF (PSR)

Actual	$1,000.00	$ 823.50	0.35%	$1.61

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

128

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

Actual	$1,000.00	$ 942.10	0.05%	$0.24

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

Actual	1,000.00	941.90	0.05	0.24

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco Growth Multi-Asset Allocation ETF (PSMG)

Actual	1,000.00	943.20	0.05	0.24

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco High Yield Bond Factor ETF (IHYF)

Actual	1,000.00	935.60	0.39	1.90

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

Actual	1,000.00	940.80	0.05	0.24

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco S&P 500® Downside Hedged ETF (PHDG)

Actual	1,000.00	1,021.50	0.36	1.83

Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84

Invesco Total Return Bond ETF (GTO)

Actual	1,000.00	907.00	0.50	2.40

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Ultra Short Duration ETF (GSY)

Actual	1,000.00	998.90	0.23	1.16

Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17

Invesco Variable Rate Investment Grade ETF (VRIG)

Actual	1,000.00	999.00	0.30	1.51

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

129

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Qualified Short Term Gains

Invesco Active U.S. Real Estate ETF	69%	1%	0%	0%	0%	0%	$-

Invesco Balanced Multi-Asset Allocation ETF	1%	5%	2%	0%	0%	0%	-

Invesco Conservative Multi-Asset Allocation ETF	1%	4%	1%	0%	0%	0%	9,860

Invesco Growth Multi-Asset Allocation ETF	2%	9%	4%	0%	0%	0%	-

Invesco High Yield Bond Factor ETF	0%	0%	0%	0%	99%	83%	175,520

Invesco Moderately Conservative Multi-Asset Allocation ETF	1%	7%	5%	0%	5%	5%	-

Invesco S&P 500® Downside Hedged ETF	0%	0%	0%	0%	0%	0%	-

Invesco Total Return Bond ETF	0%	4%	4%	11%	96%	74%	124,095

Invesco Ultra Short Duration ETF	0%	0%	0%	0%	94%	74%	-

Invesco Variable Rate Investment Grade ETF	0%	0%	0%	12%	100%	88%	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

130

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

131

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

132

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

133

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2008	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

134

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

135

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2008	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

136

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

137

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

138

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

139

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

140

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-10	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2022
IVDG	Invesco Focused Discovery Growth ETF
IVRA	Invesco Real Assets ESG ETF

IVSG	Invesco Select Growth ETF

IVLC	Invesco US Large Cap Core ESG ETF

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2022 began with continued volatility in equity markets in the fourth quarter of 2021 amid substantial inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the 12 months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected; however, the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

In this environment, US stocks had negative double-digit returns for the fiscal year ended October 31, 2022 of -14.61%, as measured by the S&P 500 Index.4

[1]	Source: Bloomberg LP
[2]	Source: US Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

IVDG	Management’s Discussion of Fund Performance
Invesco Focused Discovery Growth ETF (IVDG)

The Invesco Focused Discovery Growth ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Substitute Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in the Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in the Fund’s portfolio, such as those securities that the Fund’s portfolio managers are actively looking to purchase or sell, or securities which, if disclosed, could increase the risk of front- running or free-riding. The Substitute Basket may also include cash.

The Fund seeks to achieve its investment objective by investing primarily in exchange-traded common stocks of U.S. companies that Invesco Advisers, Inc. (the “Sub-Adviser”) expects to have above average growth rates. The Fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above average growth rates. The Fund may invest in securities of issuers of all capitalization sizes; however, it will primarily hold securities of mid-capitalization issuers. The Fund defines mid-capitalization issuers as those issuers that are within the range of market capitalizations of the Russell Midcap® Growth Index. This range is subject to change at any time due to market activity or changes in the composition of that index. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of mid-capitalization issuers. The Fund may invest up to 25% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging market countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (29.61)%. On a net asset value (“NAV”) basis, the Fund returned (29.56)%. During the same time period, the Russell Midcap® Growth Index (the “Benchmark Index”) returned (28.94)%.

The Fund’s underperformance relative to the Benchmark Index is primarily due to the Fund’s active security selection, as well as Fund fees and transaction costs. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for U.S. mid cap growth stocks.

For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the consumer staples sector. The information technology sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return included Cheniere Energy, Inc., an energy company (portfolio average weight of 3.55%), and LPL Financial Holdings, Inc., a financials company (portfolio average weight of 2.45%). The positions that detracted most significantly from the Fund’s return was MongoDB, Inc. Class A, an information technology company (no longer held at fiscal year-end) and Marvell Technology, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	29.08
Health Care	17.96
Industrials	17.96
Consumer Discretionary	13.19
Financials	8.49
Energy	3.96
Consumer Staples	3.65
Sector Types Each Less Than 3%	3.61
Money Market Funds Plus Other Assets Less Liabilities	2.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Cheniere Energy, Inc.	3.96
Paylocity Holding Corp.	3.92
Waste Connections, Inc.	3.68
Motorola Solutions, Inc.	3.57
LPL Financial Holdings, Inc.	3.48
Arthur J. Gallagher & Co.	3.42
Molina Healthcare, Inc.	3.22
Gartner, Inc.	3.06
AmerisourceBergen Corp.	3.05
Repligen Corp.	2.94
Total	34.30

*	Excluding money market fund holdings.

4

Invesco Focused Discovery Growth ETF (IVDG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Russell Midcap® Growth Index	(28.94)%	(10.33)%	(18.34)%
Fund
NAV Return	(29.56)	(10.09)	(17.92)
Market Price Return	(29.61)	(10.09)	(17.92)

Fund Inception: December 22, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.59% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

5

IVRA	Management’s Discussion of Fund Performance
Invesco Real Assets ESG ETF (IVRA)

The Invesco Real Assets ESG ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation with a secondary objective of current income. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (“Strategy Components”); (2) ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests (“Representative ETFs”); and (3) cash and cash equivalents.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of “real assets” companies (as identified below). The “real assets” companies in which the Fund invests are located in North America and must meet environmental, social and governance (“ESG”) standards, as determined by the Fund’s sub-adviser, Invesco Adviser’s Inc. (the “Sub-Adviser”), through the process described below. Real assets are characterized by having physical attributes, including real estate, infrastructure, natural resources and timber. The Sub-Adviser considers “real assets” companies to be those that are either principally engaged in real estate, infrastructure, natural resources or timber industries, or support such businesses, and it anticipates focusing the Fund’s investments in such industries. In selecting equity securities for the Fund, the Sub-Adviser uses fundamental analysis to identify securities that adhere to ESG principles described herein and are viewed to have relatively favorable long-term prospects. Some of the factors that the Sub-Adviser considers include, but are not limited to: assessment of long-term fundamental growth, sustainable dividends, attractive physical and locational attributes and capital structure viability. As a result of that analysis, the portfolio managers generally favor companies with a balanced mix of the factors above. The Sub-Adviser will consider selling a security when it no longer meets the investment criteria, or a more attractive alternative is identified. The Fund may invest in companies of any market capitalization. The Fund may invest up to 25% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”)

representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

Under normal market conditions, the Sub-Adviser will employ the following ESG methodology to assess all investment opportunities (as identified by the strategy described above) as an integral part of the process for selecting portfolio holdings: The investment team first employs a proprietary ESG screen to exclude issuers from the investment universe of securities in which the Fund may invest that do not meet its investment criteria. Such screens include substantial involvement (generally defined as generating more than 0-10% of its revenue, depending on the screen) in the following areas: tobacco, alcohol, controversial and conventional weapons, recreational cannabis, extraction of thermal coal, extraction of fossil fuels from unconventional sources, and operators of private prisons. Issuers will also be excluded based on their non-compliance with United Nations (“UN”) Global Compact principles (whether or not the issuer has signed on to the UN Global Compact itself). The principles of the UN Global Compact represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor, environment and anti-corruption. In implementing this screen, the Sub-Adviser utilizes a third-party ESG data provider (the “ESG Vendor”), which assesses issuers for their involvement in the screened business areas. The Sub-Adviser has selected the ESG Vendor through a comprehensive due diligence process and continuously monitors its performance and screening. To the extent an issuer’s status changes to meet the qualification for exclusion, the Fund shall take steps to divest its holdings of the issuer within a reasonable period of time. This screening criteria may be updated periodically.

Next, based on research and due diligence, each investment opportunity is evaluated by the investment team related to multiple ESG factors under each individual pillar of the ESG framework and specific real asset sector. The individual pillars can include but are not limited to the following: environmental pillar (“E”) factors: natural resources, pollution and waste, supply chain impact, and environmental opportunities; social pillar (“S”) factors: workforce, community, product responsibility, and human rights; governance pillar (“G”) factors: management, shareholders, board of directors, auditors, regulatory issuers, corporate social responsibility strategy, anti-corruption, and business ethics. The investment team considers each ESG pillar and investment opportunity separately and neither weighs each pillar equally, nor consistently emphasizes one pillar over another. This analysis generally identifies those companies with relatively attractive ESG factors and favors those that provide functionally efficient assets with positive environmental credentials, operating as highest and best use with relatively positive local impact. In making such scoring determinations, the Sub-Adviser may employ a proprietary ESG scoring tool, as well as, and in combination with, certain data provided by the ESG Vendor. Both the ESG Vendor and the

6

Invesco Real Assets ESG ETF (IVRA) (continued)

proprietary ESG scoring tool are continuously assessed and reviewed by the Sub-Adviser for screening and scoring outcomes. The foregoing factors in each ESG pillar may be updated periodically. The investment team considers each ESG pillar and investment opportunity separately and neither weighs each pillar equally, nor consistently emphasizes one pillar over another.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (8.16)%. On a net asset value (“NAV”) basis, the Fund returned (8.01)%. During this same time period, the S&P U.S., Canada & Mexico Real Assets Equity Index returned (3.87)% and the S&P 500® Index returned (14.61)% (collectively, the “Benchmark Indexes”).

The Fund’s underperformance, relative to the S&P U.S., Canada & Mexico Real Assets Equity Index, is primarily due to the Fund’s active security selection as well as fund fees and transaction costs. The S&P U.S., Canada & Mexico Real Assets Equity Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the global property, infrastructure, natural resources, and timber and forestry market in the U.S., Canada and Mexico.

The Fund’s outperformance, relative to the S&P 500® Index, is primarily due to the Fund’s active security selection, which was partially offset by fund fees and transaction costs. The S&P 500® Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

For the fiscal year ended October 31, 2022, the real estate sector detracted most significantly from the Fund’s return, followed by the materials sector. The energy sector contributed most significantly to the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Cheniere Energy, Inc., an energy company (portfolio average weight of 3.43%), and FMC Corp., a materials company (portfolio average weight of 0.89%). Positions that detracted most significantly from the Fund’s return included American Tower Corp., a real estate company (portfolio average weight of 5.73%), and Prologis, Inc., a real estate company (portfolio average weight of 5.98%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Real Estate	51.77
Energy	27.24
Materials	11.93
Utilities	8.24
Industrials	0.33
Money Market Funds Plus Other Assets Less Liabilities	0.49
Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Prologis, Inc.	6.15
American Tower Corp.	6.05
Enbridge, Inc.	5.73
ONEOK, Inc.	4.02
Cheniere Energy, Inc.	4.00
Targa Resources Corp.	3.46
Simon Property Group, Inc.	3.31
SBA Communications Corp., Class A	3.10
Sempra Energy	2.90
Pembina Pipeline Corp.	2.89
Total	41.61

*	Excluding money market fund holdings.

7

Invesco Real Assets ESG ETF (IVRA) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P U.S., Canada & Mexico Real Assets Equity Index	(3.87)%	13.43%	26.38%
S&P 500® Index	(14.61)	4.19	7.93
Fund
NAV Return	(8.01)	11.20	21.79
Market Price Return	(8.16)	11.42	22.25

Fund Inception: December 22, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.60% includes a unitary management fee of 0.59% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

8

IVSG	Management’s Discussion of Fund Performance
Invesco Select Growth ETF (IVSG)

The Invesco Select Growth ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Substitute Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in the Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in the Fund’s portfolio, such as those securities that the Fund’s portfolio managers are actively looking to purchase or sell, or securities which, if disclosed, could increase the risk of front-running or free- riding. The Substitute Basket may also include cash.

The Fund seeks to achieve its investment objective by investing primarily in exchange-traded common stocks of U.S. companies that Invesco Advisers, Inc. (the “Sub-Adviser”) believes have potential for earnings or revenue growth. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) it (alone or through its consolidated subsidiaries) derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; (iii) it is organized under the laws of, or has a principal office in, the U.S; or (iv) its “country of risk” is the U.S. as determined by a third party service provider such as Bloomberg. The Fund may invest in securities of issuers of all capitalization sizes; however, it will primarily hold securities of large and mid-capitalization issuers. The Fund considers large- and mid-capitalization issuers to be those issuers that are within the ranges of market capitalizations of the Russell 1000® Growth Index and Russell Midcap® Growth Index, respectively. These ranges are subject to change at any time due to market activity or changes in the composition of those indices. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of large- or mid-capitalization issuers. The Fund usually will hold a relatively small number of stocks (approximately 25-30) and may invest more than 25% of its assets in a given sector. The Fund may invest up to 25% of its net assets in common stock of foreign issuers, which include issuers in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (30.93)%. On a net asset value (“NAV”) basis, the Fund returned (30.97)%. During the same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned (24.60)%.

The Fund’s underperformance relative to the Benchmark Index is primarily due to the Fund’s active security selection, as well as fund fees and transaction costs. The Benchmark Index was selected for its recognition in the marketplace and its performance comparison is a useful measure for investors as a broad representation of domestic growth stocks.

For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return. The information technology sector detracted most significantly from the Fund’s return, followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return included APA Corp., an energy company (no longer held at fiscal year-end), and Schlumberger Ltd., an energy company (portfolio average weight of 0.46%). Positions that detracted most significantly from the Fund’s return were Microsoft Corp., an information technology company (portfolio average weight of 12.88%) and Alphabet, Inc. Class A, a communication services company (portfolio average weight of 6.87%), respectively.

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	39.91
Communication Services	17.14
Consumer Discretionary	11.94
Health Care	10.47
Industrials	7.13
Financials	4.85
Energy	3.96
Consumer Staples	3.26
Money Market Funds Plus Other Assets Less Liabilities	1.34

9

Invesco Select Growth ETF (IVSG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Microsoft Corp.	11.32
Apple, Inc.	7.20
UnitedHealth Group, Inc.	6.21
Amazon.com, Inc.	6.20
Alphabet, Inc., Class A	5.96
Take-Two Interactive Software, Inc.	5.03
Chubb Ltd.	4.85
Visa, Inc., Class A	4.53
Palo Alto Networks, Inc.	4.39
Schlumberger Ltd.	3.96
Total	59.65

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Russell 1000® Growth Index	(24.60)%	(3.12)%	(5.72)%
Fund
NAV Return	(30.97)	(10.08)	(17.91)
Market Price Return	(30.93)	(10.16)	(18.05)

10

Invesco Select Growth ETF (IVSG) (continued)

Fund Inception: December 22, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.48% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

11

IVLC	Management’s Discussion of Fund Performance
Invesco US Large Cap Core ESG ETF (IVLC)

The Invesco US Large Cap Core ESG ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (“Strategy Components”); (2) ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests (“Representative ETFs”); and (3) cash and cash equivalents.

The Fund invests, under normal market conditions, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of U.S. large capitalization issuers. Additionally, the Fund seeks to achieve its investment objective by investing mainly in common stock of U.S. companies that meet environmental, social and governance (“ESG”) standards, as determined by the Fund’s sub-adviser, Invesco Adviser’s Inc. (the “Sub-Adviser”). The Fund may invest up to 20% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging market countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (18.37)%. On a net asset value (“NAV”) basis, the Fund returned (18.36)%. During the same time period, the S&P 500® Index (the “Benchmark Index”) returned (14.61)%.

The Fund’s underperformance relative to the Benchmark Index is primarily due to the Fund’s active security selection. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

For the fiscal year ended October 31, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the consumer staples sector. The information technology sector detracted most significantly from the Fund’s return, followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return included Eli Lilly and Company, a health care company (portfolio average weight of 2.06%), and UnitedHealth Group, Inc,. a health care company (portfolio average weight of 3.33%). Positions that detracted most significantly from the Fund’s return were Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 4.72%), and Microsoft Corp., an information technology company (portfolio average weight of 6.84%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	26.25
Health Care	15.53
Financials	12.35
Consumer Discretionary	11.56
Industrials	11.12
Communication Services	7.29
Consumer Staples	7.16
Real Estate	3.05
Sector Types Each Less Than 3%	5.42
Money Market Funds Plus Other Assets Less Liabilities	0.27

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Apple, Inc.	7.48
Microsoft Corp.	6.30
Amazon.com, Inc.	3.84
UnitedHealth Group, Inc.	3.81
Alphabet, Inc., Class A	3.73
Eli Lilly and Co.	2.80
JPMorgan Chase & Co.	2.21
HCA Healthcare, Inc.	2.21
Baker Hughes Co., Class A	2.20
United Parcel Service, Inc., Class B	2.13
Total	36.71

*	Excluding money market fund holdings.

12

Invesco US Large Cap Core ESG ETF (IVLC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500® Index	(14.61)%	4.19%	7.93%
Fund
NAV Return	(18.36)	1.10	2.05
Market Price Return	(18.37)	1.01	1.88

Fund Inception: December 22, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.48% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

13

Invesco Focused Discovery Growth ETF (IVDG)

October 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-97.90%
Consumer Discretionary-13.19%
Chipotle Mexican Grill, Inc.(b)	9	$13,485
Dollar General Corp.	47	11,987
Hilton Worldwide Holdings, Inc.	117	15,826
lululemon athletica, inc.(b)	23	7,568
O’Reilly Automotive, Inc.(b)	18	15,069
Ulta Beauty, Inc.(b)	37	15,517

		79,452

Consumer Staples-3.65%
BJ’s Wholesale Club Holdings, Inc.(b)	127	9,830
Hershey Co. (The)	51	12,177

		22,007

Energy-3.96%
Cheniere Energy, Inc.	135	23,815

Financials-8.49%
Arthur J. Gallagher & Co.	110	20,579
LPL Financial Holdings, Inc.	82	20,963
W.R. Berkley Corp.	129	9,595

		51,137

Health Care-17.96%
AmerisourceBergen Corp.	117	18,395
Humana, Inc.	27	15,068
Insulet Corp.(b)	47	12,164
Mettler-Toledo International, Inc.(b)	10	12,649
Molina Healthcare, Inc.(b)	54	19,378
Repligen Corp.(b)	97	17,702
Royalty Pharma PLC, Class A	303	12,823

		108,179

Industrials-17.96%
AMETEK, Inc.	86	11,151
CoStar Group, Inc.(b)	154	12,739
Northrop Grumman Corp.	29	15,921
Old Dominion Freight Line, Inc.	44	12,083
Quanta Services, Inc.	82	11,647

	Shares	Value
Industrials-(continued)
Republic Services, Inc.	84	$11,140
Waste Connections, Inc.	168	22,162
WillScot Mobile Mini Holdings Corp.(b)	266	11,313

		108,156

Information Technology-29.08%
Amdocs Ltd.	72	6,214
Cadence Design Systems, Inc.(b)	75	11,354
Enphase Energy, Inc.(b)	38	11,666
Gartner, Inc.(b)	61	18,417
Manhattan Associates, Inc.(b)	80	9,734
Monolithic Power Systems, Inc.	40	13,578
Motorola Solutions, Inc.	86	21,475
Palo Alto Networks, Inc.(b)	81	13,899
Paylocity Holding Corp.(b)	102	23,643
Roper Technologies, Inc.	37	15,338
Synopsys, Inc.(b)	60	17,553
Tyler Technologies, Inc.(b)	38	12,286

		175,157

Materials-1.86%
Avery Dennison Corp.	66	11,190

Real Estate-1.75%
SBA Communications Corp., Class A	39	10,526

Total Common Stocks & Other Equity Interests (Cost $592,830)		589,619

Money Market Funds-2.82%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)(d) (Cost $16,956)	16,956	16,956

TOTAL INVESTMENTS IN SECURITIES-100.72% (Cost $609,786)		606,575
OTHER ASSETS LESS LIABILITIES-(0.72)%		(4,325)

NET ASSETS-100.00%		$602,250

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$16,890	$375,268	$(375,202)	$-	$ -	$16,956	$236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Focused Discovery Growth ETF (IVDG)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$-	$19,962	$(19,962)	$-	$-	$-	$-

Invesco Private Prime Fund	-	42,230	(42,228)	-	(2)	-	1	*

Total	$16,890	$437,460	$(437,392)	$-	$(2)	$16,956	$237

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Real Assets ESG ETF (IVRA)

October 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.51%
Energy-27.24%
Cheniere Energy, Inc.	680	$119,959
Enbridge, Inc. (Canada)	4,420	171,998
Keyera Corp. (Canada)	3,931	84,150
Kinder Morgan, Inc.	2,242	40,625
ONEOK, Inc.	2,035	120,716
Pembina Pipeline Corp. (Canada)	2,633	86,824
Targa Resources Corp.	1,521	103,991
TC Energy Corp. (Canada)	1,014	44,484
Williams Cos., Inc. (The)	1,380	45,167

		817,914

Industrials-0.33%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Mexico)	42	9,804

Materials-11.93%
Agnico Eagle Mines Ltd. (Canada)	1,288	56,589
Canfor Corp. (Canada)(b)	3,561	53,439
Corteva, Inc.	304	19,863
First Quantum Minerals Ltd. (Zambia)	935	16,472
FMC Corp.	251	29,844
Interfor Corp. (Canada)(b)	2,431	43,129
Lundin Mining Corp. (Chile)	13,529	70,816
Nutrien Ltd. (Canada)	482	40,675
West Fraser Timber Co. Ltd. (Canada)	164	12,298
WestRock Co.	445	15,157

		358,282

Real Estate-51.77%
Alexandria Real Estate Equities, Inc.	382	55,505
American Homes 4 Rent, Class A	695	22,198
American Tower Corp.	877	181,706
Camden Property Trust	158	18,257
Canadian Apartment Properties REIT (Canada)	947	29,291
Crown Castle, Inc.	100	13,326
CubeSmart	1,531	64,103
Digital Realty Trust, Inc.	595	59,649
Douglas Emmett, Inc.	2,906	51,117
Equinix, Inc.	144	81,567

	Shares	Value
Real Estate-(continued)
Equity Residential	426	$26,846
Healthpeak Properties, Inc.	3,198	75,889
Kilroy Realty Corp.	1,427	60,990
Life Storage, Inc.	538	59,508
Mid-America Apartment Communities, Inc.	342	53,848
Pebblebrook Hotel Trust	1,113	17,853
Prologis, Inc.	1,666	184,509
Regency Centers Corp.	373	22,570
Rexford Industrial Realty, Inc.	618	34,163
SBA Communications Corp., Class A	345	93,115
Simon Property Group, Inc.	913	99,499
SITE Centers Corp.	2,353	29,130
STAG Industrial, Inc.	997	31,495
Summit Hotel Properties, Inc.	5,467	47,235
UDR, Inc.	1,715	68,188
Welltower, Inc.	1,188	72,515

		1,554,072

Utilities-8.24%
American Water Works Co., Inc.	298	43,311
CenterPoint Energy, Inc.	1,785	51,069
Essential Utilities, Inc.	1,492	65,976
Sempra Energy	576	86,942

		247,298

Total Common Stocks & Other Equity Interests (Cost $3,110,454)		2,987,370

Money Market Funds-0.25%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)(d) (Cost $7,655)	7,655	7,655

TOTAL INVESTMENTS IN SECURITIES-99.76% (Cost $3,118,109)		2,995,025
OTHER ASSETS LESS LIABILITIES-0.24%		7,137

NET ASSETS-100.00%		$3,002,162

Investment Abbreviations:

ADR -American Depositary Receipt

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Real Assets ESG ETF (IVRA)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$12,077	$546,657	$(551,079)	$-	$-	$7,655	$208

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,639	754,210	(755,849)	-	-	-	267	*

Invesco Private Prime Fund	3,665	1,556,714	(1,560,384)	-	5	-	748	*

Total	$17,381	$2,857,581	$(2,867,312)	$-	$5	$7,655	$1,223

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

This Fund has holdings greater than 10% of net assets in the following country:

Canada	20.75%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Select Growth ETF (IVSG)

October 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-98.66%
Communication Services-17.14%
Alphabet, Inc., Class A(b)	620	$58,596
Netflix, Inc.(b)	119	34,734
Take-Two Interactive Software, Inc.(b)	418	49,525
Trade Desk, Inc. (The), Class A(b)	485	25,822

		168,677

Consumer Discretionary-11.94%
Amazon.com, Inc.(b)	596	61,054
Farfetch Ltd., Class A (United Kingdom)(b)(c)	1,039	8,811
JD.com, Inc., ADR (China)	212	7,905
O’Reilly Automotive, Inc.(b)	35	29,301
PENN Entertainment, Inc.(b)	316	10,460

		117,531

Consumer Staples-3.26%
Monster Beverage Corp.(b)	342	32,052

Energy-3.96%
Schlumberger Ltd.	750	39,023

Financials-4.85%
Chubb Ltd.	222	47,706

Health Care-10.47%
Regeneron Pharmaceuticals, Inc.(b)	32	23,960
Thermo Fisher Scientific, Inc.	35	17,989
UnitedHealth Group, Inc.	110	61,066

		103,015

Industrials-7.13%
Deere & Co.	90	35,624
Lockheed Martin Corp.	71	34,554

		70,178

Information Technology-39.91%
Apple, Inc.	462	70,843
Crowdstrike Holdings, Inc., Class A(b)	230	37,076
Microsoft Corp.	480	111,422

	Shares	Value
Information Technology-(continued)
MongoDB, Inc.(b)	113	$20,682
Monolithic Power Systems, Inc.	87	29,532
NVIDIA Corp.	116	15,657
Palo Alto Networks, Inc.(b)	252	43,241
QUALCOMM, Inc.	168	19,767
Visa, Inc., Class A	215	44,539

		392,759

Total Common Stocks & Other Equity Interests (Cost $1,171,910)		970,941

Money Market Funds-1.37%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e) (Cost $13,501)	13,501	13,501

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $1,185,411)		984,442

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.91%
Invesco Private Government Fund, 3.18%(d)(e)(f)	2,703	2,703
Invesco Private Prime Fund, 3.28%(d)(e)(f)	6,292	6,292

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,995)		8,995

TOTAL INVESTMENTS IN SECURITIES-100.94% (Cost $1,194,406)		993,437
OTHER ASSETS LESS LIABILITIES-(0.94)%		(9,259)

NET ASSETS-100.00%		$984,178

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$6,376	$114,270	$(107,145)	$-	$-	$13,501	$ 87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Select Growth ETF (IVSG)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$20,688	$35,661	$(53,646)	$-	$-	$2,703	$3	*

Invesco Private Prime Fund	48,272	76,156	(118,136)	-	-	6,292	10	*

Total	$75,336	$226,087	$(278,927)	$-	$-	$22,496	$100

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco US Large Cap Core ESG ETF (IVLC)

October 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.73%
Communication Services-7.29%
Alphabet, Inc., Class A(b)	2,207	$208,583
Comcast Corp., Class A	1,581	50,181
Electronic Arts, Inc.	534	67,263
Verizon Communications, Inc.	2,191	81,878

		407,905

Consumer Discretionary-11.56%
Amazon.com, Inc.(b)	2,098	214,919
Aptiv PLC(b)	451	41,072
D.R. Horton, Inc.	729	56,045
Dollar General Corp.	253	64,528
Expedia Group, Inc.(b)	549	51,315
Home Depot, Inc. (The)	375	111,049
O’Reilly Automotive, Inc.(b)	129	107,995

		646,923

Consumer Staples-7.16%
Mondelez International, Inc., Class A	1,413	86,871
PepsiCo, Inc.	614	111,490
Procter & Gamble Co. (The)	782	105,312
Sysco Corp.	1,125	97,380

		401,053

Energy-2.20%
Baker Hughes Co., Class A	4,459	123,336

Financials-12.35%
Allstate Corp. (The)	444	56,055
American Express Co.	485	71,998
Bank of America Corp.	1,963	70,747
Equitable Holdings, Inc.	3,379	103,465
First Citizens BancShares, Inc., Class A	114	93,722
Intercontinental Exchange, Inc.	587	56,100
JPMorgan Chase & Co.	984	123,866
Marsh & McLennan Cos., Inc.	458	73,962
S&P Global, Inc.	129	41,441

		691,356

Health Care-15.53%
AstraZeneca PLC, ADR (United Kingdom)	1,774	104,329
Bristol-Myers Squibb Co.	944	73,132
Cooper Cos., Inc. (The)	211	57,685
Danaher Corp.	336	84,561
Eli Lilly and Co.	433	156,785
HCA Healthcare, Inc.	569	123,740
Seagen, Inc.(b)	440	55,950
UnitedHealth Group, Inc.	384	213,178

		869,360

Industrials-11.12%
Carrier Global Corp.	1,567	62,304
Deere & Co.	241	95,392
Hubbell, Inc.	333	79,081
Otis Worldwide Corp.	1,017	71,841
Rockwell Automation, Inc.	263	67,144
Union Pacific Corp.	379	74,716
United Parcel Service, Inc., Class B	712	119,452
Waste Connections, Inc.	400	52,764

		622,694

	Shares	Value
Information Technology-26.25%
Accenture PLC, Class A	373	$105,895
Advanced Micro Devices, Inc.(b)	786	47,207
Apple, Inc.	2,730	418,618
Applied Materials, Inc.	934	82,463
Fiserv, Inc.(b)	925	95,035
Microsoft Corp.	1,519	352,605
NVIDIA Corp.	292	39,411
QUALCOMM, Inc.	626	73,655
Synopsys, Inc.(b)	136	39,787
TE Connectivity Ltd. (Switzerland)	408	49,870
Visa, Inc., Class A	461	95,501
VMware, Inc., Class A	619	69,656

		1,469,703

Materials-0.89%
Crown Holdings, Inc.	723	49,591

Real Estate-3.05%
Alexandria Real Estate Equities, Inc.	178	25,863
American Tower Corp.	169	35,015
Prologis, Inc.	990	109,643

		170,521

Utilities-2.33%
Avangrid, Inc.(c)	1,229	49,996
NextEra Energy, Inc.	1,038	80,445

		130,441

Total Common Stocks & Other Equity Interests (Cost $6,156,170)		5,582,883

Money Market Funds-0.23%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e) (Cost $13,140)	13,140	13,140

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $6,169,310)		5,596,023

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.91%
Invesco Private Government Fund, 3.18%(d)(e)(f)	14,212	14,212
Invesco Private Prime Fund, 3.28%(d)(e)(f)	36,557	36,557

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $50,768)		50,769

TOTAL INVESTMENTS IN SECURITIES-100.87% (Cost $6,220,078)		5,646,792
OTHER ASSETS LESS LIABILITIES-(0.87)%		(48,835)

NET ASSETS-100.00%		$5,597,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco US Large Cap Core ESG ETF (IVLC)–(continued)

October 31, 2022

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$26,020	$210,093	$(222,973)	$-	$-	$13,140	$101

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	12,583	256,756	(255,127)	-	-	14,212	148	*

Invesco Private Prime Fund	27,638	534,950	(526,051)	1	19	36,557	407	*

Total	$66,241	$1,001,799	$(1,004,151)	$1	$19	$63,909	$656

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Assets and Liabilities

October 31, 2022

	Invesco Focused Discovery Growth ETF (IVDG)	Invesco Real Assets ESG ETF (IVRA)	Invesco Select Growth ETF (IVSG)	Invesco US Large Cap Core ESG ETF (IVLC)
Assets:
Unaffiliated investments in securities, at value(a)	$589,619	$2,987,370	$970,941	$5,582,883
Affiliated investments in securities, at value	16,956	7,655	22,496	63,909
Foreign currencies, at value	-	572	-	-
Receivable for:
Dividends	54	4,020	127	4,130
Securities lending	-13		-	4
Investments sold	17,970	155,951	-	-

Total assets	624,599	3,155,581	993,564	5,650,926

Liabilities:
Payable for:
Investments purchased	22,058	151,983	-	-
Collateral upon return of securities loaned	-	-	8,995	50,768
Accrued unitary management fees	291	1,436	391	2,201

Total liabilities	22,349	153,419	9,386	52,969

Net Assets	$602,250	$3,002,162	$984,178	$5,597,957

Net assets consist of:
Shares of beneficial interest	$963,975	$3,161,267	$1,492,616	$6,486,211
Distributable earnings (loss)	(361,725)	(159,105)	(508,438)	(888,254)

Net Assets	$602,250	$3,002,162	$984,178	$5,597,957

Shares outstanding (unlimited amount authorized, $0.01 par value)	60,001	230,001	100,001	470,001
Net asset value	$10.04	$13.05	$9.84	$11.91

Market price	$10.03	$13.10	$9.84	$11.90

Unaffiliated investments in securities, at cost	$592,830	$3,110,454	$1,171,910	$6,156,170

Affiliated investments in securities, at cost	$16,956	$7,655	$22,496	$63,908

Foreign currencies, at cost	$-	$572	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$-	$8,717	$49,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Statements of Operations

For the year ended October 31, 2022

	Invesco Focused Discovery Growth ETF (IVDG)	Invesco Real Assets ESG ETF (IVRA)	Invesco Select Growth ETF (IVSG)	Invesco US Large Cap Core ESG ETF (IVLC)
Investment income:
Unaffiliated dividend income	$4,351	$80,553	$6,756	$83,689
Affiliated dividend income	236	208	87	101
Securities lending income, net	1	259	3	50
Foreign withholding tax	(37)	(4,688)	-	(106)

Total investment income	4,551	76,332	6,846	83,734

Expenses:
Unitary management fees	4,920	17,263	5,670	30,679

Less: Waivers	(14)	(12)	(4)	(5)

Net expenses	4,906	17,251	5,666	30,674

Net investment income (loss)	(355)	59,081	1,180	53,060

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(282,695)	(36,059)	(285,070)	(317,760)
Affiliated investment securities	(2)	5	-	19
In-kind redemptions	185,219	-	276,189	180,338
Short Sales	7	-	-	-
Foreign currencies	-	351	-	-

Net realized gain (loss)	(97,471)	(35,703)	(8,881)	(137,403)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(242,693)	(362,470)	(453,623)	(1,152,471)
Affiliated investment securities	-	-	-	1
Foreign currencies	-	16	-	-

Change in net unrealized appreciation (depreciation)	(242,693)	(362,454)	(453,623)	(1,152,470)

Net realized and unrealized gain (loss)	(340,164)	(398,157)	(462,504)	(1,289,873)

Net increase (decrease) in net assets resulting from operations	$(340,519)	$(339,076)	$(461,324)	$(1,236,813)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco Focused Discovery Growth ETF (IVDG)		Invesco Real Assets ESG ETF (IVRA)
	2022	2021(a)	2022	2021(a)
Operations:
Net investment income (loss)	$(355)	$(4,063)	$59,081	$24,949
Net realized gain (loss)	(97,471)	(11,527)	(35,703)	78,434
Change in net unrealized appreciation (depreciation)	(242,693)	239,482	(362,454)	239,385

Net increase (decrease) in net assets resulting from operations	(340,519)	223,892	(339,076)	342,768

Distributions to Shareholders from:
Distributable earnings	-	-	(122,551)	(41,522)

Shareholder Transactions:
Proceeds from shares sold	2,317,594	1,320,645	1,529,409	1,633,134
Value of shares repurchased	(2,513,948)	(405,414)	-	-

Net increase (decrease) in net assets resulting from share transactions	(196,354)	915,231	1,529,409	1,633,134

Net increase (decrease) in net assets	(536,873)	1,139,123	1,067,782	1,934,380

Net assets:
Beginning of period	1,139,123	-	1,934,380	-

End of period	$602,250	$1,139,123	$3,002,162	$1,934,380

Changes in Shares Outstanding:
Shares sold	170,000	110,001	100,000	130,001
Shares repurchased	(190,000)	(30,000)	-	-
Shares outstanding, beginning of period	80,001	-	130,001	-

Shares outstanding, end of period	60,001	80,001	230,001	130,001

(a)	For the period December 17, 2020 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Select Growth ETF (IVSG)		Invesco US Large Cap Core ESG ETF (IVLC)
2022	2021(a)	2022	2021(a)

$ 1,180	$(591)	$53,060	$31,865
(8,881)	(25,173)	(137,403)	135,434
(453,623)	252,654	(1,152,470)	579,184

(461,324)	226,890	(1,236,813)	746,483

(1,017)	(125)	(90,907)	(29,001)

2,466,126	1,200,012	1,490,789	7,062,656
(2,446,384)	-	(1,515,475)	(829,775)

19,742	1,200,012	(24,686)	6,232,881

(442,599)	1,426,777	(1,352,406)	6,950,363

1,426,777	-	6,950,363	-

$ 984,178	$1,426,777	$5,597,957	$6,950,363

180,000	100,001	110,000	530,001
(180,000)	-	(110,000)	(60,000)
100,001	-	470,001	-

100,001	100,001	470,001	470,001

25

Financial Highlights

Invesco Focused Discovery Growth ETF (IVDG)

	Year Ended October 31, 2022		For the Period December 17, 2020(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$14.24		$12.00

Net investment income (loss)(b)	(0.00	)(c)	(0.04)
Net realized and unrealized gain (loss) on investments	(4.20)		2.28

Total from investment operations	(4.20)		2.24

Net asset value at end of period	$10.04		$14.24

Market price at end of period(d)	$10.03		$14.25

Net Asset Value Total Return(e)	(29.49)%		18.67	%(f)
Market Price Total Return(e)	(29.61)%		18.75	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$602		$1,139
Ratio to average net assets of:
Expenses	0.59%		0.58	%(g)
Net investment income (loss)	(0.04)%		(0.36	)%(g)
Portfolio turnover rate(h)	157%		135%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 16.53%. The market price total return from Fund Inception to October 31, 2021 was 16.61%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights–(continued)

Invesco Real Assets ESG ETF (IVRA)

	Year Ended October 31, 2022	For the Period December 17, 2020(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$14.88	$12.00

Net investment income(b)	0.29	0.22
Net realized and unrealized gain (loss) on investments	(1.43)	3.04

Total from investment operations	(1.14)	3.26

Distributions to shareholders from:
Net investment income	(0.29)	(0.38)
Net realized gains	(0.40)	-

Total distributions	(0.69)	(0.38)

Net asset value at end of period	$13.05	$14.88

Market price at end of period(c)	$13.10	$14.96

Net Asset Value Total Return(d)	(8.01)%	27.65	%(e)
Market Price Total Return(d)	(8.16)%	28.33	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,002	$1,934
Ratio to average net assets of:
Expenses	0.59%	0.60	%(f)
Net investment income	2.02%	1.86	%(f)
Portfolio turnover rate(g)	82%	52%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 32.40%. The market price total return from Fund Inception to October 31, 2021 was 32.53%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Select Growth ETF (IVSG)

	Year Ended October 31, 2022	For the Period December 17, 2020(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$14.27	$12.00

Net investment income (loss)(b)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(4.43)	2.28

Total from investment operations	(4.42)	2.27

Distributions to shareholders from:
Net investment income	(0.01)	-

Net asset value at end of period	$9.84	$14.27

Market price at end of period(c)	$9.84	$14.26

Net Asset Value Total Return(d)	(30.97)%	18.93	%(e)
Market Price Total Return(d)	(30.93)%	18.84	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$984	$1,427
Ratio to average net assets of:
Expenses	0.48%	0.47	%(f)
Net investment income (loss)	0.10%	(0.05	)%(f)
Portfolio turnover rate(g)	113%	33%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 18.93%. The market price total return from Fund Inception to October 31, 2021 was 18.65%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco US Large Cap Core ESG ETF (IVLC)

	Year Ended October 31, 2022	For the Period December 17, 2020(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$14.79	$12.00

Net investment income(b)	0.11	0.10
Net realized and unrealized gain (loss) on investments	(2.80)	2.78

Total from investment operations	(2.69)	2.88

Distributions to shareholders from:
Net investment income	(0.11)	(0.09)
Net realized gains	(0.08)	-

Total distributions	(0.19)	(0.09)

Net asset value at end of period	$11.91	$14.79

Market price at end of period(c)	$11.90	$14.78

Net Asset Value Total Return(d)	(18.36)%	24.07	%(e)
Market Price Total Return(d)	(18.37)%	23.98	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,598	$6,950
Ratio to average net assets of:
Expenses	0.48%	0.47	%(f)
Net investment income	0.83%	0.82	%(f)
Portfolio turnover rate(g)	18%	50%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 25.01%. The market price total return from Fund Inception to October 31, 2021 was 24.82%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2022

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Focused Discovery Growth ETF (IVDG)	“Focused Discovery Growth ETF”

Invesco Real Assets ESG ETF (IVRA)	“Real Assets ESG ETF”

Invesco Select Growth ETF (IVSG)	“Select Growth ETF”

Invesco US Large Cap Core ESG ETF (IVLC)	“US Large Cap Core ESG ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Focused Discovery Growth ETF and Select Growth ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities which includes a significant percentage of securities held in each Fund’s portfolio, but excludes or modifies the weightings of certain securities (the “Substitute Basket”), as well as cash included in the Fund’s Substitute Basket. Creation Units for Real Assets ESG ETF and US Large Cap Core ESG ETF are issued and redeemed principally in exchange for (1) select recently disclosed portfolio holdings (“Strategy Components”), (2) an amount of cash corresponding to the value of ETFs that convey information about the types of instruments in which each Fund invests (“Representative ETFs”) and (3) cash and cash equivalents, which, together with the Strategy Components and Representative ETFs, constitute the “Tracking Basket”. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of Focused Discovery Growth ETF and US Large Cap Core ESG ETF is to seek capital appreciation. The investment objective of Real Assets ESG ETF is to seek capital appreciation with a secondary objective of current income. The investment objective of Select Growth ETF is to seek long-term capital appreciation.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a

30

demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some

31

management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except Real Assets ESG ETF) declares and pays dividends from net investment income, if any, to their shareholders quarterly and records such dividends on the ex-dividend date. Real Assets ESG ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Affiliated Sub-Adviser” or “Invesco”), and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco, an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Focused Discovery Growth ETF	$0

Real Assets ESG ETF	5

Select Growth ETF	0

US Large Cap Core ESG ETF	5

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of

33

securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR Risk. Certain Funds may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Arbitrage Risk. Unlike ETFs that publicly disclose their complete portfolio holdings each Business Day, the Funds provide certain other information intended to allow market participants to estimate the value of positions in Fund shares. Although this information is designed to facilitate arbitrage opportunities in Shares to reduce bid/ask spread and minimize discounts or premiums between the market price and the NAV of the Shares, there is no guarantee the Funds’ arbitrage mechanism will operate as intended and that the Funds will not experience wide bid/ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Funds’ trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Funds’ performance.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments

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in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

ESG Risk. Because Real Assets ESG ETF and US Large Cap Core ESG ETF evaluate ESG factors to assess and exclude certain investments for non-financial reasons, such Funds may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under a Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, Real Assets ESG ETF and US Large Cap Core ESG ETF may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by a Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, a Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in a Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Fluctuation of Net Asset Value and Share Price Risk. Shares may trade at a larger premium or discount to the NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of the Funds will generally fluctuate with changes in the market value of the Funds’ holdings. The Shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the Shares may result in the Shares trading significantly above (at a premium) or below (at a discount) NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Funds’ underlying portfolio holdings.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Industry Concentration Risk. Certain Funds are concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating their investments in an industry or industry group, such Funds may face more risks than if they were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which some Funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below) applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Market Risk. The Funds’ holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Transparent Actively Managed Fund Risk. Focused Discovery Growth ETF and Select Growth ETF publish each Business Day on each Fund’s website a “Substitute Basket,” which is designed to closely track the daily performance of each Fund but is not each Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in each Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in each Fund’s portfolio, such as those securities that each Fund’s portfolio managers are actively looking to purchase or sell. Disclosure of the

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Substitute Basket structure may affect the price at which Shares trade in the secondary market. Although the Substitute Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of each Fund at or close to each Fund’s NAV per share, there is a risk that market prices will vary significantly from NAV. By trading on the basis of a published Substitute Basket, each Fund may trade at a wider bid/ask spread than ETFs that publish their full portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. In addition, although each Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Substitute Basket to identify the fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm each Fund and its shareholders, such as front running each Fund’s trades of portfolio securities.

Real Assets ESG ETF and US Large Cap Core ESG ETF publish each Business Day on each Fund’s website a “Tracking Basket,” which is designed to closely track the daily performance of each Fund but is not each Fund’s actual portfolio. The Tracking Basket is comprised of: (1) Strategy Components; (2) Representative ETFs; and (3) cash and cash equivalents.

Each Fund also publishes each Business Day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior Business Day’s Tracking Basket compared to the holdings of each Fund that formed the basis for each Fund’s calculation of NAV per share at the end of the prior Business Day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to each Fund’s actual portfolio in percentage terms. Given the differences between each Fund and ETFs that disclose their complete holdings daily, there is a risk that market prices of each Fund may vary significantly from NAV, and that the Shares may trade at a wider bid/ask spread–and therefore cost investors more to trade–than shares of other ETFs. These risks are heightened during periods of market disruption or volatility. Similarly to mutual funds and other ETFs, each Fund discloses the complete schedule of its portfolio holdings on Form N-PORT after its first and third fiscal quarters and in shareholder reports after its second and fourth fiscal quarters.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Real Assets Companies Risk. Investments in real assets companies may involve a higher degree of risk, including significant financial, operating, and competitive risks, and may expose the Real Assets ESG ETF to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Trading Halt Risk. There may be circumstances where a security held in a Fund’s portfolio but not in the Substitute Basket or Tracking Basket does not have readily available market quotations. If the Adviser or the Affiliated Sub-Adviser determines that such circumstance may affect the reliability of the Substitute Basket or Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Fund’s portfolio, will be publicly disclosed on the Fund’s website and the Adviser or the Sub-Adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. If securities representing 10% or more of the Fund’s portfolio do not have readily available market quotations, the Adviser would promptly request the Cboe BZX Exchange, Inc. (the “Exchange”) to halt trading on the Fund, meaning that investors would not be able to trade the Shares. Moreover, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions,

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disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund, oversight of the Affiliated Sub-Adviser.

Pursuant to an Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Adviser for each Fund, and for each Fund the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Focused Discovery Growth ETF	0.59%

Real Assets ESG ETF	0.59%

Select Growth ETF	0.48%

US Large Cap Core ESG ETF	0.48%

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Adviser for each Fund. The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2022, the Adviser waived fees for each Fund in the following amounts:

Focused Discovery Growth ETF	$14

Real Assets ESG ETF	12

Select Growth ETF	4

US Large Cap Core ESG ETF	5

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

37

prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022, for each Fund (except for Focused Discovery Growth ETF and Real Assets ESG ETF). As of October 31, 2022, all of the securities in Focused Discovery Growth ETF and Real Assets ESG ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Select Growth ETF

Investments in Securities

Common Stocks & Other Equity Interests	$970,941	$-	$-	$970,941

Money Market Funds	13,501	8,995	-	22,496

Total Investments	$984,442	$8,995	$-	$993,437

US Large Cap Core ESG ETF

Investments in Securities

Common Stocks & Other Equity Interests	$5,582,883	$-	$-	$5,582,883

Money Market Funds	13,140	50,769	-	63,909

Total Investments	$5,596,023	$50,769	$-	$5,646,792

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022		2021
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*

Focused Discovery Growth ETF	$-	$-	$-

Real Assets ESG ETF	118,496	4,055	41,522

Select Growth ETF	1,017	-	125

US Large Cap Core ESG ETF	90,907	-	29,001

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Focused Discovery Growth ETF	$-	$(5,200)	$-	$(356,525)	$963,975	$602,250

Real Assets ESG ETF	-	(147,215)	15	(11,905)	3,161,267	3,002,162

Select Growth ETF	-	(207,631)	-	(300,807)	1,492,616	984,178

US Large Cap Core ESG ETF	2,774	(574,070)	-	(316,958)	6,486,211	5,597,957

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total

Focused Discovery Growth ETF	$356,525	$ -	$356,525

Real Assets ESG ETF	11,905	-	11,905

Select Growth ETF	300,807	-	300,807

US Large Cap Core ESG ETF	175,462	141,496	316,958

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Focused Discovery Growth ETF	$1,268,675	$1,303,969

Real Assets ESG ETF	2,848,536	2,353,714

Select Growth ETF	1,320,912	1,917,577

US Large Cap Core ESG ETF	1,166,852	1,221,442

For the fiscal year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Focused Discovery Growth ETF	$2,015,901	$2,173,583

Real Assets ESG ETF	984,646	-

Select Growth ETF	2,291,350	1,681,962

US Large Cap Core ESG ETF	1,367,176	1,355,611

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Focused Discovery Growth ETF	$34,388	$(39,588)	$(5,200)	$611,775

Real Assets ESG ETF	172,249	(319,464)	(147,215)	3,142,240

Select Growth ETF	35,327	(242,958)	(207,631)	1,201,068

US Large Cap Core ESG ETF	284,547	(858,617)	(574,070)	6,220,862

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, foreign currency transactions and REITs, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Focused Discovery Growth ETF	$4,047	$(180,309)	$176,262

Real Assets ESG ETF	(130)	1,262	(1,132)

Select Growth ETF	271	(273,415)	273,144

US Large Cap Core ESG ETF	(1,258)	(178,222)	179,480

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NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. For Focused Discovery Growth ETF and Select Growth ETF, such transactions are principally permitted in exchange for the securities and cash in each Fund’s Substitution Basket. For Real Assets ESG ETF and US Large Cap Core ESG ETF, such transactions are principally permitted in exchange for the Strategy Components included in each Fund’s Tracking Basket, together with an amount of cash corresponding to the value of the Representative ETFs and cash and cash equivalents that form the remainder of the Tracking Basket. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Focused Discovery Growth ETF, Invesco Real Assets ESG ETF, Invesco Select Growth ETF and Invesco US Large Cap Core ESG ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Focused Discovery Growth ETF, Invesco Real Assets ESG ETF, Invesco Select Growth ETF and Invesco US Large Cap Core ESG ETF (four of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period December 17, 2020 (commencement of investment operations) through October 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for the year ended October 31, 2022 and for the period December 17, 2020 (commencement of investment operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Focused Discovery Growth ETF (IVDG)

Actual	$1,000.00	$ 964.40	0.59%	$2.92

Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01
Invesco Real Assets ESG ETF (IVRA)

Actual	1,000.00	866.50	0.59	2.78

Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01

Invesco Select Growth ETF (IVSG)

Actual	1,000.00	887.40	0.48	2.28

Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45

Invesco US Large Cap Core ESG ETF (IVLC)

Actual	1,000.00	929.90	0.48	2.33

Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

42

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco Focused Discovery Growth ETF	0%	0%	0%	0%	0%	0%	$-	$-
Invesco Real Assets ESG ETF	23%	45%	20%	0%	0%	0%	4,055	57,041
Invesco Select Growth ETF	0%	100%	100%	0%	0%	1%	-	-
Invesco US Large Cap Core ESG ETF	0%	85%	83%	0%	0%	0%	-	37,743

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2008	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2008	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank-Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

53

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-6	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2022.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2021
Audit Fees	$ 310,620	$ 299,250
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 185,668	$ 188,426
All Other Fees	$ 0	$ 0
Total Fees	$ 496,288	$ 487,676

(1)

Tax Fees for the fiscal years ended October 31, 2022 and 2021 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 760,000	$ 760,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 760,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Effective Date	June 26, 2009
Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,379,668 for the fiscal year ended October 31, 2022 and $6,858,426 for the fiscal year ended October 31, 2021.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $19 million for the fiscal year ended 2022. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held financial interests directly in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holding until after the matter was confirmed to be an independence exception. In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violation would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Invesco Actively Managed Exchange-Traded Fund Trust

By:	/s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 5, 2023

By:	/s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: January 5, 2023